As filed with the Securities and Exchange Commission on April 30, 2002
                                                    Registration Nos. 333-72632
                                                                       811-5166

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               -----------------

                        POST-EFFECTIVE AMENDMENT NO. 1

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 4
                       (Check appropriate box or boxes.)

                               -----------------

                        MONY America Variable Account A
                          (Exact Name of Registrant)

                          MONY LIFE INSURANCE COMPANY
                                  OF AMERICA
                              (Name of Depositor)

                                 1740 Broadway
                           New York, New York 10019
        (Address of Depositor's Principal Executive Offices) (Zip Code)
       Depositor's Telephone Number, including Area Code (212) 708-2000

                            Haroula K. Ballas, Esq.
                             Counsel -- Operations
                          MONY Life Insurance Company
                                 1740 Broadway
                           New York, New York 10019
                    (Name and Address of Agent for Service)

                               -----------------

   Approximate date of proposed public offering: It is proposed that this filing will become effective: (check appropriate box)
      [_] immediately upon filing pursuant to paragraph (b) of Rule 485.
      [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485.
      [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
      [_] on         pursuant to paragraph (a)(1) of Rule 485.
      [_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.
      [_] on        pursuant to paragraph (a)(2) of Rule 485.

   If appropriate, check the following box:
      [_] this post-effective amendment designates a new effective date for a
   previously filed post-effective        amendment.

   TITLE OF SECURITIES BEING REGISTERED: Individual Flexible Payment Variable Annuity Contracts

================================================================================

                                  Prospectus

                               Dated May 1, 2002


             Individual Flexible Payment Variable Annuity Contract

                                   Issued By

                        MONY America Variable Account A
                    MONY Life Insurance Company of America

   MONY Life Insurance Company of America (the "Company") issues the flexible payment variable annuity contract described in this prospectus. Among the contract's many terms are:

Allocation of Purchase Payments and Fund Value

.. You can tell us what to do with your purchase payments. You can also tell us what to do with the fund value your contract may create for you resulting from those purchase payments.

 . You can tell us to place them into a separate account. That separate account is called MONY America Variable Account A.

 . If you do, you can also tell us to place your purchase payments and fund values into any of the 35 different subaccounts. Each of these subaccounts seeks to achieve a different investment objective. The subaccounts invest in shares of the following portfolios of The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust and The Universal Institutional Funds, Inc. (the "Funds"). /

 . The Alger American Fund

   . Alger American Balanced Portfolio, Alger American MidCap Growth Portfolio

 . Enterprise Accumulation Trust

   . Equity Income Portfolio, Global Socially Responsive Portfolio, Growth
     Portfolio, Growth and Income Portfolio, Managed Portfolio, Multi-Cap Growth Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Total Return Portfolio

 . INVESCO Variable Investment Funds, Inc.

   . INVESCO VIF--Financial Services Fund, INVESCO VIF--Health Sciences Fund,
     INVESCO VIF--Telecommunications Fund

 . Janus Aspen Series

   . Capital Appreciation Portfolio, Flexible Income Portfolio, International
     Growth Portfolio

 . Lord Abbett Series Fund

   . Bond-Debenture Portfolio, Growth and Income Portfolio, Mid-Cap Value
     Portfolio

 . MFS(R) Variable Insurance Trust/SM/

   . MFS Mid Cap Growth Series, MFS New Discovery Series, MFS Total Return
     Series, MFS Utilities Series

 . MONY Series Fund, Inc.

   . Government Securities Portfolio, Long Term Bond Portfolio, Money Market
     Portfolio

 . PBHG Insurance Series Fund

   . PBHG Mid-Cap Value Portfolio, PBHG Select Value Portfolio

 . PIMCO Variable Insurance Trust


   . Global Bond Portfolio, Real Return Portfolio, StocksPLUS Growth and Income
     Portfolio

 . The Universal Institutional Funds, Inc.

   . Emerging Markets Equity Portfolio, Global Value Equity Portfolio, U.S.
     Real Estate Portfolio

.. You can tell us to place some or all of your purchase payments and fund values into our Guaranteed Interest Account with Market Value Adjustment. Our account will pay you a guaranteed interest rate annually, and we will guarantee that those purchase payments and fund values will not lose any value, so long as you leave the purchase payments and fund values in the Account. Purchase payments and fund values you place into the Guaranteed Interest Account with Market Value Adjustment become part of our assets.

Living Benefits

.. Annuity Benefits

 . This contract is designed to pay to you the fund value in periodic installments.

.. Fund Value Benefits

 . You may ask for some or all of the contract's fund value at any time. If you do, we may deduct a surrender charge.

.. Loans

 . You may borrow up to 50% of the fund value of the contract if you are a qualified retirement plan. You will have to pay interest to us on the amount borrowed.

Death Benefit

.. We will pay a death benefit to your beneficiary upon the death of the person you name as annuitant before the annuity starting date.

Fees and Charges

.. The contract allows us to deduct certain charges from the fund value. These charges are detailed in this prospectus.

For Contract Owner inquiries, write or call:

      MONY Life Insurance Company of America
      Policyholder Services -- Variable Annuity Department
      P.O. Box 4720
      Syracuse, New York 13221
      1-800-487-6669

Statement of Additional Information


A Statement of Additional Information dated May 1, 2002 containing additional information about the Contract is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request to the address shown on the request form on page 61 of this prospectus or by telephoning 1-800-487-6669. The Table of Contents of the Statement of Additional Information can be found on page 61 of this prospectus.



Your investment in the contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


This prospectus is not an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction where such may not be lawfully made.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus contains basic information that you should know before investing. It comes with prospectuses for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc. and Guaranteed Interest Account with Market Value Adjustment. You should read these prospectuses carefully and keep them for future reference. /

                    MONY Life Insurance Company of America
                    1740 Broadway, New York, New York 10019
                                1-800-487-6669

                               Table of Contents


                                                                           Page
                                                                           ----
Summary of the Contract...................................................   1
 Definitions..............................................................   1
 Purpose of the Contract..................................................   1
 Purchase Payments and Fund Values........................................   1
 MONY America Variable Account A..........................................   2
 Guaranteed Interest Account with Market Value Adjustment.................   2
 Market Value Adjustment..................................................   2
 Benefit Option Packages..................................................   3
 Minimum Purchase Payments................................................   4
 Transfer of Fund Values..................................................   4
 Loans....................................................................   4
 Surrenders...............................................................   5
 Charges and Deductions...................................................   5
 Right to Return Contract Provision.......................................   5
 Death Benefit............................................................   5
 Other Contracts..........................................................  16
Detailed Information About the Company and MONY America Variable Account A  17
 MONY Life Insurance Company of America...................................  17
 MONY America Variable Account A..........................................  17
The Funds.................................................................  23
 The Alger American Fund..................................................  24
 Enterprise Accumulation Trust............................................  24
 INVESCO Variable Investment Funds, Inc...................................  26
 Janus Aspen Series.......................................................  26
 Lord Abbett Series Fund..................................................  26
 MFS(R) Variable Insurance Trust/SM/......................................  27
 MONY Series Fund, Inc....................................................  27
 PBHG Insurance Series Fund...............................................  28
 PIMCO Variable Insurance Trust...........................................  28
 The Universal Institutional Funds, Inc...................................  28
 Purchase of Portfolio Shares by MONY America Variable Account A..........  29
 Guaranteed Interest Account..............................................  30
Detailed Information About the Contract...................................  32
 Payment and Allocation of Purchase Payments..............................  32
 Termination of the Contract..............................................  38
Surrenders................................................................  38
Loans.....................................................................  40
Death Benefit.............................................................  40
 Death Benefit Provided by the Contract...................................  40
 Earnings Increase Death Benefit..........................................  43
 Election and Effective Date of Election..................................  43
 Payment of Death Benefit.................................................  44
Charges and Deductions....................................................  45
 Deductions from Purchase Payments........................................  46
 Charges Against Fund Value...............................................  46
 Deductions from Fund Value...............................................  47
Annuity Provisions........................................................  50
 Annuity Payments.........................................................  50
 Guaranteed Minimum Annuity Payments......................................  51
 Election and Change of Settlement Option.................................  52
 Settlement Options.......................................................  52

                                                         Page
                                                         ----
 Frequency of Annuity Payments..........................  53
 Additional Provisions..................................  53
Other Provisions........................................  54
 Ownership..............................................  54
 Provision Required by Section 72(s) of the Code........  55
 Provision Required by Section 401(a)(9) of the Code....  55
 Secondary Annuitant....................................  56
 Assignment.............................................  56
 Change of Beneficiary..................................  57
 Substitution of Securities.............................  57
 Modification of the Contract...........................  57
 Change in Operation of MONY America Variable Account A.  57
Voting Rights...........................................  57
Distribution of the Contracts...........................  58
Federal Tax Status......................................  59
 Introduction...........................................  59
 Tax Treatment of the Company...........................  59
 Taxation of Annuities in General.......................  59
 Retirement Plans.......................................  60
Performance Data........................................  61
Additional Information..................................  62
Legal Proceedings.......................................  62
Financial Statements....................................  62
Table of Contents of Statement of Additional Information  63

                            Summary of the Contract

   This summary provides you with a brief overview of the more important aspects of your Contract. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this summary and in your contract. This summary and the entire prospectus will describe the part of the contract involving MONY America Variable Account A. The prospectus also briefly will describe the Guaranteed Interest Account with Market Value Adjustment and the portfolios offered by The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, and The Universal Institutional Funds, Inc. More detailed information about the Guaranteed Interest Account with Market Value Adjustment is contained in the prospectus attached to this prospectus and in your contract. More detailed information about the portfolios offered by the Funds is contained in the prospectus attached to this prospectus.

                                  Definitions

--------------------------------------------------------------------------
This prospectus contains some specialized terms. We have defined specialized terms on the page where they first appear. The definitions will appear on the page in a box like this one.
--------------------------------------------------------------------------

Purpose of the Contract

   The Contract is an Individual Flexible Payment Variable Annuity Contract (the "Contract" or "Contracts").

   The Contract is designed to allow an owner to make purchase payments to the Company under the Contract. Those purchase payments are allocated at the owner's choice among the subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment. Those purchase payments can accumulate for a period of time and create fund values for the owner. The owner can choose the length of time that such purchase payments may accumulate. The owner may choose at some point in the future to receive annuity benefits based upon those accumulated fund values.

   An owner may use the Contract's design to accumulate fund values for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs (the "Qualified Plans") may qualify for federal income tax advantages available under Sections 401, 403 (other than Section 403(b)), 408, 408A and 457 of the Internal Revenue Code (the "Code").

--------------------------------------------------------------------------
Qualified Plans -- Retirement plans that receive favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code.

Qualified Contracts -- Contracts issued under Qualified Plans.
--------------------------------------------------------------------------

   The Contract is also designed to allow the owner to request payments of part or all of the accumulated fund values before the owner begins to receive annuity benefits. This payment may result in the imposition of a surrender charge and a market value adjustment. The market value adjustment will not apply to contracts issued in certain states. This payment may also be subject to income and other taxes.

Purchase Payments and Fund Values

   The purchase payments you make for the Contract are received by the Company. Currently those purchase payments are not subject to taxes imposed by the United States Government or any state or local government.

   You may allocate your purchase payments to one or more of the subaccounts of MONY America Variable Account A that are available under the Contract and/or to the Guaranteed Interest Account with Market Value

Adjustment. The purchase payments you allocate among the various subaccounts of MONY America Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the purchase payments you allocate to any of the subaccounts of MONY America Variable Account A will increase or that the purchase payments you make will not lose value.

   Purchase payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 3.5%.

MONY America Variable Account A

   MONY America Variable Account A is a separate investment account of MONY Life Insurance Company of America (the "Company"). MONY America Variable Account A's assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.


   The subaccounts of MONY America Variable Account A invest in shares of the Funds at their net asset value. (See "The Funds"). Owners bear the entire investment risk for all amounts allocated to MONY America Variable Account A subaccounts.


--------------------------------------------------------------------------
Owner -- The person so designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

Purchase Payment -- An amount paid to the Company by the Owner or on the Owner's behalf as consideration for the benefits provided by the Contract.

Net Purchase Payment -- Purchase Payment amount after deduction of any applicable taxes.
--------------------------------------------------------------------------

Guaranteed Interest Account with Market Value Adjustment


   The Guaranteed Interest Account is part of the Company's general account ("General Account"). It consists of all the Company's assets other than assets allocated to separate investment accounts of the Company. Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at rates guaranteed by the Company for specified periods. (See "Guaranteed Interest Account".)


Market Value Adjustment

   A market value adjustment will be imposed on transfers or surrenders (partial or full) from the Guaranteed Interest Account in most states. A market value adjustment will not be imposed on contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington; however, restrictions on transfers apply in these States. The adjustment can be either a positive or negative adjustment. No adjustment is made for the amount withdrawn or transferred within 30 days before the end of the accumulation period, nor to benefits paid as a result of the death of the Owner. The Guaranteed Interest Account and its market value adjustment feature are described in a separate prospectus which accompanies this prospectus.

--------------------------------------------------------------------------
Fund Value -- The aggregate dollar value as of any Business Day of all amounts accumulated under each of the subaccounts, the Guaranteed Interest Account, and the Loan Account of the Contract. If the term Fund Value is preceded or followed by the terms subaccount(s), the Guaranteed Interest Account, and the Loan Account, or any one or more of those terms, Fund Value means only the Fund Value of the subaccount, the Guaranteed Interest Account or the Loan Account, as the context requires.
--------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Business Day -- Each day that the New York Stock Exchange is open for trading.
 ------------------------------------------------------------------------------

Benefit Option Packages

   There are three benefit option packages available under the Contract. The three benefit option packages may not be available in all states. Each benefit option package is distinct. You select a benefit option package at the time of application. Once a selection is made, you may not transfer from one benefit option package to another.


                       Option 1                       Option 2                         Option 3
------------------------------------------------------------------------------------------------------------
Mortality   Current annual rate--1.20%     Current annual rate--1.60%       Current annual rate--2.20%
and Expense Maximum annual rate--1.40%     Maximum annual rate--1.95%       Maximum annual rate--2.80%
Risk Charge
------------------------------------------------------------------------------------------------------------
Death       The greater of:                The greatest of:                 The greatest of:
Benefit on  (1) The Fund Value less any    (1) The Fund Value less any      (1) The Fund Value less any
Death of    Outstanding Debt on the date   Outstanding Debt on the date     Outstanding Debt on the date
Annuitant   due proof of the Annuitant's   due proof of the Annuitant's     due proof of the Annuitant's
            death is received by the       death is received by the         death is received by the
            Company.                       Company.                         Company.
            or (2) The Purchase Payments   or (2) The Purchase Payments     or (2) The Purchase Payments
            paid, less any partial         paid, less any partial           paid, less any partial
            surrenders and their Surrender surrenders and their Surrender   surrenders and their Surrender
            Charges and less any           Charges and less any             Charges and less any
            Outstanding Debt.              Outstanding Debt.                Outstanding Debt.
                                           or (3) Step Up Value (See        or (3) Step Up Value (See
                                           "Death Benefit" on page 39)      "Death Benefit" on page 39)
                                                                            or (4) Roll Up Value (See
                                                                            "Death Benefit" on page 40)
------------------------------------------------------------------------------------------------------------
Earnings    Not Available                  The amount of the Earnings       The amount of the Earnings
Increase                                   Increase depends upon the        Increase depends upon the
Amount                                     age of the Annuitant on the      age of the Annuitant on the
Added to                                   Contract's Effective Date.       Contract's Effective Date.
Death                                        If the Annuitant was age 69      If the Annuitant was age 69
Benefit                                    or younger on the Contract's     or younger on the Contract's
                                           Effective Date, the Earnings     Effective Date, the Earnings
                                           Increase Amount is equal to      Increase Amount is equal to
                                           40% of the lesser of:            40% of the lesser of:
                                             (1) Net Purchase Payments;       (1) Net Purchase Payments;
                                           or (2) Fund Value minus          or (2) Fund Value minus
                                           Purchase Payments.*              Purchase Payments.*
                                             If the Annuitant was age 70      If the Annuitant was age 70
                                           or older on the Contract's       or older on the Contract's
                                           Effective Date, the Earnings     Effective Date, the Earnings
                                           Increase Amount is equal to      Increase Amount is equal to
                                           25% of the lesser of:            25% of the lesser of:
                                             (1) Net Purchase Payments;       (1) Net Purchase Payments;
                                           or (2) Fund Value minus          or (2) Fund Value minus
                                           Purchase Payments.*              Purchase Payments.*


                      Option 1                  Option 2                        Option 3
----------------------------------------------------------------------------------------------------------
Guaranteed Not Available                   Not Available                   If certain conditions are met,
Minimum                                                                    the Guaranteed Annuitization
Annuity                                                                    Value may be used to provide
Payments                                                                   guaranteed minimum annuity
                                                                           payments that are greater than
                                                                           annuity payments that would
                                                                           be provided by the Contract's
                                                                           Fund Value or Cash Value, as
                                                                           applicable.
----------------------------------------------------------------------------------------------------------
Minimum    Qualified--The minimum          Qualified--The minimum          Qualified--The minimum
Initial    purchase payment for            purchase payment for qualified  purchase payment for
Purchase   qualified plans is the same for plans is the same for all three qualified plans is the same for
Payment    all three options. See          options. See "Detailed          all three options. See
           "Detailed Information about     Information about the Policy".  "Detailed Information about
           the Policy".                                                    the Policy".
                                           Non-Qualified --$10,000
           Non-Qualified--$5,000                                           Non-Qualified--$10,000
----------------------------------------------------------------------------------------------------------
Issue Age  Qualified--0-85                 Qualified--0-79                 Qualified--0-79

           Non-Qualified--0-85             Non-Qualified--0-79             Non-Qualified--0-79
----------------------------------------------------------------------------------------------------------
Annual     Current charge is $30.          Current charge is $0.           Current charge is $0.
Contract
Charge     The annual contract charge      The annual contract charge      The annual contract charge
           may be increased to a           may be increased to a           may be increased to a
           maximum of $50 ($30 in          maximum of $50 ($30 in          maximum of $50 ($30 in
           certain states) on 30 days      certain states) on 30 days      certain states) on 30 days
           written notice.                 written notice.                 written notice.


* The payments and values described in (1) and (2) do not include Purchase Payments made during the 12-month period immediately prior to the date due proof of death is received by the Company and reflect any partial surrenders made including any applicable Market Value Adjustment and Surrender Charge, and less any Outstanding Debt.


Minimum Purchase Payments


   The minimum purchase payment for individuals varies depending upon the purchaser of the contract, the method of paying the purchase payments and the benefit option package selected. See "Payment and Allocation of Purchase Payments".



   Additional purchase payments of at least $100 may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50. (See "Issuance of the Contract".) The Company may change any of these requirements in the future.


Transfer of Fund Values


   You may transfer fund value among the subaccounts and to or from the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account may be subject to a Market Value Adjustment for contracts issued in certain states. Transfers may be made by telephone if the proper form or the telephone authorization on a Contract application has been completed, signed, and received by the Company at its Syracuse Operations Center. See "Transfers".


Loans

   If your contract permits, you may borrow up to 50% of your Contract's fund value from the Company. Your contract will be the only security required for the loan. Contracts issued to Qualified Plans are generally the only

Contracts which permit loans. An amount equal to the amount of the loan is transferred to the loan account as security for the loan. The loan account is part of the Company's General Account.

   We will charge you interest on the amount borrowed. If you do not pay the interest when due, the amount due plus any accrued interest will be deducted from the Contract's fund value or added to the Outstanding Debt.

Surrenders


   You may surrender all or part of the Contract at any time and receive its cash value while the annuitant is alive prior to the annuity starting date. We may impose a surrender charge and market value adjustment (if applicable). A partial surrender may reduce your death benefit proportionately by the same percentage that the surrender (including any surrender charge and any market value adjustment, if applicable) reduced Fund Value. The amounts you receive upon surrender may be subject to income taxes. (See "Federal Tax Status".)


Charges and Deductions


   The Contract provides for the deduction of various charges and expenses from the fund value of the Contract.


     ---------------------------------------------------------------------
     Non-Qualified Plans -- Retirement Plans that do not receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.
     ---------------------------------------------------------------------
     ----------------------------------------------------------------------
     Non-Qualified Contracts -- Contracts issued under Non-Qualified Plans.
     ----------------------------------------------------------------------


   We pay compensation to brokers-dealers who sell the Contracts. For a discussion of this compensation, see "Distribution of the Contracts".


Right to Return Contract Provision

   You have the right to examine the Contract when you receive it. You may return the Contract for any reason within ten days from the day you receive it. You will receive a full refund of the purchase payments received by the Company. During the Right to Return Contract period, purchase payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year.

   For contracts issued in the State of Washington, an additional 10% penalty will be added to any purchase payment refund due that is not paid within 30 days of return of the Contract to the Company. For contracts issued in the State of Oklahoma, if payment is delayed more than 30 days, the Company will pay interest on the proceeds at a rate required by Oklahoma law.

Death Benefit


   If the Annuitant (and the Secondary Annuitant, if any) dies before the date the annuity payments start, the Company will pay a death benefit to the Beneficiary. The death benefit will depend upon the benefit option package in effect on the date the Annuitant dies. If the Annuitant dies after annuity payments start, no death benefit is payable except as may be payable under the settlement option selected. (See "Death Benefit".)


--------------------------------------------------------------------------
Annuitant -- The person upon whose continuation of life any annuity payment depends and to whom annuity payments are made.

Secondary Annuitant -- The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

Beneficiary -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.
--------------------------------------------------------------------------

                    MONY LIFE INSURANCE COMPANY OF AMERICA

                        MONY AMERICA VARIABLE ACCOUNT A
                                 Table of Fees

Contractowner Transaction Expenses:
 Maximum Deferred Sales Load (Surrender Charge)
   (as a percentage of amount surrendered).....    7%/(1)/
Maximum Annual Contract Charge:
 Option 1......................................   $50/(2)/
 Option 2......................................   $50/(2)/
 Option 3......................................   $50/(2)/
Maximum Transfer Charge........................   $25/(3)/

Separate Account Annual Expenses:
 Option 1
   Maximum Mortality and Expense Risk Fees..... 1.40%/(4)/
   Total Separate Account Annual Expenses...... 1.40%/(4)/
 Option 2
   Maximum Mortality and Expense Risk Fees..... 1.95%/(5)/
   Total Separate Account Annual Expenses...... 1.95%/(5)/
 Option 3
   Maximum Mortality and Expense Risk Fees..... 2.80%/(6)/
   Total Separate Account Annual Expenses...... 2.80%/(6)/

----------

/(1)/The Surrender Charge percentage, which reduces to zero, is determined by the Contract Year in which the surrender occurs.



   The Surrender Charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. See "Charges against Fund Value -- Free Partial Surrender Amount".



/(2)/The Annual Contract Charge for Option 1 is currently $30. The Annual
     Contract Charge for Option 2 and Option 3 is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $50 per Contract Year (except for contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington where the charge may not exceed $30). See "Deductions from Fund Value -- Annual Contract Charge".



/(3)/The Transfer Charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer after the first 12 transfers in a contract year, which will not exceed $25 (except for contracts issued in the states of South Carolina and Texas where it will not exceed $10). See "Deductions from Fund Value -- Transfer Charge".


/(4)/The Mortality and Expense Risk Charge is deducted daily equivalent to a current annual rate of 1.20% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40%) from the value of the net assets of the Separate Account.

/(5)/The Mortality and Expense Risk Charge is deducted daily equivalent to a current annual rate of 1.60% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95%) from the value of the net assets of the Separate Account.

/(6)/The Mortality and Expense Risk Charge is deducted daily equivalent to a current annual rate of 2.20% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 2.80%) from the value of the net assets of the Separate Account.

        Pro Forma Annual Expenses for the Year Ended December 31, 2001

                    (as a percentage of average net assets)


                                                      Distribution and
                        Management                    Service (12-b-1)
                        Fees (After   Other Expenses    Fees* (After   Total Expenses
                         Waivers/     (After Waivers/     Waivers/     (After Waivers/
   Fund/Portfolio     Reimbursements) Reimbursements) Reimbursements)  Reimbursements)
   --------------     --------------- --------------- ---------------- ---------------
The Alger American
  Fund
Alger American
  Balanced Portfolio.      0.75%           0.10%            N/A             0.85%
Alger American
  MidCap Growth
  Portfolio..........      0.80%           0.08%            N/A             0.88%

Enterprise
  Accumulation
  Trust/(1)/
Equity Income
  Portfolio..........      0.75%           0.13%            N/A             0.88%
Global Socially
  Responsive
  Portfolio/(10)/....      1.00%           0.40%            N/A             1.40%
Growth Portfolio.....      0.75%           0.09%            N/A             0.84%
Growth and Income
  Portfolio..........      0.75%           0.10%            N/A             0.85%
Managed Portfolio....      0.75%           0.09%            N/A             0.84%
Multi-Cap Growth
  Portfolio..........      1.00%           0.10%            N/A             1.10%
Small Company
  Growth Portfolio...      1.00%           0.10%            N/A             1.10%
Small Company Value
  Portfolio..........      0.80%           0.10%            N/A             0.90%
Total Return
  Portfolio/(10)/....      0.55%           0.10%            N/A             0.65%

INVESCO Variable
  Investment Funds,
  Inc.
INVESCO
  VIF -- Financial
  Services Fund......      0.75%           0.32%            N/A             1.07%
INVESCO
  VIF -- Health
  Sciences Fund......      0.75%           0.31%            N/A             1.06%
INVESCO VIF --
   Telecommunications
  Fund...............      0.75%           0.34%            N/A             1.09%

Janus Aspen
Series -- Service
Shares
Capital
  Appreciation
  Portfolio..........      0.65%           0.01%           0.25%            0.91%
Flexible Income
  Portfolio..........      0.64%           0.02%           0.25%            0.91%
International
  Growth Portfolio...      0.65%           0.06%           0.25%            0.96%

Lord Abbett Series
Fund/(2)/ -- Class
VC
Bond-Debenture
  Portfolio..........      0.50%           0.35%            N/A             0.85%
Growth and Income
  Portfolio/(3)/.....      0.50%           0.47%            N/A             0.97%
Mid-Cap Value
  Portfolio/(3)/.....      0.75%           0.35%            N/A             1.10%

MFS(R) Variable
Insurance
Trust/SM(4)/ --
Initial Class
MFS Mid Cap Growth
  Series/(5)/........      0.75%           0.15%             N/A            0.90%
MFS New Discovery
  Series/(5)/........      0.90%           0.16%             N/A            1.06%
MFS Total Return
  Series.............      0.75%           0.14%             N/A            0.89%
MFS Utilities Series.      0.75%           0.18%             N/A            0.93%

                                                     Distribution and
                                                     Service (12-b-1)
                     Management Fees Other Expenses       Fees*       Total Expenses
                     (After Waivers/ (After Waivers/ (After Waivers/  (After Waivers/
  Fund/Portfolio     Reimbursements) Reimbursements) Reimbursements)  Reimbursements)
  --------------     --------------- --------------- ---------------- ---------------

MONY Series Fund,
  Inc.
Government
  Securities
  Portfolio.........      0.50%           0.12%            N/A             0.62%
Long Term Bond
  Portfolio.........      0.50%           0.12%            N/A             0.62%
Money Market
  Portfolio/(6)/....      0.40%           0.10%            N/A             0.50%

PBHG Insurance
Series Fund/(7)/
PBHG Mid-Cap Value
  Portfolio.........      0.00%           1.20%            N/A             1.20%
PBHG Select Value
  Portfolio.........      0.65%           0.21%            N/A             0.86%

PIMCO Variable
Insurance
Trust/(8)/ --
Administrative Class
Global Bond
  Portfolio.........      0.25%           0.65%            N/A             0.90%
Real Return
  Portfolio.........      0.25%           0.41%            N/A             0.66%
StocksPLUS Growth
  and Income
  Portfolio.........      0.40%           0.27%            N/A             0.67%

The Universal
Institutional
Funds, Inc./(9)/
Emerging Markets
  Equity Portfolio..      0.98%           0.87%            N/A             1.85%
Global Value Equity
  Portfolio.........      0.67%           0.48%            N/A             1.15%
U.S. Real Estate
  Portfolio.........      0.75%           0.35%            N/A             1.10%

----------



* MONY Securities Corporation, the principal underwriter for the contracts, will receive 12b-1 fees deducted from certain portfolio assets attributable to the contracts for providing distribution shareholder services to those portfolios.




/(1)/Enterprise Capital Management, Inc. has contractually agreed to limit the portfolios' expenses through May 1, 2003, to the following expense ratios:
     Equity Income--1.05%; Global Socially Responsive--1.30%; Growth--1.15%; Growth and Income--1.05%; Managed--1.05%; Multi-Cap Growth--1.40%; Small Company Growth--1.40%; Small Company Value--1.30%; and Total Return--0.65%.


/(2)/The Mid-Cap Value, Growth and Income, and Bond-Debenture Portfolios have each established non 12b-1 service fee agreements which are reflected under "Other Expenses".


/(3)/The information in the chart above relating to Mid-Cap Value and Bond-Debenture Portfolios has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord Abbett & Co. (Lord Abbett), voluntarily waived a portion of its management fees for the Mid-Cap Value portfolio and subsidized a portion of the Mid-Cap Value and Bond-Debenture Portfolios' expenses to the extent necessary to maintain the "Other Expenses" for the Mid-Cap Value and Bond-Debenture Portfolios at an aggregate of 0.35% each Portfolio's average daily net assets. Absent any waivers and reimbursements the total annual gross expenses for the Mid-Cap Value Portfolio would have been 1.20% for the year 2001. Absent any reimbursements the total annual gross expenses for the Bond-Debenture Portfolio would have been 0.33% on an unannualized basis for the period December 3, 2001 (commencement of operations) through December 31, 2001. For the year 2002, Lord Abbett does not intend to waive its management fees for the Mid-Cap Value Portfolio but has contractually agreed to continue to reimburse a portion of the Mid-Cap Value and Bond-Debenture Portfolios' expenses to the extent necessary to maintain the "Other Expenses" for the Mid-Cap Value and Bond-Debenture Portfolios at an aggregate of 0.35% each Portfolio's average daily net assets.


/(4)/Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.


/(5)/MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for both Mid Cap Growth and New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series. Had these fee reductions not been taken into account, "Other Expenses" would be higher for certain series and would equal 0.20% for Mid Cap Growth Series and 0.19% for New Discovery Series; "Total Expenses" would be higher for certain series and would equal: 0.95% for Mid Cap Growth Series; and 1.09% for New Discovery Series.


/(6)/MONY Life Insurance Company of America has contractually agreed to limit expenses on this portfolio through April 30, 2003. Without the contractual limitation, the total expense would have been 0.51%.

/(7)/For the fiscal year ended December 31, 2001, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the portfolios and to pay certain expenses of the portfolios to the extent necessary to ensure that the total annual portfolio operating expenses do not exceed 1.20% and 1.00% for the Mid-Cap Value Portfolio and the Select Value Portfolio, respectively. Without these contractual expense waivers, "Other Expenses" and "Total Expenses" for the Mid-Cap Value Portfolio would have been 1.55% and 2.40%, respectively. Pilgrim Baxter has agreed to maintain this expense limitation agreement until December 31, 2002. In any fiscal year in which the portfolios' total assets are greater than $75 million and its total annual portfolio operating expenses are less than 1.20% and 1.00% for the Mid-Cap Value Portfolio and the Select Value Portfolio, respectively, the portfolios' board of trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the portfolios' behalf during the previous two fiscal years.


/(8)/PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and trustees' fees, 0.65% of average daily net assets for the Real Return and StocksPLUS Growth and Income Portfolios and 0.90% of average daily net assets for the Global Bond Portfolio. Under the Expense Reimbursement Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Without these expense limitations actual "Other Expenses" would have been 0.42% for the Real Return Portfolio, 0.27% for the StocksPlus Portfolio and 0.77% for the Global Bond Portfolio and "Total Expenses" would have been 0.67% for the Real Return Portfolio, 0.67% for the StocksPlus Portfolio and 1.02% for the Global Bond Portfolio. Ratio of net expenses to average net assets excluding interest expense is 0.65% for the Real Return and the StocksPlus Growth and Income Portfolios and 0.90% for the Global Bond Portfolio.


/(9)/The Adviser has voluntarily agreed to reduce its management fee and/or reimburse the portfolios to the amounts shown. Without these reimbursements and/or fee waivers the total expenses would have been 2.12%, 1.28% and 1.15% for the Emerging Markets Equity Portfolio, Global Value Equity Portfolio, U.S. Real Estate Portfolio, respectively. "Other Expenses" would have been 0.55%, 0.48% and 0.35% for the Emerging Markets Equity Portfolio, Global Value Equity Portfolio, U.S. Real Estate Portfolio, respectively. Fee waivers and/or expense reimbursements are voluntary and the advisor reserves the right to terminate any waiver and/or reimbursement at any time without notice.


/(10)/The Global Socially Responsive and Total Return Portfolios were not in operation on December 31, 2001. These are estimates of annual expenses.





   The purpose of the Table of Fees beginning on page 6 is to assist the Owner in understanding the various costs and expenses that the Owner will bear, directly or indirectly. The table reflects the expenses of the separate account as well as of the Funds. The Funds have provided information relating to their respective operations. We have not independently verified this information. The expenses borne by the Separate Account are explained under the caption "Charges and Deductions" of this Prospectus. The expenses borne by the Funds are explained in each Fund's prospectus. We cannot guarantee that the reimbursements and fee waivers provided by certain Funds will continue. The table does not reflect income taxes or penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

                                    Example

OPTION 1

   Under Option 1, if you surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                            After   After   After   After
    Subaccount                              1 Year 3 Years 5 Years 10 Years
    ----------                              ------ ------- ------- --------
    Alger American Balanced................  $86    $123    $163     $238
    Alger American MidCap Growth...........   86     124     164      241
    Enterprise Small Company Growth........   88     131     175      264
    Enterprise Small Company Value.........   86     125     165      243
    Enterprise Equity Income...............   86     124     164      241
    Enterprise Growth......................   86     123     162      237
    Enterprise Growth and Income...........   86     123     163      238
    Enterprise Global Socially Responsive..   91     139     189      293
    Enterprise Managed.....................   86     123     162      237
    Enterprise Multi-Cap Growth............   88     131     175      264
    Enterprise Total Return................   83     114     147      203
    INVESCO VIF--Financial Services........   88     130     173      261
    INVESCO VIF--Health Sciences...........   88     129     173      260
    INVESCO VIF--Telecommunications........   88     130     174      263
    Janus Aspen Series Capital Appreciation   86     125     165      244
    Janus Aspen Series Flexible Income.....   86     125     165      244
    Janus Aspen Series International Growth   87     127     168      249
    Lord Abbett Bond-Debenture.............   86     123     163      238
    Lord Abbett Growth and Income..........   87     127     168      250
    Lord Abbett Mid-Cap Value..............   85     128     172      261
    MFS Mid Cap Growth.....................   83     122     162      241
    MFS New Discovery......................   85     127     170      257
    MFS Total Return.......................   86     125     164      242
    MFS Utilities..........................   86     126     166      246
    MONY Government Securities.............   83     117     151      214
    MONY Long Term Bond....................   83     117     151      214
    MONY Money Market......................   82     114     146      202
    PBHG Mid-Cap Value.....................   89     133     179      274
    PBHG Select Value......................   86     124     163      239
    PIMCO Global Bond......................   86     125     165      243
    PIMCO Real Return......................   84     118     153      218
    PIMCO StocksPLUS Growth and Income.....   84     118     154      219
    Van Kampen UIF Emerging Markets Equity.   95     152     210      336
    Van Kampen UIF Global Value Equity.....   88     132     177      269
    Van Kampen UIF U.S. Real Estate........   88     131     175      264

   Under Option 1, if you do not surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                        After   After   After   After
Subaccount                              1 Year 3 Years 5 Years 10 Years
----------                              ------ ------- ------- --------
Alger American Balanced................  $21     $64    $110     $238
Alger American MidCap Growth...........   21      65     112      241
Enterprise Small Company Growth........   23      72     123      264
Enterprise Small Company Value.........   21      66     113      243
Enterprise Equity Income...............   21      65     112      241
Enterprise Growth......................   21      64     110      237
Enterprise Growth and Income...........   21      64     110      238
Enterprise Global Socially Responsive..   26      81     138      293
Enterprise Managed.....................   21      64     110      237
Enterprise Multi-Cap Growth............   23      72     123      264
Enterprise Total Return................   18      55      94      203
INVESCO VIF--Financial Services........   23      71     122      261
INVESCO VIF--Health Sciences...........   23      71     121      260
INVESCO VIF--Telecommunications........   23      72     123      263
Janus Aspen Series Capital Appreciation   21      66     113      244
Janus Aspen Series Flexible Income.....   21      66     113      244
Janus Aspen Series International Growth   22      68     116      249
Lord Abbett Bond-Debenture.............   21      64     110      238
Lord Abbett Growth and Income..........   22      68     116      250
Lord Abbett Mid-Cap Value..............   20      69     120      261
MFS Mid Cap Growth.....................   18      63     110      241
MFS New Discovery......................   20      68     118      257
MFS Total Return.......................   21      65     112      242
MFS Utilities..........................   22      67     114      246
MONY Government Securities.............   18      57      99      244
MONY Long Term Bond....................   18      57      99      214
MONY Money Market......................   17      54      93      202
PBHG Mid-Cap Value.....................   24      75     128      274
PBHG Select Value......................   21      65     111      239
PIMCO Global Bond......................   21      66     113      243
PIMCO Real Return......................   19      58     101      218
PIMCO StocksPLUS Growth and Income.....   19      59     101      219
Van Kampen UIF Emerging Markets Equity.   31      94     160      336
Van Kampen UIF Global Value Equity.....   24      73     126      269
Van Kampen UIF U.S. Real Estate........   23      72     123      264

OPTION 2

   Under Option 2, if you surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.


                                                            After   After   After   After
Subaccount                                                  1 Year 3 Years 5 Years 10 Years
----------                                                  ------ ------- ------- --------
Alger American Balanced....................................  $89    $135    $182     $279
Alger American MidCap Growth...............................   90     136     183      282
Enterprise Small Company Growth............................   92     142     194      303
Enterprise Small Company Value.............................   90     136     184      284
Enterprise Equity Income...................................   90     136     183      282
Enterprise Growth..........................................   89     134     181      278
Enterprise Growth and Income...............................   89     135     182      279
Enterprise Global Socially Responsive......................   95     150     207      332
Enterprise Managed.........................................   89     134     181      278
Enterprise Multi-Cap Growth................................   92     142     194      303
Enterprise Total Return....................................   86     125     166      245
INVESCO VIF--Financial Services............................   91     141     192      300
INVESCO VIF--Health Sciences...............................   91     141     192      299
INVESCO VIF--Telecommunications............................   92     142     193      302
Janus Aspen Series Capital Appreciation....................   90     136     185      285
Janus Aspen Series Flexible Income.........................   90     136     185      285
Janus Aspen Series International Growth....................   90     138     187      290
Lord Abbett Bond-Debenture.................................   89     135     182      279
Lord Abbett Growth and Income..............................   91     138     187      290
Lord Abbett Mid-Cap Value..................................   89     139     191      301
MFS Mid Cap Growth.........................................   87     133     182      281
MFS New Discovery..........................................   88     138     189      297
MFS Total Return...........................................   90     136     184      283
MFS Utilities..............................................   90     137     186      287
MONY Government Securities.................................   87     128     171      255
MONY Long Term Bond........................................   87     128     171      255
MONY Money Market..........................................   86     125     165      244
PBHG Mid-Cap Value.........................................   93     145     198      313
PBHG Select Value..........................................   90     135     182      280
PIMCO Global Bond..........................................   90     136     184      284
PIMCO Real Return..........................................   88     129     173      260
PIMCO StocksPLUS Growth and Income.........................   88     130     173      261
Van Kampen UIF Emerging Markets Equity.....................   99     163     228      373
Van Kampen UIF Global Value Equity.........................   92     143     196      308
Van Kampen UIF U.S. Real Estate............................   92     142     194      303

   Under Option 2, if you do not surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.


                                        After   After   After   After
Subaccount                              1 Year 3 Years 5 Years 10 Years
----------                              ------ ------- ------- --------
Alger American Balanced................  $25    $ 76    $131     $279
Alger American MidCap Growth...........   25      77     132      282
Enterprise Small Company Growth........   27      84     143      303
Enterprise Small Company Value.........   25      78     133      284
Enterprise Equity Income...............   25      77     132      282
Enterprise Growth......................   25      76     130      278
Enterprise Growth and Income...........   25      76     131      279
Enterprise Global Socially Responsive..   30      93     158      332
Enterprise Managed.....................   25      76     130      278
Enterprise Multi-Cap Growth............   27      84     143      303
Enterprise Total Return................   22      67     115      245
INVESCO VIF--Financial Services........   27      83     141      300
INVESCO VIF--Health Sciences...........   27      83     141      299
INVESCO VIF--Telecommunications........   27      84     142      302
Janus Aspen Series Capital Appreciation   25      78     134      285
Janus Aspen Series Flexible Income.....   25      78     134      285
Janus Aspen Series International Growth   26      80     136      290
Lord Abbett Bond-Debenture.............   25      76     131      279
Lord Abbett Growth and Income..........   26      80     137      290
Lord Abbett Mid-Cap Value..............   24      81     140      301
MFS Mid Cap Growth.....................   22      75     130      281
MFS New Discovery......................   24      80     138      297
MFS Total Return.......................   25      78     133      283
MFS Utilities..........................   26      79     135      287
MONY Government Securities.............   23      69     119      255
MONY Long Term Bond....................   23      69     119      255
MONY Money Market......................   21      66     113      244
PBHG Mid-Cap Value.....................   28      87     148      313
PBHG Select Value......................   25      77     131      280
PIMCO Global Bond......................   25      78     133      284
PIMCO Real Return......................   23      71     121      260
PIMCO StocksPLUS Growth and Income.....   23      71     122      261
Van Kampen UIF Emerging Markets Equity.   35     106     179      373
Van Kampen UIF Global Value Equity.....   28      85     145      308
Van Kampen UIF U.S. Real Estate........   27      84     143      303

OPTION 3

   Under Option 3, if you surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                        After   After   After   After
Subaccount                              1 Year 3 Years 5 Years 10 Years
----------                              ------ ------- ------- --------
Alger American Balanced................  $ 95   $152    $210     $336
Alger American MidCap Growth...........    95    152     211      339
Enterprise Small Company Growth........    97    158     221      359
Enterprise Small Company Value.........    95    153     212      341
Enterprise Equity Income...............    95    152     211      339
Enterprise Growth......................    95    151     209      336
Enterprise Growth and Income...........    95    152     210      336
Enterprise Global Socially Responsive..   100    167     235      386
Enterprise Managed.....................    95    151     209      336
Enterprise Multi-Cap Growth............    97    158     221      359
Enterprise Total Return................    92    142     194      304
INVESCO VIF--Financial Services........    97    158     220      357
INVESCO VIF--Health Sciences...........    97    157     219      356
INVESCO VIF--Telecommunications........    97    158     221      359
Janus Aspen Series Capital Appreciation    96    153     213      343
Janus Aspen Series Flexible Income.....    96    153     213      342
Janus Aspen Series International Growth    96    155     215      347
Lord Abbett Bond-Debenture.............    95    152     210      336
Lord Abbett Growth and Income..........    96    155     215      348
Lord Abbett Mid-Cap Value..............    94    156     219      357
MFS Mid Cap Growth.....................    93    150     210      339
MFS New Discovery......................    94    155     217      354
MFS Total Return.......................    95    153     212      340
MFS Utilities..........................    96    154     213      344
MONY Government Securities.............    93    145     199      315
MONY Long Term Bond....................    93    145     199      315
MONY Money Market......................    92    142     194      304
PBHG Mid-Cap Value.....................    98    161     226      368
PBHG Select Value......................    95    152     210      337
PIMCO Global Bond......................    95    153     212      341
PIMCO Real Return......................    93    146     201      319
PIMCO StocksPLUS Growth and Income.....    93    147     201      319
Van Kampen UIF Emerging Markets Equity.   104    179     255      425
Van Kampen UIF Global Value Equity.....    98    160     223      364
Van Kampen UIF U.S. Real Estate........    97    158     221      359

   Under Option 3, if you do not surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                            After   After   After   After
    Subaccount                              1 Year 3 Years 5 Years 10 Years
    ----------                              ------ ------- ------- --------
    Alger American Balanced................  $31    $ 94    $160     $336
    Alger American MidCap Growth...........   31      95     162      339
    Enterprise Small Company Growth........   33     102     172      359
    Enterprise Small Company Value.........   31      96     163      341
    Enterprise Equity Income...............   31      95     162      339
    Enterprise Growth......................   31      94     160      336
    Enterprise Growth and Income...........   31      94     160      336
    Enterprise Global Socially Responsive..   36     110     186      386
    Enterprise Managed.....................   31      94     160      336
    Enterprise Multi-Cap Growth............   33     102     172      359
    Enterprise Total Return................   28      85     144      304
    INVESCO VIF--Financial Services........   33     101     171      357
    INVESCO VIF--Health Sciences...........   33     100     170      356
    INVESCO VIF--Telecommunications........   33     101     172      359
    Janus Aspen Series Capital Appreciation   31      96     163      342
    Janus Aspen Series Flexible Income.....   31      96     163      342
    Janus Aspen Series International Growth   32      97     165      347
    Lord Abbett Bond-Debenture.............   31      94     160      336
    Lord Abbett Growth and Income..........   32      98     166      348
    Lord Abbett Mid-Cap Value..............   30      99     169      357
    MFS Mid Cap Growth.....................   28      93     160      339
    MFS New Discovery......................   30      98     168      354
    MFS Total Return.......................   31      95     162      340
    MFS Utilities..........................   32      97     164      344
    MONY Government Securities.............   29      87     149      315
    MONY Long Term Bond....................   29      87     149      315
    MONY Money Market......................   27      84     143      304
    PBHG Mid-Cap Value.....................   34     104     177      368
    PBHG Select Value......................   31      95     161      337
    PIMCO Global Bond......................   31      96     163      341
    PIMCO Real Return......................   29      89     151      319
    PIMCO StocksPLUS Growth and Income.....   29      89     151      319
    Van Kampen UIF Emerging Markets Equity.   41     123     207      425
    Van Kampen UIF Global Value Equity.....   34     103     175      364
    Van Kampen UIF U.S. Real Estate........   33     102     172      359


   The examples above should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. All Variable Account expenses as well as portfolio company (the Funds) expenses, are reflected in the examples. Expense reimbursements are reflected only in the years where there is a contractual obligation in effect. Not reflected in the examples which assume surrender at the end of each time period are income taxes and penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.


                        CONDENSED FINANCIAL INFORMATION



   No condensed financial information is included as the contract was not available for sale as of December 31, 2001.

                                  [FLOW CHART]




Other Contracts



   We may offer other variable annuity contracts which also may invest in the same (or many of the same) Fund portfolios offered in the contract. The contracts may have different charges that could affect their subaccounts' performance, and they may offer different benefits.

                    DETAILED INFORMATION ABOUT THE COMPANY
                      AND MONY AMERICA VARIABLE ACCOUNT A

MONY Life Insurance Company of America

   MONY Life Insurance Company of America issues the Contract. In this prospectus MONY Life Insurance Company of America is called the "Company". The Company is a stock life insurance company organized in the State of Arizona. The Company is currently licensed to sell life insurance and annuities in 49 states (not including New York), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.

   The Company is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). The principal offices of both MONY and the Company are located at 1740 Broadway, New York, New York 10019. MONY was organized as a mutual life insurance company under the laws of the State of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the obligations of the Company under the Contracts or on MONY America Variable Account A.


   On September 26, 2001, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was A (Excellent). This rating is based upon an analysis of financial condition and operating performance. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.


MONY America Variable Account A

   MONY America Variable Account A is a separate investment account of the Company. Presently, only purchase payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY America Variable Account A. The assets in MONY America Variable Account A are kept separate from the General Account assets and other separate accounts of the Company.

   The Company owns the assets in MONY America Variable Account A. The Company is required to keep assets in MONY America Variable Account A that equal the total market value of the contract liabilities funded by MONY America Variable Account A. Realized or unrealized income gains or losses of MONY America Variable Account A are credited or charged against MONY America Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of MONY America Variable Account A. MONY America Variable Account A assets are not chargeable with liabilities of the Company's other businesses. All obligations under the contract are general corporate obligations of the Company. The Company may accumulate in MONY America Variable Account A proceeds from various contract charges applicable to those assets. From time to time, any such additional assets may be transferred in cash to the Company's General Account.

   MONY America Variable Account A was authorized by the Board of Directors of the Company and established under Arizona law on March 27, 1987. MONY America Variable Account A is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company. This does not involve any supervision by the SEC or the management or investment policies or practices of MONY America Variable Account A. For state law purposes, MONY America Variable Account A is treated as a part or division of the Company.

   MONY America Variable Account A is divided into subdivisions called subaccounts. Each subaccount invests only in shares of a designated portfolio of the Funds. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. Income and realized and unrealized gains or losses from assets of each subaccount are credited to or charged against that subaccount without regard to income, gains or losses in the other subaccounts, our general account, or any other separate accounts. We reserve the right to credit or charge a subaccount in a different manner if required, or appropriate, by reason of a change in the law. In the future, the Company may establish additional subaccounts or eliminate subaccounts of MONY America Variable Account A. Future subaccounts may invest in other portfolios of the Funds or in other securities. Any new subaccounts may be made available to existing Contracts on a basis to be determined by us. If any of these changes are made, we may, by appropriate endorsement, change the Contract to reflect the change.



   The following table lists the subaccounts of MONY America Variable Account A that are available to you, their respective investment objectives, and which Fund portfolio shares are purchased. There is no assurance that any of the portfolios will meet objectives. We do not guarantee any minimum value for amounts allocated to MONY America Variable Account A. You bear the investment risk of investing in the portfolios.



       Subaccount and Designated Portfolio                          Investment Objective
----------------------------------------------------------------------------------------------------------

Alger American Balanced Subaccount                 Seeks current income and long-term capital
                                                   appreciation. The portfolio focuses on stocks of
This subaccount purchases shares of The Alger      companies with growth potential and fixed income
American Fund Alger American Balanced              securities, with emphasis on income-producing
Portfolio.                                         securities which appear to have some potential for
                                                   capital appreciation. Under normal circumstances,
                                                   the portfolio invests in common stocks and fixed-
                                                   income securities, which include commercial paper
                                                   and bonds rated within the 4 highest rating
                                                   categories by an established rating agency or if not
                                                   rated, which are determined by the Manager to be
                                                   of comparable quality. Ordinarily, at least 25% of
                                                   the Portfolio's net assets are invested in fixed-
                                                   income securities.
----------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Subaccount            Seeks long-term capital appreciation. The portfolio
                                                   focuses on midsize companies with promising
This subaccount purchases shares of The Alger      growth potential. Under normal circumstances, the
American Fund Alger American MidCap Growth         portfolio invests primarily in the equity securities of
Portfolio.                                         companies having a market capitalization within the
                                                   range of companies in the S&P MidCap 400(TM)
                                                   Index.
----------------------------------------------------------------------------------------------------------

Enterprise Equity Income Subaccount                Objective: Seeks to achieve an above average and
                                                   consistent total return. Strategy: Primarily invest in
This subaccount purchases shares of the Enterprise dividend paying U.S. common stocks. Invests in a
Accumulation Trust Equity Income Portfolio.        combination of growth and income.
----------------------------------------------------------------------------------------------------------

Enterprise Global Socially Responsive              Objective: Seeks total return. Strategy: Primarily
Subaccount                                         invest in common stocks of companies that the
                                                   portfolio manager believes are socially responsive
This subaccount purchases shares of the Enterprise and that are located in countries that are included in
Accumulation Trust Global Socially Responsive      the MSCI World Index.
Portfolio.

       Subaccount and Designated Portfolio                         Investment Objective
--------------------------------------------------------------------------------------------------------

Enterprise Growth Subaccount                       Objective: Seeks capital appreciation. Strategy:
                                                   Primarily invest in U.S. common stocks of large
This subaccount purchases shares of the Enterprise capitalization companies. Pursues goal by investing
Accumulation Trust Growth Portfolio.               in companies with long-term earnings potential, but
                                                   which are currently selling at a discount to their
                                                   estimated long-term value.
--------------------------------------------------------------------------------------------------------

Enterprise Growth and Income Subaccount            Objective: Seeks total return through capital
                                                   appreciation with income as a secondary
This subaccount purchases shares of the Enterprise consideration. Strategy: Invest in a broadly
Accumulation Trust Growth and Income Portfolio.    diversified group of U.S. common stocks of large
                                                   capitalization companies.
--------------------------------------------------------------------------------------------------------

Enterprise Managed Subaccount                      Objective: Seeks growth of capital over time.
                                                   Strategy: Invest in a portfolio consisting of common
This subaccount purchases shares of the Enterprise stocks, bonds and cash equivalents, the percentages
Accumulation Trust Managed Portfolio.              of which vary over time based on the investment
                                                   manager's assessment of economic and market
                                                   trends and its perception of the relative investment
                                                   values available from such types of securities at any
                                                   given time.
--------------------------------------------------------------------------------------------------------

Enterprise Multi-Cap Growth Subaccount             Objective: Seeks long-term capital appreciation.
                                                   Strategy: Primarily invest in growth stocks.
This subaccount purchases shares of the Enterprise Companies will tend to fall into one of two
Accumulation Trust Multi-Cap Growth Portfolio.     categories: companies that offer goods or services
                                                   to a rapidly expanding marketplace or companies
                                                   experiencing a major change that is expected to
                                                   produce advantageous results.
--------------------------------------------------------------------------------------------------------

Enterprise Small Company Growth Subaccount         Objective: Seeks capital appreciation. Strategy:
                                                   Invest primarily in common stocks of small
This subaccount purchases shares of the Enterprise capitalization companies believed by the portfolio
Accumulation Trust Small Company Growth            manager to have an outlook for strong earnings
Portfolio.                                         growth and potential for significant capital
                                                   appreciation.
--------------------------------------------------------------------------------------------------------

Enterprise Small Company Value Subaccount          Objective: Seeks maximum capital appreciation.
                                                   Strategy: Invest primarily in common stocks of
This subaccount purchases shares of the Enterprise small capitalization companies that the portfolio
Accumulation Trust Small Company Value             manager believes are undervalued -- that is the
Portfolio.                                         stock's market price does not fully reflect the
                                                   company's value.
--------------------------------------------------------------------------------------------------------

Enterprise Total Return Subaccount                 Objective: Seeks total return. Strategy: Primarily
                                                   invest in a diversified portfolio of fixed income
This subaccount purchases shares of the Enterprise instruments of varying maturities.
Accumulation Trust Total Return Portfolio.
--------------------------------------------------------------------------------------------------------

INVESCO VIF -- Financial Services Subaccount       Seeks to provide capital growth by normally
                                                   investing at least 80% of its assets in equity
This subaccount purchases shares of the INVESCO    securities and equity-related instruments of
Variable Investment Funds, Inc. INVESCO VIF --     companies involved in the financial services sector.
Financial Services Fund.

      Subaccount and Designated Portfolio                         Investment Objective
---------------------------------------------------------------------------------------------------------

INVESCO VIF -- Health Sciences Subaccount       Seeks to provide capital growth by normally
                                                investing at least 80% of its assets in equity
This subaccount purchases shares of the INVESCO securities and equity-related instruments of
Variable Investment Funds, Inc. INVESCO VIF --  companies that develop, produce or distribute
Health Sciences Fund.                           products or services related to health care.
---------------------------------------------------------------------------------------------------------

INVESCO VIF -- Telecommunications               Seeks to provide capital growth and current income
Subaccount                                      by normally investing at least 65% (80% effective
                                                July 31, 2002) of its assets in the equity securities
This subaccount purchases shares of the INVESCO of companies involved in the design, development,
Variable Investment Funds, Inc. INVESCO VIF --  manufacture, distribution, or sale of
Telecommunications Fund.                        communications services and equipment, and
                                                companies that are involved in supplying equipment
                                                or services to such companies. Will invest primarily
                                                in companies located in at least three different
                                                countries, although U.S. issuers will often dominate
                                                the portfolio.
---------------------------------------------------------------------------------------------------------

Janus Aspen Series Capital Appreciation         Seeks long-term growth of capital. It pursues its
Subaccount                                      objective by investing primarily in common stocks
                                                selected for their growth potential. The portfolio
This subaccount purchases shares of Janus Aspen may invest in companies of any size, from larger,
Series Capital Appreciation Portfolio.          well-established companies to smaller, emerging
                                                growth companies.
---------------------------------------------------------------------------------------------------------

Janus Aspen Series Flexible Income Subaccount   Seeks to obtain maximum total return, consistent
                                                with preservation of capital. It pursues its objective
This subaccount purchases shares of the Janus   by investing primarily in a wide variety of income-
Aspen Series Flexible Income Portfolio.         producing securities such as corporate bonds and
                                                notes, government securities and preferred stock.
                                                As a fundamental policy, the portfolio will invest at
                                                least 80% of its assets in income-producing
                                                securities. The portfolio may own an unlimited
                                                amount of high-yield/high-risk bonds.
---------------------------------------------------------------------------------------------------------

Janus Aspen Series International Growth         Seeks long-term growth of capital. It pursues its
Subaccount                                      objective under normal circumstances by investing
                                                at least 80% of its net assets in securities of issuers
This subaccount purchases shares of the Janus   from at least five different countries, excluding the
Aspen Series International Growth Portfolio.    United States. Although the portfolio intends to
                                                invest substantially all of its assets in issuers located
                                                outside the United States it may at times invest in
                                                U.S. issuers and it may at times invest all of its
                                                assets in fewer than five countries, or even a single
                                                country.

      Subaccount and Designated Portfolio                         Investment Objective
--------------------------------------------------------------------------------------------------------

Lord Abbett Bond-Debenture Subaccount           Investment Objective and Strategy: seeks high
                                                current income and the opportunity for capital
This subaccount purchases shares of the Lord    appreciation to produce a high total return. It
Abbett Series Fund Bond-Debenture Portfolio.    pursues its objective by investing in high yield and
                                                investment grade debt securities, securities
                                                convertible into common stock and preferred stocks.
                                                The portfolio invests at least 80% of its net assets in
                                                fixed income securities of various types. At least
                                                20% of the portfolio's assets must be invested in any
                                                combination of investment grade securities, U.S.
                                                Government securities and cash equivalents.
--------------------------------------------------------------------------------------------------------

Lord Abbett Growth and Income Subaccount        Investment Objective and Strategy: seeks long-term
                                                growth of capital and income without excessive
This subaccount purchases shares of the Lord    fluctuations in market value. It pursues its objective
Abbett Series Fund Growth and Income Portfolio. by investing at least 80% of its net assets in equity securities of large, seasoned, U.S. and multinational
                                                companies.
--------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value Subaccount            Investment Objective and Strategy: seeks capital
                                                appreciation. It pursues its objective by investing at
This subaccount purchases shares of the Lord    least 80% of its net assets in equity securities of
Abbett Series Fund Mid-Cap Value Portfolio.     mid-sized companies, with market capitalizations of
                                                roughly $500 million to $10 billion.
--------------------------------------------------------------------------------------------------------

MFS Mid Cap Growth Subaccount                   Seeks long-term growth of capital by investing at
                                                least 80% of its net assets in companies with
This subaccount purchases shares of the MFS(R)  medium market capitalization which are defined as
Variable Insurance Trust/SM/ MFS Mid Cap Growth companies with market capitalizations equaling or
Series.                                         exceeding $250 million but not exceeding the top of
                                                the Russell Midcap(TM) Growth Index range at the
                                                time of purchase by the portfolio.
--------------------------------------------------------------------------------------------------------

MFS New Discovery Subaccount                    Seeks capital appreciation by investing at least 65%
                                                of its net assets in equity securities of emerging
This subaccount purchases shares of the MFS(R)  growth companies. Emerging growth companies are
Variable Insurance Trust/SM/ MFS New Discovery  companies that are either: early in their life cycle
Series.                                         but which have the potential to become major
                                                enterprises or major enterprises whose rates of
                                                earnings growth are expected to accelerate because
                                                of special factors, such as rejuvenated management,
                                                new products, changes in consumer demand, or
                                                basic changes in the economic environment.
--------------------------------------------------------------------------------------------------------

MFS Total Return Subaccount                     Seeks mainly to provide above-average income
                                                consistent with the prudent employment of capital
This subaccount purchases shares of the MFS(R)  and secondarily to provide a reasonable opportunity
Variable Insurance Trust/SM/ MFS Total Return   for growth of capital and income. It pursues its
Series.                                         objective by investing at least 40%, but not more
                                                than 75%, of its net assets in common stocks and
                                                related securities and at least 25% of its net assets in
                                                non-convertible fixed income securities.
--------------------------------------------------------------------------------------------------------

       Subaccount and Designated Portfolio                          Investment Objective
----------------------------------------------------------------------------------------------------------

MFS Utilities Subaccount                           Seeks capital growth and current income by
                                                   investing at least 80% of its net assets in equity and
This subaccount purchases shares of the MFS(R)     debt securities of domestic and foreign companies
Variable Insurance Trust/SM/ MFS Utilities Series. (including emerging markets) in the utilities industry.
----------------------------------------------------------------------------------------------------------

MONY Government Securities Subaccount              Seeks to maximize income and capital appreciation
                                                   by investing in bonds, notes and other obligations
This subaccount purchases shares of the MONY       either issued or guaranteed by the U.S.
Series Fund, Inc. Government Securities Portfolio. Government, its agencies or instrumentalities, together having a weighted average maturity of
                                                   between 4 to 8 year.
----------------------------------------------------------------------------------------------------------

MONY Long Term Bond Subaccount                     Seeks to maximize income and capital appreciation
                                                   over the longer term by investing in highly-rated
This subaccount purchases shares of the MONY       fixed income securities issued by a diverse mix of
Series Fund, Inc. Long Term Bond Portfolio.        corporations, the U.S. Government and its agencies
                                                   or instrumentalities, as well as mortgage-backed
                                                   and asset-backed securities together having a dollar-
                                                   weighted average maturity of more than 8 years.
----------------------------------------------------------------------------------------------------------

MONY Money Market Subaccount                       Seeks to maximize current income consistent with
                                                   preservation of capital and maintenance of liquidity
This subaccount purchases shares of the MONY       by investing primarily in high quality, short-term
Series Fund, Inc. Money Market Portfolio.          money market instruments.
----------------------------------------------------------------------------------------------------------

PBHG Mid-Cap Value Subaccount                      Seeks to provide above-average total return over a 3
                                                   to 5 year market cycle. Primarily invests in value
This subaccount purchases shares of the PBHG       common stocks of companies with market
Insurance Series Fund PBHG Mid-Cap Value           capitalizations within the range of the S&P
Portfolio.                                         MidCap 400(TM) Index.
----------------------------------------------------------------------------------------------------------

PBHG Select Value Subaccount                       Seeks to provide long-term growth of capital and
                                                   income. Current income is a secondary objective.
This subaccount purchases shares of the PBHG       Primarily invests in value common stocks of no
Insurance Series Fund PBHG Select Value            more than 30 companies with large market
Portfolio.                                         capitalizations.
----------------------------------------------------------------------------------------------------------

PIMCO Global Bond Subaccount                       Seeks to maximize total return, consistent with
                                                   preservation of capital, by investing primarily in
This subaccount purchases shares of the PIMCO      Fixed Income Instruments of issuers located in at
Variable Insurance Trust Global Bond Portfolio.    least three countries (one of which may be the
                                                   United States).
----------------------------------------------------------------------------------------------------------

PIMCO Real Return Subaccount                       Seeks to maximize real return, consistent with
                                                   preservation of real capital, by investing primarily
This subaccount purchases shares of the PIMCO      in inflation-indexed bonds of varying maturities
Variable Insurance Trust Real Return Portfolio.    issued by the U.S. and non-U.S. governments, their
                                                   agencies or government-sponsored enterprises and
                                                   corporations.

       Subaccount and Designated Portfolio                        Investment Objective
------------------------------------------------------------------------------------------------------

PIMCO StocksPLUS Growth and Income                Seeks total return which exceeds the total return of
Subaccount                                        the S&P 500 by investing primarily in S&P 500
                                                  derivatives, backed by a portfolio of Fixed Income
This subaccount purchases shares of the PIMCO     Instruments
Variable Insurance Trust StocksPLUS Growth and
Income Portfolio.
------------------------------------------------------------------------------------------------------

Van Kampen UIF Emerging Markets Equity            Seeks long-term capital appreciation by investing
Subaccount                                        primarily in growth-oriented equity securities of
                                                  issuers in emerging market countries.
This subaccount purchases shares of The Universal
Institutional Funds, Inc. Emerging Markets Equity
Portfolio.
------------------------------------------------------------------------------------------------------



Van Kampen UIF Global Value Equity                     Seeks long-term capital appreciation by investing
Subaccount                                             primarily in equity securities of issuers throughout
                                                       the world, including U.S. issuers.
This subaccount purchases shares of The Universal
Institutional Funds, Inc. Global Value Equity
Portfolio.
-----------------------------------------------------------------------------------------------------------

Van Kampen UIF U.S. Real Estate Subaccount             Seeks to provide above average current income and
                                                       long-term capital appreciation by investing
This subaccount purchases shares of The Universal      primarily in equity securities of companies in the
Institutional Funds, Inc. U. S. Real Estate Portfolio. U.S. real estate industry, including real estate investment trusts ("REITs").


   The investment objectives of each portfolio (except for the Janus portfolios) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected. For each of the Funds a majority means the lesser of:

      (1) 67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented, or

      (2) more than 50% of the outstanding portfolio shares.

   The investment objectives of the Janus portfolios are non-fundamental and may be changed by the Fund's Trustees without a shareholder vote.

                                   THE FUNDS


   Each available subaccount of MONY America Variable Account A will invest only in the shares of the Funds. The Funds (except for Janus Aspen Series Capital Appreciation Portfolio) are diversified, open-end management investment companies. The Janus Aspen Series Capital Appreciation Portfolio is a non-diversified, open-end management investment company. A nondiversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified Fund than a diversified Fund. The Funds are registered with the SEC under the Investment Company Act of 1940. These registrations do not involve supervision by the SEC of the management or investment practices or policies of the Funds. The Funds, or any of them, may withdraw from sale any or all the respective portfolios as allowed by applicable law.



   Not all Funds may be available in all states or in all markets.

The Alger American Fund

   Fred Alger Management, Inc., is each portfolio's investment adviser. The investment adviser is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of each portfolio. The investment adviser fee for each portfolio is shown in the table below.

              Portfolio                            Investment Adviser Fee
--------------------------------------------------------------------------------------

Alger American Balanced Portfolio      Annual rate of 0.75% of the portfolio's average
                                       daily net assets.
--------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio Annual rate of 0.80% of the portfolio's average daily net assets.

Enterprise Accumulation Trust

   Enterprise Accumulation Trust has a number of portfolios. The shares of some of the portfolios can be purchased by the subaccounts available to you. Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly owned subsidiary of MONY, is the investment adviser of Enterprise Accumulation Trust. Enterprise Capital is responsible for the overall management of the portfolios, including meeting the investment objectives and policies of the portfolios. Enterprise Capital contracts with sub-investment advisers to assist in managing the portfolios. For information about the sub-advisers for each portfolio, see the Enterprise Accumulation Trust prospectus included in this Prospectus Portfolio. Enterprise Accumulation Trust pays an investment adviser fee to Enterprise Capital which in turn pays the sub-investment advisers. Fees are deducted daily and paid to Enterprise Capital on a monthly basis. The sub-investment adviser and daily investment adviser fees and sub-investment adviser fees for each portfolio are shown in the table below:

Portfolio and Sub-Investment Adviser    Investment Adviser Fee         Sub-Investment Adviser Fee
-----------------------------------------------------------------------------------------------------

 Equity Income Portfolio             Annual rate of 0.75% of the   Annual rate of 0.30% of the first
                                     portfolio's average daily net $100 million, 0.25% of the next
 1740 Advisers, Inc. (affiliate of   assets.                       $100 million, and 0.20% in excess
 MONY Life Insurance                                               of $200 million of the portfolio's
 Company of America) is the                                        average daily net assets.
 sub-investment adviser.
-----------------------------------------------------------------------------------------------------

 Global Socially Responsive          Annual rate of 0.90% of the   Annual rate of 0.45% of the first
 Portfolio                           portfolio's average daily net $100 million; 0.40% of the next
                                     assets.                       $100 million; and 0.30% in excess
 Rockefeller & Co., Inc. is the                                    of $200 million of the portfolio's
 sub-investment adviser.                                           average daily net assets.
-----------------------------------------------------------------------------------------------------

 Growth Portfolio                    Annual rate of 0.75% of the   Annual rate of 0.30% of the first
                                     portfolio's average daily net $1 billion and 0.20% in excess of
 Montag & Caldwell, Inc. is the      assets.                       $1 billion of the portfolio's
 sub-investment adviser.                                           average daily net assets.
-----------------------------------------------------------------------------------------------------

 Growth and Income Portfolio         Annual rate of 0.75% of the   Annual rate of 0.30% of the first
                                     portfolio's average daily net $100 million, 0.25% of the next
 Retirement System Investors,        assets.                       $100 million, and 0.20% in excess
 Inc. is the sub-investment                                        of $200 million of the portfolio's
 adviser.                                                          average daily net assets.

Portfolio and Sub-Investment Adviser       Investment Adviser Fee            Sub-Investment Adviser Fee
------------------------------------------------------------------------------------------------------------

   Managed Portfolio                 Annual rate of 0.80% of the first  Wellington Management
                                     $400 million, 0.75% of the next    Company's fee for the assets of the
   Wellington Management             $400 million and 0.70% in excess   Portfolio it manages is an annual
   Company, LLP and Sanford C.       of $800 million of the portfolio's rate of 0.40% up to $500 million,
   Bernstein & Co., LLC are the      average daily net assets.          0.35% of the next $500 million,
   sub-investment advisers.                                             0.30% of the next $1 billion, and
                                                                        0.25% in excess of $2 billion of
                                                                        the portfolio's average daily net
                                                                        assets. Sanford C. Bernstein &
                                                                        Co., LLC's fee for the assets of the
                                                                        Portfolio it manages is an annual
                                                                        rate of 0.40% up to $10 million,
                                                                        0.30% from $10 million to $50
                                                                        million, 0.20% from $50 million to
                                                                        $100 million, and 0.10% in excess
                                                                        of $100 million of the portfolio's
                                                                        average daily net assets.
------------------------------------------------------------------------------------------------------------

   Multi-Cap Growth Portfolio        Annual rate of 1.00% of the        Annual rate of 0.40% of the
                                     average daily net assets.          average daily net assets.
   Fred Alger Management Inc. is
   the sub-investment adviser.
------------------------------------------------------------------------------------------------------------

   Small Company Growth              Annual rate of 1.00% of the        Annual rate of 0.65% of the first
   Portfolio                         portfolio's average daily net      $50 million, 0.55% of the next
                                     assets.                            $50 million and 0.45% in excess
   William D. Witter, Inc. is the                                       of $100 million of the portfolio's
   sub-investment adviser.                                              average daily net assets.
------------------------------------------------------------------------------------------------------------

   Small Company Value Portfolio     Annual rate of 0.80% of the first  Annual rate of 0.40% of the first
                                     $400 million, 0.75% of the next    $1 billion and 0.30% in excess of
   Gabelli Asset Management          $400 million and 0.70% in excess   $1 billion of the portfolio's
   Company is the sub-               of $800 million of the portfolio's average daily net assets.
   investment adviser.               average daily net assets.
------------------------------------------------------------------------------------------------------------

   Total Return Portfolio            Annual rate of 0.55% of the        Annual rate of 0.25% of the
                                     portfolio's average daily net      portfolio's average daily net
   Pacific Investment                assets.                            assets.
   Management Company, LLP is
   the sub-investment adviser.

INVESCO Variable Investment Funds, Inc.

   INVESCO Funds Group, Inc. is the investment adviser for each of the portfolios. Together with affiliated companies, the investment adviser directs all aspects of the management of the portfolios. The investment adviser fee for each portfolio is shown in the table below.

              Portfolio                            Investment Adviser Fee
--------------------------------------------------------------------------------------

INVESCO VIF -- Financial Services Fund Annual rate of 0.75% of the portfolio's average daily net assets.
--------------------------------------------------------------------------------------

INVESCO VIF -- Health Sciences Fund    Annual rate of 0.75% of the portfolio's average
                                       daily net assets.
--------------------------------------------------------------------------------------

INVESCO VIF -- Telecommunications Fund Annual rate of 0.75% of the portfolio's average daily net assets.

Janus Aspen Series

   Janus Aspen Series has several portfolios. The shares of some of the portfolios can be purchased by the subaccounts available to you. Janus Capital is the investment adviser to each of the portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the portfolios. The daily investment adviser fee for each portfolio is shown in the table below.

          Portfolio                          Investment Adviser Fee
----------------------------------------------------------------------------------

Capital Appreciation Portfolio Annual rate of 0.65% of the portfolio's average daily net assets.
----------------------------------------------------------------------------------

Flexible Income Portfolio      Annual rate of 0.65% of the first $300 million; and
                               0.55% in excess of $300 million of the portfolio's
                               average daily net assets.
----------------------------------------------------------------------------------

International Growth Portfolio Annual rate of 0.65% of the portfolio's average daily net assets.

Lord Abbett Series Fund

   Lord Abbett Series Fund has several portfolios. The shares of the portfolios listed in the table below can be purchased by the subaccounts available to you. Lord, Abbett & Co. is the investment adviser to each of the portfolios and manages the investments of each of the portfolios. The investment adviser fee is shown in the table below.

           Portfolio                      Investment Adviser Fee
  ---------------------------------------------------------------------------

  Bond-Debenture Portfolio    Annual rate of 0.50% of the portfolio's average
                              daily net assets.
  ---------------------------------------------------------------------------

  Growth and Income Portfolio Annual rate of 0.50% of the portfolio's average daily net assets.
  ---------------------------------------------------------------------------

  Mid-Cap Value Portfolio     Annual rate of 0.75% of the portfolio's average
                              daily net assets.

MFS(R) Variable Insurance Trust/SM /



   MFS Variable Insurance Trust contains a number of portfolios. The shares of some of the portfolios can be purchased by the subaccounts available through our product. Massachusetts Financial Services Company is the investment adviser to each of the portfolios and manages the investments of each of the portfolios. The investment adviser fee is shown in the table below.



           Portfolio                     Investment Adviser Fee
   -------------------------------------------------------------------------

   MFS Mid Cap Growth Series Annual rate of 0.75% of the portfolio's average daily net assets.
   -------------------------------------------------------------------------

   MFS New Discovery Series  Annual rate of 0.90% of the portfolio's average daily net assets.
   -------------------------------------------------------------------------

   MFS Total Return Series   Annual rate of 0.75% of the portfolio's average
                             daily net assets.
   -------------------------------------------------------------------------

   MFS Utilities Series      Annual rate of 0.75% of the portfolio's average
                             daily net assets.


MONY Series Fund, Inc.

   MONY Series Fund, Inc. has a number of portfolios. The shares of some of the portfolios can be purchased by the subaccounts available to you. Each of the portfolios has different investment objectives and policies. The Company is a registered investment adviser under the Investment Advisers Act of 1940. The Company, as investment adviser, currently pays the compensation of the Fund's directors, officers, and employees who are affiliated in some way with the Company. MONY Series Fund, Inc. pays for all other expenses including, for example, the calculation of the net asset value of the portfolios. To carry out its duties as an investment adviser, the Company has entered into a Services Agreement with MONY to provide personnel, equipment, facilities and other services. As the investment adviser to MONY Series Fund, Inc., the Company receives a daily investment adviser fee for each portfolio (see chart below). Fees are deducted daily and paid to the Company monthly.

   The following table describes the portfolios available and the investment advisory fees:

           Portfolio                          Investment Adviser Fee
-----------------------------------------------------------------------------------

Government Securities Portfolio Annual rate of 0.50% of the first $400 million,
                                0.35% of the next $400 million, and 0.30% in
                                excess of $800 million of the portfolio's aggregate
                                average daily net assets.
-----------------------------------------------------------------------------------

Long Term Bond Portfolio        Annual rate of 0.50% of the first $400 million,
                                0.35% of the next $400 million, and 0.30% in
                                excess of $800 million of the portfolio's aggregate
                                average daily net assets.
-----------------------------------------------------------------------------------

Money Market Portfolio          Annual rate of 0.40% of the first $400 million,
                                0.35% of the next $400 million, and 0.30% of assets
                                in excess of $800 million of the portfolio's
                                aggregate average daily net assets.

PBHG Insurance Series Fund


   PBHG Insurance Series Fund has a number of portfolios. The shares of some of the portfolios can be purchased by the subaccounts available to you. Pilgrim Baxter & Associates, Ltd. is the investment adviser for each of the portfolios. The investment adviser fees for each portfolio are shown in the table below.



           Portfolio                       Investment Adviser Fee
  ----------------------------------------------------------------------------

  PBHG Mid-Cap Value Portfolio Annual rate of 0.85% of the portfolio's average daily net assets.
  ----------------------------------------------------------------------------

  PBHG Select Value Portfolio  Annual rate of 0.65% of the portfolio's average daily net assets.


PIMCO Variable Insurance Trust

   PIMCO Variable Insurance Trust has a number of portfolios. The shares of some of the portfolios can be purchased by the subaccounts available to you. Pacific Investment Management Company LLC is the investment adviser for the portfolios and is responsible for managing the investment activities of the portfolios and the portfolios' business affairs and other administrative matters. The investment adviser fee for each portfolio is shown in the table below.


                      Portfolio          Investment Adviser Fee
              ---------------------------------------------------

              Global Bond Portfolio     Annual rate of 0.25% of
                                        the portfolio's average
                                        daily net assets.
              ---------------------------------------------------

              Real Return Portfolio     Annual rate of 0.25% of
                                        the portfolio's average
                                        daily net assets.
              ---------------------------------------------------

              StocksPLUS Growth and     Annual rate of 0.40% of
              Income Portfolio          the portfolio's average
                                        daily net assets.


The Universal Institutional Funds, Inc.


   Morgan Stanley Investment Management Inc., which does business in certain instances using the name "Van Kampen," is the investment adviser to each of the portfolios and manages the investments of each of the portfolios. The investment adviser fee is shown in the table below.


                      Portfolio          Investment Adviser Fee
              ---------------------------------------------------

              Emerging Markets Equity   Annual rate of 1.25% of
              Portfolio                 the first $500 million;
                                        1.20% from $500 million
                                        to $1 billion; and 1.15%
                                        in excess of $1 billion
                                        of the portfolio's
                                        average daily net assets.
              ---------------------------------------------------

              Global Value Equity       Annual rate of 0.80% of
              Portfolio                 the first $500 million;
                                        0.75% from $500 million
                                        to $1 billion; and 0.70%
                                        in excess of $1 billion
                                        of the portfolio's
                                        average daily net assets.
              ---------------------------------------------------

              U. S. Real Estate         Annual rate of 0.80% of
              Portfolio                 the first $500 million;
                                        0.75% from $500 million
                                        to $1 billion; and 0.70%
                                        in excess of $1 billion
                                        of the portfolio's
                                        average daily net assets.

   Each Owner should periodically review their allocation of Purchase Payments and Fund Values among the subaccounts and the guaranteed interest account in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds' various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds' portfolios can be found in the accompanying prospectus for each of the Funds. The prospectus for each of the Funds should be read carefully together with this prospectus before investing.

Purchase of Portfolio Shares by MONY America Variable Account A

   MONY America Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:

   . Collect charges under the Contracts.

   . Pay Cash Value on full surrenders of the Contracts.

   . Fund partial surrenders.

   . Provide benefits under the Contracts.

   . Transfer assets from one subaccount to another or between one or more subaccounts of MONY America Variable Account A and the Guaranteed Interest Account as requested by Owners.

Any dividend or capital gain distribution received from a portfolio of a Fund will be:

   . Reinvested immediately at net asset value in shares of that portfolio.

   . Kept as assets of the corresponding subaccount.


  Cash Value -- The Contract's Fund Value, less (1) any applicable Surrender Charge, (2) any outstanding loan, and (3) any applicable market value adjustment.


   When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance company separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding. Each Fund may engage in mixed and shared funding.



   The Boards of Directors or Trustees of the Funds monitor the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing mixed and shared funding conflicts to the Directors and Trustees of each of the relevant Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.





   The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.



   The Company has entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average aggregate amount we have invested on behalf of MONY America Variable Account A and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements reflect administrative services we provide. The amounts we receive may be significant.



   In addition, our affiliate, MONY Securities Corporation, the principal underwriter for the policies, will receive 12b-1 fees deducted from certain portfolio assets attributable to the policies for providing distribution and shareholder support services to some of the portfolios. Because the 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.


Guaranteed Interest Account

   The Guaranteed Interest Account is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to separate investment accounts of the Company, including MONY America Variable Account A.


   Crediting of Interest. Any Net Purchase Payments you as Owner of the Contract allocate to the Guaranteed Interest Account will be credited with interest at the rate declared by the Company. The Company guarantees that the rate credited will not be less than 3.5% (0.0094%, compounded daily). You bear the risk that we will not declare interest in excess of that 3.5% rate. If you allocate purchase payments or transfer funds to the Guaranteed Interest Account, you will choose between accumulation periods of 3, 5, 7, or 10 years for contracts issued in most states. The accumulation period is limited to one year for contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington. Before the beginning of each calendar month, the Company will declare interest rates for each period, if those rates will be higher than the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from MONY America Variable Account A completed within the period during which it is effective. Purchase payments you allocate to the Accumulation Period you select will receive this interest rate for the entire period. Within 45 days, but not less than 15 days before the Accumulation Period expires, we will notify you of the new rates we are then declaring. When the period expires you can (1) elect an accumulation period of 3, 5, 7, or 10 years (except in certain states where the accumulation period is limited to a one year period) or (2) elect to transfer the entire amount allocated to the expiring accumulation period to the separate account. If you make no election, the entire amount allocated to the expiring accumulation period will automatically be held for an accumulation period of the same length. If that period will extend beyond the maturity date or if that period is no longer offered, the money will be transferred into the Money Market subaccount.


   Surrenders. When you as Contract Owner request Contract Fund Values from the Guaranteed Interest Account be transferred to MONY America Variable Account A, surrendered, loaned to you, or used to pay any charge imposed in accordance with the Contract, you must tell the Company the source by interest rate accumulation period of amounts you request be transferred, surrendered, loaned, or used to pay charges.

   Market Value Adjustment. Amounts taken from the Guaranteed Interest Account because of partial and full surrenders or transfers from the Guaranteed Interest Account are subject to Market Value Adjustment for contracts issued in most states. This Adjustment is determined by multiplying the amount of the surrender or transfer from each accumulation period and interest rate by the following factor:

                        [(1 + a)/(1 + b)]/(n-t)/ 12)/ - 1

where

       a =rate declared at the beginning of accumulation period

       b =rate then currently declared for an accumulation period equal to the time remaining in the guaranteed period, plus 0.25%

       n =guaranteed period in months

       t =number of elapsed months (or portion thereof) in the guaranteed period

   If an Accumulation Period equal to the time remaining is not issued by the Company, the rate will be an interpolation between two available Accumulation Periods. If two such Periods are not available, we will use the rate for the next available Accumulation Period.

   Market Value Adjustments do not apply for partial or full surrenders or transfers requested within 30 days of the end of the accumulation period, nor to any benefits paid upon the death of the Annuitant. The Market Value Adjustment does apply to benefits paid upon death of the Owner. Market Value Adjustments also do not apply to contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington. In addition, contracts issued in these states must maintain a minimum fund value balance of $2,500 in the Guaranteed Interest Account when an allocation to this account is chosen.

   The Guaranteed Interest Account and its Market Value Adjustment feature are described in greater detail in a separate prospectus attached to this prospectus for your convenience.

                    DETAILED INFORMATION ABOUT THE CONTRACT


   The Fund Value in MONY America Variable Account A and in the Guaranteed Interest Account with Market Value Adjustment provide many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Fund Value, particularly the Fund Value in MONY America Variable Account A. There may be differences in your Contract such as differences in fees, charges, and benefits because of the state where we issued your Contract. We will include any such differences in your Contract. Attached to this prospectus is a prospectus describing the Guaranteed Interest Account with Market Value Adjustment and its various features, charges and major provisions.


Payment and Allocation of Purchase Payments

  Issue Ages

   The issue ages for the three benefit option packages available under the Contract vary as per the table below. The maximum issue age of the Annuitant for Option 1 is 85. The maximum issue age of the Annuitant for Option 2 and Option 3 is 79.


                                Option 1 Option 2 Option 3
                     -------------------------------------

                     Issue Ages   0-85     0-79     0-79

  Issuance of the Contract

   Individuals who want to buy a Contract must:

      (1) Complete an application;

      (2) Personally deliver the application to

          (a) a licensed agent of the Company who is also a registered representative of the principal underwriter for the Contracts, MONY Securities Corporation ("MSC"), or

          (b) a registered representative of a broker dealer which had been authorized by MSC to sell the Contract;

      (3) Pay the minimum initial purchase payment.


   The Contract may be used with certain tax qualified plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Contract, you should purchase it for its death benefit, annuity benefits, and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances in order to determine whether the Contract is an appropriate investment for you.

   The minimum purchase payment for individuals varies depending upon the use of the Contract, the method of purchase and the benefit option package selected. The chart below shows the minimum purchase payment for each situation.

                    Use of Contract or
             Method of Making Purchase Payment              Minimum Purchase Payment
---------------------------------------------------------------------------------------------------

Individual retirement accounts and annuities under Section  $2,000
408 of the Code (other than Simplified Employee Pensions).
---------------------------------------------------------------------------------------------------

Non-Qualified Plans.                                        Option 1                         $5,000
                                                            Option 2                        $10,000
                                                            Option 3                        $10,000
---------------------------------------------------------------------------------------------------

H.R. 10 plans (self-employed individuals' retirement plans  $600 under 401 or 403(c) of the Code), certain corporate or
association retirement plans, Simplified Employee Pensions
under Section 408 and 408A of the Code.
---------------------------------------------------------------------------------------------------

Annuity purchase plans sponsored by certain tax-exempt      $600
organizations, governmental entities and deferred
compensation plans under Section 457 of the Code.
---------------------------------------------------------------------------------------------------

Payroll deduction and automatic checking account withdrawal Annualized rate of $600 (i.e., $600 per
plans.                                                      year, $300 semiannually, $150 quarterly
                                                            or $50 per month)
---------------------------------------------------------------------------------------------------

Government Allotment Plans                                  $50 per month

  Government Allotment Plans -- Payroll deduction plans used for financial products by government employees.


Additional purchase payments of at least $100 may be made at any time--before the Annuity Starting Date as long as the Annuitant is living. However, for certain automatic payment plans, the smallest additional payment is $50.


   The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if, with that
Payment:


      (1) Cumulative Purchase Payments made under any one or more Contracts held by the Owner, less


      (2) The amount of any prior partial surrenders and their Surrender Charges exceed $1,500,000.

   The Company reserves the right to reject an application for any reason permitted by law.

  Effective Date -- The date the contract begins as shown in the Contract.

   Net Purchase Payments received before the Effective Date will be held in the Company's General Account and will be credited with interest at not less than 3.5% per year if:

      (1) The Contract is issued by the Company, and

      (2) The Contract is accepted by the Owner.

No interest will be paid if the Contract is not issued or if it is declined by the Owner. Net Purchase Payments will be held in the Company's General Account if:

      (1) The application is approved,

      (2) The Contract is issued, and

      (3) The Owner accepts the Contract.

These amounts will be held in that Account pending end of the Right to Return Contract Period. (See below.) Interest will be credited on amounts held in the General Account beginning on the date the amounts are received. Amounts are received on the day of actual receipt at the Company's Operations Center. The prospective buyer will be told the reasons for the delay, the initial Purchase Payment will be returned in full and the application declined if:

      (1) The application is not complete when received, and

      (2) The application is not completed within 5 days.

The application will not be declined if the prospective buyer consents to the Company's keeping the Purchase Payment until the application is completed.


  Tax-Free 'Section 1035' Exchanges



   The Owner can generally exchange one annuity contract for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making the exchange, the Owner should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on the old contract. There will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, the Owner may have to pay federal income tax, and penalty taxes on the exchange. The Owner should not exchange another contract for this one unless he or she determines, after knowing all the facts, that the exchange is in the Owner's best interest and not just better for the person trying to sell the Owner this Contract (that person will generally earn a commission if the Owner buys this Contract through an exchange or otherwise).


  Right to Return Contract Provision

   The Owner may return the Contract within 10 days of the delivery date. The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. The amount to be refunded is equal to all purchase payments received by the Company.

   For contracts issued in the State of Washington, an additional 10% penalty will be added to any purchase payment refund due that is not paid within 30 days of return of the Contract to the Company. For contracts issued in the State of Oklahoma, if payment is delayed more than 30 days, the Company will pay interest on the proceeds at a rate required by Oklahoma law.

  Allocation of Payments and Fund Value

   Allocation of Payments. On the application, the Owner may allocate Net Purchase Payments to any of the available subaccounts of MONY America Variable Account A or to the Guaranteed Interest Account. Net Purchase Payments (and any interest thereon) are held in the General Account if they are received before the end of the Right to Return Contract Period. The Net Purchase Payments will earn interest at a rate not less than 3.5% per year beginning on the later of

      (1) the Effective Date of the Contract, or

      (2) the date the Payment is received at the Company's Operations Center.

   The portion of Net Purchase Payments allocated to the Guaranteed Interest Account will be held in the Guaranteed Interest Account of the General Account for the specified period selected and will be credited with interest at the rate declared by the Company for that specified period. The portion of Net Purchase Payments allocated to the subaccounts will earn 3.5% annual interest until the Right to Return Contract Period expires (See "Right to Return Contract Provision" above.) After the Right to Return Contract Period has expired, the value of Net Purchase Payments allocated to the subaccounts will automatically be transferred to MONY America Variable Account A subaccount(s) according to the Owner's percentage allocation.

   After the Right to Return Contract Period, under a non-automatic payment plan, if the Owner does not:

      (1) Specify the amount to be allocated among subaccounts, or

      (2) Specify the percentage to be allocated among subaccounts, or

      (3) The amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Owner's most recent instructions on record with the Company. The amount specified must not be less than $10.00 and the percentage specified must not be less than 5% of the Payment. For automatic payment plans, Net Purchase Payments will be allocated according to the Owner's most recent instructions on record.

   The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone subject to the rules of the Company and its right to terminate telephone allocation. The Company reserves the right to deny any telephone allocation request. If all telephone lines are busy (for example, during periods of substantial market fluctuations), Owners may be unable to request telephone allocation changes by telephone. In such cases, a Owner would submit a written request. Any such change, whether made in writing or by telephone, will be effective when recorded on the records of the Company, in accordance with the requirements of state insurance departments and the Investment Company Act of 1940. The Company has adopted rules relating to changes of allocations by telephone which, among other things, outlines procedures designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed:

      (1) The Company shall not be liable for any loss as a result of following fraudulent telephone instructions; and

      (2) The Owner will, therefore, bear the entire risk of loss due to fraudulent telephone instructions.

A copy of the rules and the Company's form for electing telephone allocation privileges is available from licensed agents of the Company who are registered representatives of MSC or by calling 1-800-487-6669. The telephone allocation privileges may also be elected by completing the telephone authorization section on the Contract application. The Company's form or a Contract application with the telephone authorization completed must be signed and received at the Company's Operations Center before telephone allocation instructions will be accepted.


   Special Note on Reliability. Please note that our telephone system may not always be available. Any telephone system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transactions by writing our Operations Center.


   Net Purchase Payments may be allocated in whole percentages to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a Net Purchase Payment. Allocation percentages must total 100%. Contracts issued in Maryland,

Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington must maintain a minimum fund value balance of $2,500 in the Guaranteed Interest Account when an allocation to said account is chosen.

   When allocated Purchase Payments are received they are credited to subaccounts of MONY America Variable Account A in the form of Units. The number of Units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Business Day on which the Purchase Payment is received.

  Calculating Unit Values for Each Subaccount

   The unit value of each subaccount on its first Business Day was set at $10.00. To determine the unit value of a subaccount on any later Business Day, the Company takes the prior Business Day's Unit Value and multiplies it by the Net Investment Factor for the current Business Day. The Net Investment Factor is used to measure the investment performance of a subaccount from one Business Day to the next. The Net Investment Factor for each subaccount equals:

      (1) the net asset value per share of each Fund held in the subaccount at the end of the current Business Day divided by

      (2) the net asset value per share of each Fund held in the subaccount at the end of the prior Business day, minus

      (3) the daily mortality and expense risk charge and any other applicable charges adjusted for the number of days in the period.



   The unit value of these subaccounts may increase, decrease or remain the same from Business Day to Business Day. The Unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY America Variable Account A. The Owner bears the entire investment risk. Owners should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.

  Calculation of Guaranteed Interest Account Fund Value

   Net Purchase Payments to be allocated to the Guaranteed Interest Account will be credited to the accumulation period chosen by the Contract Owner on

      (1) the date received at the Operations Center, or

      (2) if the day Payments are received is not a Business Day, then on the next Business Day.

Interest will be credited daily.

  Calculation of Fund Value

   The Contract's Fund Value will reflect:

   . The investment performance of the selected subaccount(s) of MONY America
     Variable Account A.

   . Amounts credited (including interest) to the Guaranteed Interest Account.

   . Any Net Purchase Payments.


   . Any Transfer Charges.


   . Any Partial Surrenders.

   . All Contract charges (including surrender charges and market value adjustments) imposed.

There is no guaranteed minimum Fund Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account. Because a Contract's Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.


   The Fund Value will be computed first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract's Fund Value will be the Net Purchase Payments received before the Effective Date plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See "Issuance of the Contract".)


   After amounts allocated to the subaccounts are transferred from the General Account to MONY America Variable Account A, on each Business Day, the Contract's Fund Value will be computed as follows:

      (1) Determine the aggregate of the Fund Values attributable to the Contract in each of the subaccounts on the Business Day. This is done by multiplying the subaccount's Unit value on that date by the number of subaccount Units allocated to the Contract;

      (2) Add any amount credited to the Guaranteed Interest Account. This amount is the aggregate of all Net Purchase payments and:

           . The addition of any interest credited.

           . Addition or subtraction of any amounts transferred.

           . Subtraction of any partial surrenders.

           . Subtraction of any Contract charges, deductions, and any Market
             Value Adjustments

      (3) Add the value attributable to any loan account;

      (4) Add any Net Purchase Payment received on that Business Day;

      (5) Subtract any partial surrender amount and its Surrender Charge made on that Business Day;

      (6) Subtract any Annual Contract Charge and/or transfer charge deductible on that Business Day.

   In computing the Contract's Fund Value, the number of subaccount Units allocated to the Contracts is determined after any transfers among subaccounts or between one or more of the subaccounts and the Guaranteed Interest Account. Any transfer charges are also deducted. However, the computation of the Contract's Fund Value is done before any other Contract transactions on the Business Day, such as:

   . Receipt of Net Purchase Payments.

   . Partial Surrenders.

If a transaction would ordinarily require that the Contract's Fund Value be computed for a day that is not a Business Day, the next following Business Day will be used.


   Transfers. You may transfer the value of the Contract among the subaccounts after the Right to Return Contract Period has expired by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone if proper authorization has been received at the Company's Operations Center. See "Allocations of Payments and Fund Value". Currently, there are no limitations on the number of transfers between subaccounts.



   A transfer charge is not currently imposed on transfers. (See "Charges Against Fund Value -- Transfer Charge".) However, the Company reserves the right to impose a charge which will not exceed $25 per transfer after the first twelve transfers in any Contract Year (except for contracts issued in the states of South Carolina and Texas where it will not exceed $10). If imposed the charge will be deducted from the first subaccount(s) or the Guaranteed Interest Account you designate funds to be transferred from. This charge is in addition to the amount transferred. All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Fund Value at the end of the Right to Return Contract Period will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.

  Contract Year -- Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.


   Transfers Involving the Guaranteed Interest Account. Transfers may be made from the Guaranteed Interest Account at any time, but, if they are made before the end of the 3, 5, 7, or 10 year accumulation period there will be a Market Value Adjustment for contracts issued in most states. If the transfer request is received within 30 days before the end of the Accumulation Period, no market value adjustment will apply. If multiple Accumulation Periods are in effect, your transfer request must specify from which Accumulation Period(s) we are to make the transfer.


   Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington must maintain a minimum Fund Value in the Guaranteed Interest Account of $2,500.


   Transfers by Third Parties. As a general rule and as a convenience to Owners, the Company allows an Owner to give a third party the right to effect transfers on the Owner's behalf. However, when the same third party possesses this ability on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Fund Value. Such transfers can disrupt the orderly management of the portfolios underlying the Contract, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. The Company believes that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds underlying the Contracts, and the management of the Funds share this position. Therefore, the Company may limit or disallow transfers made by a third party.


Termination of the Contract

   The Contract will remain in effect until the earlier of

      (1) the date the Contract is surrendered in full,

      (2) the date annuity payments start,

      (3) the Contract Anniversary on which, after deduction for any Annual Contract Charge then due, no Fund Value in the subaccounts and the Guaranteed Interest Account remains in the Contract, or

      (4) the date the Death Benefit is payable under the Contract.

  Contract Anniversary -- An anniversary of the Effective Date of the Contract.

  Effective Date -- The date shown as the Effective Date of the Contract.

                                  SURRENDERS

   The Owner may elect to make a surrender of all or part of the Contract's value provided it is:

   . On or before the annuity payments start, and

   . During the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operations Center.

   The amount of the surrender may be equal to the Contract's Cash Value, which is its Fund Value less

      (1) any applicable Surrender Charge,

      (2) any applicable Market Value Adjustment, and

      (3) any Outstanding Debt.


The Surrender may also be for a lesser amount (a "partial surrender"). Requested partial surrenders that would leave a Fund Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Cash Value will be paid to the Owner. For a partial surrender, any Surrender Charge or any applicable Market Value Adjustment will be in addition to the amount requested by the Owner. A partial surrender may reduce your death benefit proportionately by the same percentage that the surrender (including any surrender charge and any market value adjustment, if applicable) reduced Fund Value.


  Market Value Adjustment -- An amount added to or deducted from the amount surrendered or transferred from the Guaranteed Interest Account for Contracts issued in certain states.

  Accumulation Period -- Currently 3, 5, 7 and 10 years. The Period starts on the Business Day that falls on, or next follows the date the purchase payment is transferred into the Guaranteed Interest Account and ends on the monthly contract anniversary immediately prior to the last day of that Period. (The accumulation period is limited to one year for contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington.)

   A surrender will result in the cancellation of Units and the withdrawal of amounts credited to the Guaranteed Interest Account accumulation periods as chosen by the Owner. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, any Surrender Charge and any applicable Market Value Adjustment. For a partial surrender, the Company will cancel Units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account accumulation period under the allocation specified by the Owner. The Unit value will be calculated as of the Business Day the surrender request is received. Allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). At least 5% of the partial surrender must be allocated to any subaccount designated by the Owner. The request will not be accepted if

   . there is insufficient Fund Value in the Guaranteed Interest Account or a subaccount to provide for the requested allocation against it, or

   . the request is incorrect.

   Any surrender charge will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender. Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington must maintain a minimum Fund Value in the Guaranteed Interest Account of $2,500.

   Any cash surrender amount will be paid in accordance with the requirements of state insurance departments and the Investment Company Act of 1940. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which

      (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

      (2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

      (3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

Any cash surrender involving payment from amounts credited to the Guaranteed Interest Account may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender or proof of death is received by the Company. Surrenders involving payment from the Guaranteed Interest Account may in certain circumstances and in certain states also be subject to a Market Value Adjustment, in addition to a surrender charge. The Owner may elect to have the amount of a surrender settled under one of the Settlement Options of the Contract. (See "Annuity Provisions".)


   Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Owners should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.


   The tax results of a cash surrender should be carefully considered. (See "Federal Tax Status".)



   Please note: If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block an Owner's account and thereby refuse to honor any request for transfers, partial surrenders, loans or death benefits until instructions are secured from the appropriate regulator.


                                     LOANS

   Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision (except in the case of contracts issued in Vermont). All of the following conditions apply in order for the amount to be considered a loan, rather than a (taxable) partial surrender:

   . The term of the loan must be 5 years or less.

   . Repayments are required at least quarterly and must be substantially level.

   . The loan amount is limited to certain dollar amounts as specified by the IRS.

   The Owner (Plan Trustee) must certify that these conditions are satisfied.

   In any event, the maximum outstanding loan on a contract is 50% of the Fund Value of the subaccounts and/or the Guaranteed Interest Account. Loans are not permitted before the end of the Right to Return Period. In requesting a loan, the Contract Owner must specify the subaccounts from which Fund Value equal to the amount of the loan requested will be taken. Loans from the Guaranteed Interest Account are not taken until Fund Value in the subaccounts is exhausted. If in order to provide the Contract Owner with the amount of the Loan requested, Fund Values must be taken from the Guaranteed Interest Account, then the Contract Owner must specify the Accumulation Periods from which Fund Values equal to such amount will be taken. If the Contract Owner fails to specify subaccounts and Accumulation Periods, the request for a loan will be returned to the Contract Owner.

   Values are transferred to a loan account that earns interest at an annual rate of 3.5%. The annual loan interest rate charged will be 6%.

   Loan repayments must be specifically earmarked as loan repayment and will be allocated to the subaccounts and/or the Guaranteed Interest Account using the most recent payment allocation on record.

                                 DEATH BENEFIT

Death Benefit Provided by the Contract

   The Company will pay a Death Benefit to the Beneficiary if

      (1) the Annuitant dies, and

      (2) the death occurs before the annuity payments start.

   If there are funds allocated to the Guaranteed Interest Account at the time of death, any applicable market value adjustment will be waived. If the death of the Annuitant occurs on or after the annuity payments start, no Death Benefit will be payable except as may be provided under the Settlement Option elected.


   The Death Benefit depends upon the benefit option package in effect on the date the Annuitant dies. You may not change benefit option packages once you select an option.


              Option 1                              Option 2                             Option 3
--------------------------------------------------------------------------------------------------------------
The greater of:                       The greatest of:                      The greatest of:
--------------------------------------------------------------------------------------------------------------
(1) The Fund Value less any           (1) The Fund Value less any           (1) The Fund Value less any
Outstanding Debt on the date due      Outstanding Debt on the date due      Outstanding Debt on the date due
proof of the Annuitant's death is     proof of the Annuitant's death is     proof of the Annuitant's death is
received by the Company.              received by the Company.              received by the Company.
--------------------------------------------------------------------------------------------------------------
or                                    or                                    or
(2) The Purchase Payments paid,       (2) The Purchase Payments paid,       (2) The Purchase Payments paid,
less any partial surrenders and their less any partial surrenders and their less any partial surrenders and
Surrender Charges and less any        Surrender Charges and less any        their Surrender Charges and less
Outstanding Debt.                     Outstanding Debt.                     any Outstanding Debt.
--------------------------------------------------------------------------------------------------------------
                                      or                                    or
                                      (3) Step Up Value (see                (3) Step Up Value (see
                                      description below)                    description below)
--------------------------------------------------------------------------------------------------------------
                                                                            or
                                                                            (4) Roll Up Value (see description
                                                                            below)
--------------------------------------------------------------------------------------------------------------
                                      Plus:                                 Plus:
--------------------------------------------------------------------------------------------------------------
                                      Earnings Increase Death Benefit       Earnings Increase Death Benefit
                                      (see "Earnings Increase Death         (see "Earnings Increase Death
                                      Benefit" section)                     Benefit" section)

  Step Up Value

   On the first Contract anniversary, the Step Up Value is equal to the Fund Value of the Contract. Thereafter, on each subsequent Contract anniversary prior to the Annuitant's 81st birthday, the step up value will be recalculated to equal the greater of:

      (a) the Fund Value on that Contract anniversary; or

      (b) the step up value most recently calculated


          . reduced proportionately* by any partial surrenders (including surrender charges and any applicable market value adjustments assessed) since the last recalculation anniversary,


          . plus any purchase payments made since the last recalculation anniversary.
----------

* In the calculations of Step Up Value and Roll Up Value, for each partial surrender, the proportionate reduction percentage is equal to the amount of that partial surrender divided by the Fund Value immediately before the partial surrender.



   On each Contract anniversary on or after the annuitant's 81st birthday, the Step Up Value shall be equal to the step up value on the anniversary preceding the annuitant's 81st birthday reduced proportionately by the same percentage that any partial surrenders (including surrender charges and any applicable market value adjustments assessed) reduced your Fund Value since that anniversary plus any Purchase Payments made since that anniversary.

   The Step Up Value payable on death will be the step up value on the Contract anniversary immediately preceding the death of the Annuitant (or Secondary Annuitant, if any)

   . Reduced proportionately by any partial surrenders including surrender charges and any applicable market value adjustments assessed since that anniversary,

   . plus any Purchase Payments made since that anniversary, and

   . less any Outstanding Debt.

   In no event will the Step Up Value payable on death exceed 200% of the total Purchase Payments made:

   . reduced proportionately for each partial surrender (including surrender charges and any applicable market value adjustments assessed) and

   . less any Outstanding Debt.

  Roll Up Value

   The Roll Up Value will be calculated as follows. On each Contract anniversary prior to the Annuitant's 81st birthday, the Roll Up Value is the total of

   . Purchase Payments accumulated at an annual interest rate of 5% from the date of the Purchase Payment to the date due proof of death is received by the Company but not beyond the most recent contract anniversary prior to the Annuitant's 81st birthday;

   . plus any Purchase Payments made after the most recent contract anniversary prior to the Annuitant's 81st birthday but before the date due proof of death is received by the Company;


   . less partial surrenders (including surrender charges and any applicable market value adjustments) accumulated at an annual interest rate of 5% from the date of the partial surrender to the date due proof of death is received by the Company but not beyond the most recent contract anniversary prior to the Annuitant's 81st birthday;


   . less any partial surrenders made after the most recent contract anniversary prior to the Annuitant's 81st birthday but before the date due proof of death is received by the company;

   . less any Outstanding Debt.


   On each Contract anniversary on or after the Annuitant's 81st birthday, the Roll Up Value shall be equal to the Roll Up Value on the anniversary preceding the annuitant's 81st birthday



   . reduced proportionately by the same percentage that any partial surrenders
     (including surrender charges and market value adjustments assessed) reduced your Fund Value since that anniversary;


   . plus any Purchase Payments made since that anniversary;

   . less any Outstanding Debt.

   The roll up value payable on death will be the Roll Up Value on the Contract anniversary immediately preceding the death of the Annuitant (or Secondary Annuitant, if any)




   . Reduced proportionately by the same percentage that any partial surrenders
     (including surrender charges and any applicable market value adjustments assessed) reduced your Fund Value since that anniversary,


   . plus any Purchase Payments made since that anniversary, and

   . less any Outstanding Debt.

   In no event will the roll up value payable on death exceed 200% of the total Purchase Payments made:


   . reduced proportionately by the same percentage that any partial surrenders
     (including surrender charges and any applicable market value adjustments assessed) reduced your Fund Value and;


   . less any Outstanding Debt.

Earnings Increase Death Benefit

   If Option 2 or Option 3 is selected, an additional death benefit, called the Earnings Increase Amount may be added to the applicable Death Benefit otherwise payable under the Contract. The amount of the Earnings Increase depends upon the age of the Annuitant on the Contract's Effective Date.

   If the Annuitant was age 69 or younger on the Contract's Effective Date, the Earnings Increase Amount is equal to 40% of the lesser of:

      (1) Net Purchase Payments; or

      (2) Fund Value minus Purchase Payments.

   If the Annuitant was age 70 or older on the Contract's Effective Date, the Earnings Increase Amount is equal to 25% of the lesser of:

      (1) Net Purchase Payments; or

      (2) Fund Value minus Purchase Payments.

   The payments and values described in (1) and (2) above

      (a) do not include Purchase Payments made during the 12-month period immediately prior to the date due proof of death is received by the Company; and


      (b) reflect any partial surrenders made including any applicable Market Value Adjustment and any Surrender Charge, and less any Outstanding Debt.



   The Earnings Increase Amount is calculated as of the date due proof of death of the Annuitant (or Secondary Annuitant) prior to the annuity starting date is received by the Company.



   There are important things you should consider before you select the Death Benefit. These include:



   . The Earnings Increase Death Benefit does not guarantee that any amounts under the benefit will become payable at death. Market declines resulting in your Fund Value being less than your purchase payments made and not previously withdrawn may result in no Earnings Increase Death Benefit being payable.



   . Once you select the Earnings Increase Death Benefit, you cannot cancel it.
     This means that regardless of any changes in your circumstances, we will continue to assess the Earnings Increase Death Benefit charges.



   . Please take advantage of the guidance of a qualified financial adviser in evaluating the Earnings Increase Death Benefit option, as well as the other aspects of the Contract.


Election and Effective Date of Election

   The owner may elect to have the Death Benefit of the Contract applied under one of four Settlement Options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place

      (1) during the lifetime of the Annuitant, and

      (2) before the annuity payments start.

If no election of a Settlement Option for the Death Benefit is in effect on the date when proceeds become payable, the Beneficiary may elect

      (1) to receive the Death Benefit in the form of a cash payment; or

      (2) to have the Death Benefit applied under one of the Settlement Options.


(See "Settlement Options".) If an election by the payee is not received by the Company within one month following the date proceeds become payable, the payee will be considered to have elected a cash payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the Death Benefit by the Owner will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.


   Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the Death Benefit.

Payment of Death Benefit


   If the Death Benefits are to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date


      (1) the election becomes effective, or

      (2) the election is considered to become effective, and

      (3) due proof of death is received.

The Company may be permitted to postpone such payment under the 1940 Act. If the death benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company.


   For Contracts issued in the State of Washington, the Company will pay interest on death proceeds paid in a single sum or settled under a Settlement Option elected after the date of death. Interest will be paid from the date of death to the date of payment or election of a Settlement Option. The interest rate will not be less than the rate required by law.

                            CHARGES AND DEDUCTIONS

   The following table summarizes the charges and deductions under the Contract:



                                 Deductions from Purchase Payments
--------------------------------------------------------------------------------------------------------
Tax Charge                                     Range for State and local -- 0% to 3.5%/(1)/.
                                               Federal -- Currently 0%
                                               (Company reserves the right to charge in the future.)
-------------------------------------------------------------------------------------------------------

                              Daily Deductions from Variable Account A
--------------------------------------------------------------------------------------------------------
Mortality & Expense Risk Charge                Option 1
Annual Rate deducted daily from net assets     Maximum daily rate -- 0.003836%
                                               Maximum annual rate -- 1.40%
                                               _____________________________________________________
                                               Option 2
                                               Maximum daily rate -- 0.005342%
                                               Maximum annual rate -- 1.95%
                                               _____________________________________________________
                                               Option 3
                                               Maximum daily rate -- 0.007671%
                                               Maximum annual rate -- 2.80%
-------------------------------------------------------------------------------------------------------

                                     Deductions from Fund Value
-------------------------------------------------------------------------------------------------------
Annual Contract Charge                         Maximum Annual Contract Charge
Option 1 -- Current charge is $30.                Option 1 -- The annual contract charge may
                                               be increased to a maximum of $50 ($30 in certain
                                               states) on 30 days written notice.

Option 2 -- Current charge is $0.                 Option 2 -- The annual contract charge may
                                               be increased to a maximum of $50 ($30 in certain
                                               states) on 30 days written notice.

Option 3 -- Current charge is $0.                 Option 3 -- The annual contract charge may
                                               be increased to a maximum of $50 ($30 in certain
                                               states) on 30 days written notice.
-------------------------------------------------------------------------------------------------------
Transaction and Other Charges                  Maximum Transaction and Other Charges
Option 1 -- Current charge is $0.                 Option 1 -- The Company has reserved the
                                               right to impose a charge for each transfer after the
                                               first 12 transfers in a Contract Year which will not
                                               exceed $25 ($10 in South Carolina and Texas).

Option 2 -- Current charge is $0.                 Option 2 -- The Company has reserved the
                                               right to impose a charge for each transfer after the
                                               first 12 transfers in a Contract Year which will not
                                               exceed $25 ($10 in South Carolina and Texas).

Option 3 -- Current charge is $0.                 Option 3 -- The Company has reserved the
                                               right to impose a charge for each transfer after the
                                               first 12 transfers in a Contract Year which will not
                                               exceed $25 ($10 in South Carolina and Texas).
-------------------------------------------------------------------------------------------------------
Surrender Charge                               See grading schedule and "Charges and
Grades from 7% to 0% of Fund Value surrendered Deductions -- Charges Against Fund Value" for
based on a schedule                            details of how it is computed.
-------------------------------------------------------------------------------------------------------

/(1)/   Company currently assumes responsibility; current charge to Owner 0%.

The following provides additional details of the charges and deductions under the Contract.

Deductions from Purchase Payments

   Deductions may be made from purchase payments for premium or similar taxes prior to allocation of any net purchase payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future payments. If the Company is going to make deductions for such tax from future purchase payments, it will give notice to each affected Owner.

Charges Against Fund Value

  Daily Deduction from MONY America Variable Account A

   Mortality and Expense Risk Charge. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of Variable Account A. The charge varies based on the benefit option package selected.

   Option 1 -- For Option 1, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.20% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40% from the value of the net assets of MONY America Variable Account A. Of the 1.20% current mortality and expense risk charge, 0.90% is for assuming mortality risks, and 0.30% is for assuming expense risks. Of the 1.40% maximum mortality and expense risk charge, 0.95% is for assuming mortality risks, and 0.45% is for assuming expense risks. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003288% (guaranteed not to exceed 0.003836%) multiplied by the number of days since the last Business Day.

   Option 2 -- For Option 2, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.60% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95% from the value of the net assets of MONY America Variable Account A. Of the 1.60% current mortality and expense risk charge, 1.15% is for assuming mortality risks, and 0.45% is for assuming expense risks. Of the 1.95% maximum mortality and expense risk charge, 1.30% is for assuming mortality risks, and 0.65% is for assuming expense risks. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.004384% (guaranteed not to exceed 0.005342%) multiplied by the number of days since the last Business Day.

   Option 3 -- For Option 3, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 2.20% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 2.80% from the value of the net assets of MONY America Variable Account A. Of the 2.20% current mortality and expense risk charge, 1.60% is for assuming mortality risks, and 0.60% is for assuming expense risks. Of the 2.80% maximum mortality and expense risk charge, 1.80% is for assuming mortality risks, and 1.00% is for assuming expense risks. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.006027% (guaranteed not to exceed 0.007671%) multiplied by the number of days since the last Business Day.

   The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3.50% interest. In addition, the Company also assumes risk in connection with the Step-Up Value, Roll-Up Value and Earnings Increase Death Benefit. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the expense charges provided in the Contracts.

   The Company does not expect to make a profit from the mortality and expense risk charge. However, if the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its general account. If the amount of the charge is inadequate, the Company will pay the difference out of its general account.

Deductions from Fund Value

   Annual Contract Charge. The Company has primary responsibility for the administration of the Contract and MONY America Variable Account A. An annual Contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

   The Company intends to administer the Contract itself through an arrangement whereby it may buy some administrative services from MONY and such other sources as may be available.


   The Annual Contract Charge depends upon the benefit option package selected.

                                   Annual Contract Charge
-----------------------------------------------------------------------------------------------
        Option 1                      Option 2                          Option 3
---------------------------------------------------------------------------------------------
Current charge is $30.    Current Charge is $0.             Current Charge is $0.

The annual contract       The annual contract charge may be The annual contract charge may be
charge may be increased   increased to a maximum of $50.*   increased to a maximum of $50.*
to a maximum of $50.*

* The Annual Contract Charge will not exceed $30 for contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington.

   The Owner will receive a written notice 30 days in advance of any change in the charge. Any applicable charge will be assessed once per year on the contract anniversary, starting on the first contract anniversary.

   If applicable, the Annual Contract Charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.

   The amount of the charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY America Variable Account A in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the administrative cost deductions.

   Transfer Charge. Contract value may be transferred among the subaccounts or to or from the Guaranteed Interest Account and one or more of the subaccounts (including transfers made by telephone, if permitted by the Company). The Company reserves the right to impose a transfer charge for each transfer instructed by the Owner after the first 12 transfers in a Contract year. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25 (except for contracts issued in the states of South

Carolina and Texas where is will not exceed $10). The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Fund Value held in the subaccount(s) or from the Guaranteed Interest Account from which the first transfer is made.

   Surrender Charge. A contingent deferred sales charge (called a "Surrender Charge") will be imposed when a full or partial surrender is requested or at the start of annuity benefits if it is during the first eight years of the contract.


   The Surrender Charge will never exceed 7% of the total Fund Value. The Surrender Charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from Variable Account A to cover mortality and expense risks borne by the Company. (See "Mortality and Expense Risk Charge".)


   A Surrender Charge will be computed when a surrender is made and will be deducted from the Fund Value if


      (1) all or a part of the Contract's Cash Value (See "Surrenders") is surrendered, or


      (2) the Cash Value is received at maturity when the annuity payments start.

   A Surrender Charge will not be imposed:

      (1) Against Fund Value surrendered after the eighth Contract Year.


      (2) To the extent necessary to permit the Owner to obtain an amount equal to the Free Partial Surrender Amount (See "Free Partial Surrender Amount").



      (3) If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See "Settlement Options"). The elimination of a surrender charge in this situation does not apply to contracts issued in the State of Texas.


      (4) Subject to approval within a state, if the Owner is confined in a Nursing Home and the following conditions are met:

          (a) At the time a request for a full or partial surrender is made, the Company receives proof the Owner is currently confined to a Nursing Home and has spent a period of 90 consecutive days in the Nursing Home;

          (b) the confinement must have been prescribed by a physician;

          (c) the 90-day period must have started after the Contract's first anniversary; and

          (d) the Annuitant is age 0-75 at the time the Contract is issued.

 Nursing Home* -- A facility which

 (a)is licensed by or legally operated in a state as a skilled or intermediate care facility;

 (b)provides 24 hour per day nursing care under the supervision of a registered nurse to persons who do not require hospitalization but who do require care above the level of room and board with assistance;

 (c)is under the supervision of a physician; and

 (d)maintains a daily clinical record of each patient in conformance with a plan of care.

 A nursing home does not include a hospital or a facility licensed only to offer supervised or assisted room and board, rest care, care of the aged or treatment of alcoholism, drug addictions or mental or nervous disorders.

 *The definition of Nursing Home may vary by state.

In no event will the aggregate Surrender Charge exceed 7% of the Fund Value. The amount deducted from the Fund Value to cover the surrender charge is not subject to the surrender charge.

   For a partial surrender, the Surrender Charge will be deducted from any remaining Fund Value, if sufficient. If the Fund Value is not sufficient, it will be deducted from the amount surrendered. Any Surrender Charge will be allocated against the Guaranteed Interest Account and each subaccount of Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender.

   No Surrender Charge will be deducted from Death Benefits except as described in "Death Benefit" at page 39.

   Amount of Surrender Charge. The amount of the Surrender Charge is equal to a varying percentage of Fund Value during the first 8 Contract years. The Surrender Charge is determined by multiplying the Surrender Charge Percentage for the Contract Year by the amount of Fund Value requested as follows:


                     Surrender Charge Percentage Table
-----------------------------------------------------------------------------

# of Contract Anniversaries Since Effective Date Surrender Charge Percentage
----------------------------------------------------------------------------
                       1                                     7%
----------------------------------------------------------------------------
                       2                                     6
----------------------------------------------------------------------------
                       3                                     6
----------------------------------------------------------------------------
                       4                                     5
----------------------------------------------------------------------------
                       5                                     4
----------------------------------------------------------------------------
                       6                                     3
----------------------------------------------------------------------------
                       7                                     2
----------------------------------------------------------------------------
                  8 (or more)                                0
----------------------------------------------------------------------------




The amount of the Surrender Charge is in addition to any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. See "Guaranteed Interest Account -- Surrenders" at page 30 and the prospectus for the Guaranteed Interest Account with Market Value Adjustment which accompanies this prospectus for further details.

   Free Partial Surrender Amount. The surrender charge may be reduced by using the Free Partial Surrender Amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:

      (1) For Qualified Contracts, (other than Contracts issued for IRA and SEP-IRA), an amount up to the greater of:

          (a) $10,000 (but not more than the Contract's Fund Value), or

          (b) 10% of the Contract's Fund Value (at the beginning of the Contract year, except if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the surrender is requested)

may be received in each Contract Year without a surrender charge.

   If an existing MONY Master variable annuity contract issued by MONY Life Insurance Company of America is exchanged for this contract, a separate effective date will be assigned to the contract by endorsement for purposes of determining the amount of any Surrender Charge. The effective date of this contract with the endorsement will be the effective date of the existing MONY Master variable annuity contract. We anticipate allowing such exchanges by the end of the second quarter. Your agent can provide further details.



      (2) For Non-Qualified Contracts (and Contracts issued for IRA and SEP-IRA), an amount up to 10% of the Fund Value at the beginning of the Contract Year of the Contract may be received in each Contract Year without a surrender charge.



      (3) If the full surrender or partial surrender is after the third contract year and the proceeds are settled under Settlement Option 3 or 3A (See "Settlement Options".)



Each subaccount and/or the Guaranteed Interest Account will be charged its pro-rata share of the surrender charge. That means the charge against each account will be in the same proportion as the amount of the partial surrender allocated against that account bears to the total partial surrender.



Contract Fund Value here means the Fund Value at the beginning of the contract year in the subaccounts (and the Guaranteed Interest Account not the Loan Account). This reduction of Surrender Charge does not affect any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. See "Guaranteed Interest Account -- Surrenders" and the prospectus for the Guaranteed Interest Account with Market Value Adjustment which accompanies this prospectus for further details.


  Taxes


   Currently, no charge will be made against MONY America Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY America Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY America Variable Account A may also be made. (See "Federal Tax Status".)



  Investment Advisory and Other Fees



   Because MONY America Variable Account A purchases shares of the Funds, the net assets of MONY America Variable Account A will reflect the investment advisory fee and other expenses incurred by the Funds. See "Table of Fees" for a table which shows the fees and expenses and "The Funds" for a table setting forth the investment advisory fees.



   We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and cost of Contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information.


                              ANNUITY PROVISIONS

Annuity Payments

   Annuity payments under a Contract will begin on the date that is selected by the Owner when the Contract is applied for. The date chosen for the start of annuity payments may be


      (1) no earlier than the Contract Anniversary after the Annuitant's 1st birthday, or no earlier than the Contract Anniversary after the Annuitant's 7th birthday for Guaranteed Minimum Annuity payments that are available under Option 3 (See "Guaranteed Minimum Annuity Payments" below), and

      (2) no later than the Contract Anniversary after the Annuitant's 95th birthday.


   The minimum number of years from the Effective Date to the start of annuity payments is 10, or 7 for Guaranteed Minimum Annuity payments that are available under Option 3 (See "Guaranteed Minimum Annuity Payments" below). While the Annuitant is living, the date when annuity payments start may be:



      (1) Advanced to a date that is not earlier than the 10th Contract Anniversary, or advanced to a date that is not earlier than the 7th Contract Anniversary for Guaranteed Minimum Annuity payments that are available under Option 3 (See "Guaranteed Minimum Annuity Payments").


      (2) Deferred from time to time by the Owner by written notice to the Company.

   The date when annuity payments start will be advanced or deferred if:

      (1) Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

      (2) The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 95th birthday.


The change will be effective as of the date we receive your written request at our Operations Center. You do not need to return the Contract for us to make the change unless we ask for it.


   A particular retirement plan may contain other restrictions. For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.

   Under Option 1 and Option 2 (and under Option 3 where the Guaranteed Minimum Annuity Payments are not greater than annuity payments provided by the Contract's Fund Value or Cash Value, as applicable), when annuity payments start, unless Settlement Option 3 or 3A is elected, the Contract's Cash Value, less any state taxes which may be imposed upon annuitization, will be applied to provide an annuity or any other option previously chosen by the owner and permitted by the Company. If Settlement Option 3 or 3A is elected, the Contract's Fund Value (less any state taxes imposed upon annuitization) will be applied to provide an annuity.

   A supplementary contract will be issued. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the Settlement Option elected.

Guaranteed Minimum Annuity Payments


   Under Option 3, Guaranteed Minimum Annuity Payments are available. If certain conditions are met, a guaranteed minimum value called the "Guaranteed Annuitization Value" may be used to provide annuity payments that are greater than the annuity payments that would be provided by the Fund Value described in the Contract.


   The Guaranteed Annuitization Value is


      .  the sum of all net Purchase Payments made, plus


      . interest accumulated at an annual rate of 5% (interest is credited from the date we receive the Purchase Payment to the Contract anniversary prior to the Annuitant's 81st birthday),

      . reduced proportionately for each partial surrender including any surrender charges and market value adjustments, if applicable.

   The Guaranteed Annuitization Value provides annuity payments based on the 1983 Table "a", Projection Scale "G" with 3% interest.

   In no event can the Guaranteed Annuitization Value exceed 200% of the net Purchase Payments made,

      . reduced proportionately for each partial surrender, including any surrender charges and any market value adjustments, if applicable, and less

      .  any Outstanding Debt.

   To apply the Guaranteed Annuitization Value to provide annuity payments, the following conditions must be met:

      (1) The Contract must have been in force for at least 7 years.

      (2) The Annuitant must have attained age 60.

      (3) The annuitization must be elected within 30 days after a Contract anniversary.


      (4) Settlement Option 3 or 3A must be elected. (See "Settlement Options").


      (5) The entire amount of Guaranteed Annuitization Value must be used to provide annuity payments.

   Once annuity payments provided by the Guaranteed Annuitization Value begin, no withdrawals may be made.

   The availability of Guaranteed Minimum Annuity Payments under Option 3 or 3A, does not limit the Owner's right to start annuity payments using the Contract's Cash Value or the Contract's Fund Value, as applicable, at any other time as permitted under the Contract.

Election and Change of Settlement Option


   Instead of being paid in a single sum, you may elect to receive any death or surrender proceeds from the Contract in the form of a Settlement Option. During the lifetime of the Annuitant and prior to the start of annuity payments, the Owner may elect


      .  one or more of the Settlement Options described below, or

      .  another settlement option as may be agreed to by the Company.


The Owner may also change any election while the Annuitant is living if written notice of the change is received by the Company at its Operations Center prior to the start of annuity payments. If no election is in effect when annuity payments start, a lump sum payment will be considered to have been elected. For contracts issued in the State of Texas, if no election is in effect when annuity payments start, Settlement Option 3 with a period certain of 10 years will be considered to have been elected.



   Settlement Options may also be elected by the Owner or the Beneficiary as provided in the Death Benefit and Surrender sections of this Prospectus. (See "Death Benefit" and "Surrenders".)


   Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

Settlement Options

   Proceeds settled under the Settlement Options listed below or otherwise currently available will not participate in the investment experience of the Variable Account.


   Settlement Option 1 -- Interest Income: The Company holds the proceeds and credits interest earned on the proceeds at a rate (not less than 2.75% per year) set by the Company each year. This Option will continue until the earlier of the date the payee dies or the date you elect another Settlement Option.

   Settlement Option 2 -- Income for Specified Period: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

   Settlement Option 3 -- Single Life Income: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.


   Settlement Option 3A -- Joint Life Income: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income, depending on the election made at the time of settlement. If the lesser (two-thirds) amount paid to the survivor is elected, the dollar amount payable while both persons are living will be larger than it would have been if the same amount paid to the survivor had been elected. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.


   Settlement Option 4 -- Income of Specified Amount: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2.75% per year.

   The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

   The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3.50% interest.

   Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

   In Qualified Plans, settlement options available to Owners may be restricted by the terms of the plans.

Frequency of Annuity Payments

   At the time the Settlement Option is chosen, the payee may request that it be paid:

  .  Quarterly

  .  Semiannually

  .  Annually

If the payee does not request a particular installment payment, the payments will be made in monthly installments. However, if the net amount available to apply under any Settlement Option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.

Additional Provisions

   The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the Settlement Option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

   For contracts issued in the State of Washington, any underpayment by the Company will be paid in a single sum after the correction of the misstatement.

   The Contract must be returned to the Company upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.

   Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company requires proof satisfactory to it that such condition has been met.

   The Contracts described in this Prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

   Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

                               OTHER PROVISIONS

Ownership

   The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Secondary Annuitant if one has been named), the Owner is the person so designated in the application, unless:

      (1) A change in Owner is requested, or

      (2) A Successor Owner becomes the Owner.

   The Owner may name a Successor Owner or a new Owner at any time. If the Owner dies, the Successor Owner, if living, becomes the Owner. Any request for change must be

      (1) made in writing, and

      (2) received at the Company.

The change will become effective as of the date the written request is signed. A new choice of Owner or Successor Owner will apply to any payment made or action taken by the Company after the request for the change is received. Owners should consult a competent tax advisor prior to changing Owners.


   Successor Owner -- The living person who, at the death of the Owner, becomes the new Owner.

Provision Required by Section 72(s) of the Code

   The interest under a Non-Qualified Plan must be distributed within five years after the Owner's death if:

      (1) The Owner dies before the start of annuity payments, and

      (2) The Owner's spouse is not the Successor Owner as of the date of the Owner's death.

Satisfactory proof of death must be provided to the Company.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

   The surrender proceeds may be paid over the life of the Successor Owner if

      (1) the Successor Owner is the Beneficiary, and

      (2) the Successor Owner chooses that option.

   Payments must begin no later than one year after the date of death. If the Successor Owner is a surviving spouse, then the surviving spouse will be treated as the new Owner of the Contract. Under such circumstances, it is not necessary to surrender the Contract.

   If the Owner dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Owner's death.

Provision Required by Section 401(a)(9) of the Code

   The entire interest of a Qualified Plan participant under the Contract generally will be distributed to the Owner or his/her Designated Beneficiary. Distribution will occur either by or beginning not later than April 1 of the calendar year following the calendar year the Qualified Plan Participant attains age 70 1/2. The interest is distributed

      (1) over the life of such Participant, or

      (2) the lives of such Participant and Designated Beneficiary.

   If (i) distributions have begun, and (ii) the Participant dies before the Owner's entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as rapid as that used as of the date of the Participant's death. The Contract will be surrendered as of the Participant's death if

      (1) the Participant dies before the start of such distributions, and

      (2) there is no designated Beneficiary.


The surrender proceeds generally must be distributed within 5 years after the date of death. But, the surrender proceeds may be paid over the life of any Designated Beneficiary at his/her option. In such case, distributions will begin not later than one year after the December 31 following the Participant's death. If the Designated Beneficiary is the surviving spouse of the Participant, distributions will begin not earlier than the December 31 following the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own plan.


   It is the Owner's responsibility to assure that distribution rules imposed by the Code will be met. Qualified Plan Contracts include those qualifying for special treatment under Sections 401, 403, 408 and 408A of the Code.

Secondary Annuitant

   Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made once before annuitization, either

      (1) in the application for the Contract, or

      (2) after the Contract is issued, by written notice to the Company at its Operations Center.

The Secondary Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to

      (1) any payment made by the Company, or

      (2) action taken by the Company before the receipt of the notice at the Company's Operations Center.

The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Secondary Annuitant's 95th birthday.

   On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

      (1) The death of the Annuitant must have occurred before the Annuity Commencement Date;

      (2) The Secondary Annuitant is living on the date of the Annuitant's death;

      (3) If the Annuitant was the Owner on the date of death, the Successor Owner must have been the Annuitant's spouse; and

      (4) If the date annuity payments start is later than the Contract Anniversary nearest the Secondary Annuitant's 95th birthday, the date annuity payments start will be automatically advanced to that Contract Anniversary.

   Effect of Secondary Annuitant's Becoming the Annuitant. If the Secondary Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Secondary Annuitant. If the Secondary Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the Successor Beneficiary on the date of death. If there was no Successor Beneficiary, then the Secondary Annuitant's executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.

Assignment

   The Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Administrative Office. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

   If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

   Because an assignment may be a taxable event, an Owner should consult a competent tax advisor before assigning the Contract.

Change of Beneficiary


   So long as the Annuitant is living, the Beneficiary or Successor Beneficiary may be changed. A change is made by submitting a written request to the Company at its Operations Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operations Center.


Substitution of Securities

   The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if

      (1) the shares of any portfolio of the Funds is no longer available for investment by MONY America Variable Account A, or

      (2) in the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.




The new portfolios may have higher fees and charges than the ones they replaced, and not all portfolios may be available to all classes of Contracts. We will notify you before we substitute securities in any subaccount, and, to the extent required by law, we will obtain prior approval from the Securities and Exchange Commission and the Arizona Insurance Department. We also will obtain any other required approvals.


Modification of the Contract

   Upon notice to the Owner, the Contract may be modified by the Company, but only if such modification

      (1) is necessary to make the Contract or MONY America Variable Account A comply with any law or regulation issued by a governmental agency to which the Company is subject, or

      (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts, or

      (3) is necessary to reflect a change in the operation of MONY America Variable Account A or the subaccounts or the Guaranteed Interest Account, or

      (4) provides additional Settlement Options or fixed accumulation options. In the event of any modification, the Company may make appropriate endorsement in the Contract to reflect such modification.

Change in Operation of MONY America Variable Account A

   MONY America Variable Account A may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event the registration is no longer required

      (1) at the Company's election, and

      (2) subject to any necessary vote by persons having the right to give voting instructions for shares of the Funds held by the subaccounts.

Deregistration of MONY America Variable Account A requires an order by the Securities and Exchange Commission. If there is a change in the operation of MONY America Variable Account A under this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

                                 VOTING RIGHTS


   All of the assets held in the subaccounts of MONY America Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY America Variable Account A (whether or not attributable to Owners). The Company will vote at shareholder meetings of each of the Funds according to the instructions received from Owners. The Company will furnish Owners with the proper forms to enable them to give it these instructions. The Company will vote shares for which instructions have not been received in the same proportion as those for which the Company has received instructions.


   The Company may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to:

      (1) Cause a change in the subclassification or investment objectives or policies of one or more of the portfolios of either or both of the Funds; or

      (2) Approve or disapprove an investment adviser or principal underwriter for either or both of the Funds.

In addition, the Company itself may disregard voting instructions that would require the above changes if the Company reasonably disapproves those changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise Owners of that action and its reasons for the action in the next semiannual report to Owners.





                         DISTRIBUTION OF THE CONTRACTS


   MONY Securities Corporation ("MSC"), a New York corporation organized on September 26, 1969 which is a wholly-owned subsidiary of MONY, will act as the principal underwriter of the Contract pursuant to an underwriting agreement with the Company. MSC's principal business address is 1740 Broadway, New York, New York 10019. MSC is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contract is sold by individuals who are registered representatives of MSC and who are licensed as life insurance agents for the Company. The Contract may also be sold through other broker-dealers authorized by MSC and applicable law to do so. After issue of the Contracts, registered representatives will earn a commission. Commissions are based on a percentage of purchase payments paid and total assets in the Contract. The maximum commission paid on first year purchase payments is 2.5% for the first $25,000 and 5% of all purchase payments in excess of $25,000. Commissions after the first Contract Year are 2.5% of purchase payments regardless of the amount of the purchase payment. A trail commission of 25 basis points will be paid on Fund Value in the Contract beginning in the second Contract year. For Contracts issued ages 75 and up, all commission and trail rates will be halved. Registered representatives may also receive other benefits based on the amount of earned commissions. Because registered representatives are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits, and financing arrangements, and non-cash compensation programs that the Company offers such as conferences, trips, prizes and awards. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotion literature and similar services. The Company intends to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Contractowners or MONY America Variable Account A. Additional compensation may be paid for persistency, sales quality, and contract size and for other services not directly related to the sale of the Contract. Such services include the training of personnel and the production of promotional material.



   We offer the Contracts on a continuing basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.



   More information about MSC and its registered representatives is available at http://www.nasdr.com or by calling 1(800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

   MSC will receive 12b-1 fees from certain of the Funds as compensation for providing certain distribution and shareholder support services.



   MSC may enter into selling agreements with other broker dealers that are members of the NASD and whose representatives are authorized by applicable law to sell variable annuity contracts. Commissions paid to these broker dealers for their representatives will not exceed the commissions described above. The selling agreement does not restrict these broker dealers from retaining a portion of commissions.



   We intend to recapture commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments are not charged directly to the Contractowners or the Variable Account.



   MSC receives fees for the sale of Contracts. In 1999, 2000, and 2001, MSC received, in aggregate, fees of $15,942,780, $6,463,891 and $6,703,612, respectively.



   MSC also acts as principal underwriter for other variable products and distributes non-proprietary variable products and mutual funds.


                              FEDERAL TAX STATUS

Introduction

   The Contract described in this prospectus is designed for use by retirement plans that may or may not qualify for favorable tax treatment under the provisions of Section 401, 403 (other than 403(b)), 408, 408A and 457 of the Code. The ultimate effect of federal income taxes on

  .  the value of the Contract's Fund Value,

  .  annuity payments, and

  .  economic benefit to the Owner, Annuitant, and the Beneficiary may depend upon

  .  the type of retirement plan for which the Contract is purchased, and

  .  the tax and employment status of the individual concerned.

   The following discussion of the treatment of the Contract and of the Company under the federal income tax laws is general in nature. The discussion is based on the Company's understanding of current federal income tax laws, and is not intended as tax advice. Any person considering the purchase of a Contract should consult a qualified tax adviser. A more detailed description of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. The Company does not make any guarantee regarding any tax status, federal, state, or local, of any Contract or any transaction involving the Contract.

Tax Treatment of the Company

   Under existing federal income tax laws, the income of MONY America Variable Account A, to the extent that it is applied to increase reserves under the Contract, is substantially nontaxable to the Company.

Taxation of Annuities in General


   The Contract offered by this prospectus is designed for use in connection with Qualified Plans and Non-Qualified Plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contract. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Plans if the Owner is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made as retirement distributions under a Contract are generally taxable to the annuitant as ordinary income except to the extent of

  .  Participant after-tax contributions (in the case of Qualified Plans), or

  .  Owner contributions (in the case of Non-Qualified Plans).

Owners, Annuitants, and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, and payments under the retirement plans in connection with which the Contract is purchased.

   The Company will withhold and remit to the United States Government and, where applicable to state and local governments, part of the taxable portion of each distribution made under a Contract unless the Owner or Annuitant

      (1) provides his or her taxpayer identification number to the Company, and

      (2) notifies the Company that he or she chooses not to have amounts withheld.

   The Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") has requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include those attributed to the transferor as a result of a gratuitous transfer. When computing the distributions for any 12 month period, distributions from all annuity contracts issued by the same company to the Owner (other than those issued to qualified retirement plans) will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules is expected to affect tax-benefited plans.

   Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

      (1) Part of a series of substantially equal periodic payments (at least annually) for

          (a) the participant's life or life expectancy,

          (b) the joint lives or life expectancies of the participant and his/her beneficiary,

          (c) or a period certain of not less than 10 years;

      (2) Required by the Code upon the participant's attainment of age 701/2 or death; or

      (3) Qualifying hardship distributions.

   Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalty tax.

   Under the generation skipping transfer tax, the Company may be liable for payment of this tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.

Retirement Plans

   The Contract described in this Prospectus currently is designed for use with the following types of retirement plans:

      (1) Pension and Profit Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

      (2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k);

      (3) Roth IRAs permitted by Section 408A of the Code;

      (4) Deferred compensation plans provided by certain governmental entities under Section 457; and

      (5) Non-Qualified Plans.

   Certain Individual Retirement Annuities are not available under contracts issued in some states.

   The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made here to provide more than general information about the use of the Contract with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                               PERFORMANCE DATA

   We may advertise the performance of the MONY America Variable Account A subaccounts. We will also report performance to contract owners and may make performance information available to prospective purchasers. This information will be presented in compliance with applicable law.

   Performance information contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each subaccount reflects the investment results of the designated portfolio of the Fund and recurring charges and deductions borne by or imposed on the portfolio and the subaccount. Set forth below for each subaccount is the manner in which the data contained in such advertisements will be calculated.

   Money Market Subaccount. The performance data for this subaccount will reflect the "yield" and "effective yield". The "yield" of the subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

   Subaccounts other than the Money Market Subaccount. The performance data for these subaccounts will reflect the "yield" and "total return". The "yield" of each of these subaccounts refers to the income generated by an investment in that subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the subaccount. The value of each subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the Surrender Charge. "Total return" for each of these subaccounts refers to the return an Owner would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Funds and MONY America Variable Account A, including any Surrender Charge imposed as a result of the full Surrender, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "total return" data is given. Total return data may also be shown assuming that the Contract continues in force (i.e., was not surrendered) beyond the close of the periods indicated, in which case that data would reflect all charges and deductions of both the Funds and the Variable Account other than the Surrender Charge. Returns for periods exceeding one year reflect the average annual total return for such period. In addition to the total return data described above based upon a $1,000 investment, comparable data may also be shown for an investment equal to the amount of the average purchase payment made by a purchaser of a Contract during the prior year. You should know that during extended periods of low interest rates, the yields of the money market subaccount may also become extremely low and possibly negative.


   Non-Standardized Performance Data. From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

   We may also use non-standard performance in cases where we add new subaccounts which purchase shares of underlying funds in existence prior to the formation of such subaccounts. In such cases we will use the historical performance of the underlying fund with the current expenses of the applicable subaccount under the Contract.

   Performance information for MONY America Variable Account A may be compared in advertisements, sales literature, and reports to contract owners to various indices, including, without limitation, the Standard & Poor's 500 Indices and the Lehman Brothers, Shearson, CDA/Wiesenberger, Russell, Merrill Lynch, and Wilshire indices, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service and to the Consumer Price Index (a measure for inflation) in order to provide the reader a basis for comparison of performance. Reports and promotional literature may also contain the Company's rating or a rating of the Company's claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                            ADDITIONAL INFORMATION


   This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission or by accessing the SEC's website at http://www.sec.gov.


   For further information with respect to the Company and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes financial statements relating to the Company), Owners and prospective investors may also contact the Company at its address or phone number set forth on the cover of this Prospectus for requesting such statement. The Statement of Additional Information is available from the Company without charge.

                               LEGAL PROCEEDINGS




   The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or MONY America Variable Account A.


                             FINANCIAL STATEMENTS


   The audited financial statements of each of the subaccounts of MONYMaster, ValueMaster and MONY Custom Master, policies of MONY America Variable Account A, the combined financial statements of MONY America Variable Account A and the Company are set forth herein.



   These financial statements have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                               TABLE OF CONTENTS

                                      OF

                      STATEMENT OF ADDITIONAL INFORMATION

                               January 22, 2002

Item                                   Page
----                                   ----
MONY Life Insurance Company of America (1)
Legal Opinion......................... (1)
Independent Accountants............... (1)
Federal Tax Status.................... (2)
Performance Data...................... (5)
Financial Statements.................. F-1

   If you would like to receive a copy of the MONY America Variable Account A Statement of Additional Information, please return this request to:

MONY Life Insurance Company of America
Mail Drop 8-28
1740 Broadway
New York, New York 10019

Your name ___________________________________________________________________

Address _____________________________________________________________________

City __________________________________    State ______     Zip _____________

   Please send me a copy of the MONY America Variable Account A Statement of Additional Information.

Policy B5-98-2
Form No. 14543 SL 1/02

                             MONY Variable Annuity

                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED January 22, 2002

                          INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACT

                                   issued by

                        MONY AMERICA VARIABLE ACCOUNT A

                                      and

                    MONY LIFE INSURANCE COMPANY OF AMERICA

   This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated January 22, 2002 for the Individual Flexible Payment Variable Annuity Contract ("Contract") issued by MONY Life Insurance Company of America ("Company"). The prospectus is available, at no charge, by writing the Company at 1740 Broadway, New York, New York 10019, Mail Drop 8-28 or by calling 1-800-487-6669.

                               TABLE OF CONTENTS

Item                                   Page
----                                   ----
MONY Life Insurance Company of America  (1)
Legal Opinion.........................  (1)
Independent Accountants...............  (1)
Federal Tax Status....................  (2)
Performance Data......................  (5)
Financial Statements.................. F-1

   Form No. Bx-98                                               333-72632
   Form No. 14543 SL 1/02

                    MONY LIFE INSURANCE COMPANY OF AMERICA

   MONY Life Insurance Company of America ("Company"), is a stock life insurance company organized in the state of Arizona. The Company is the corporate successor of Vico Credit Life Insurance Company, incorporated in Arizona on March 6, 1969, re-named Vico Life Insurance Company on July 7, 1972, and re-named Consumers National Life Insurance Company on December 22, 1977. The Mutual Life Insurance Company of New York purchased Consumers National Life Insurance Company on December 10, 1981 and changed the corporate name to MONY Life Insurance Company of America. The Company is currently licensed to sell life insurance in 49 states (not including New York), the District of Columbia, the U.S. Virgin Islands, and Puerto Rico.


   The Company is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). MONY was organized as a mutual life insurance company under the laws of the state of New York in 1842. MONY converted to a stock life insurance company in November 1998 through demutualization and assumed its present name at that time. In addition, MONY became a wholly-owned subsidiary of The MONY Group Inc. at that time. The principal offices of both MONY and the Company are at 1740 Broadway, New York, New York 10019. MONY had consolidated assets at the end of 2001 of approximately $26.0 billion. As of December 31, 2001, MONY's investment in the Company was $189.4 million. MONY intends from time to time to make additional capital contributions to the Company as needed to enable it to meet its reserve requirements and expenses in connection with its business. Generally, MONY is under no obligation to make such contributions, and its assets do not back the benefits payable under the Contract.



   On September 26, 2001, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was A (Excellent) based upon an analysis of financial condition and operating performance. At the same date, MONY was rated A on the same basis. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.


   The Company has a service agreement with MONY whereby MONY provides the Company with such personnel, facilities, etc., as are reasonably necessary for the conduct of the Company's business. These services are provided on a cost reimbursement basis. The Company intends to administer the Contract itself utilizing the services provided by MONY as a part of the Service Agreement.


   During 2001, the Company paid MONY $89.0 million, for all services provided under the Service Agreement.


                                 LEGAL OPINION

   Legal matters relating to federal securities laws applicable to the issue and sale of the Contract and all matters of Arizona law pertaining to the Contract, including the validity of the Contract and the Company's right to issue the Contract, have been passed upon by Arthur D. Woods, Esq., Vice President -- Variable Products and Broker-Dealer Operations Counsel, MONY.

                            INDEPENDENT ACCOUNTANTS


   The audited financial statements for each of the subaccounts of MONYMaster, ValueMaster, MONY Custom Master, policies of MONY America Variable Account A, the combined financial statements of MONY America Variable Account A and the Company included in this Prospectus and in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports herein. These financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York, 10036.


                                      (1)

                              FEDERAL TAX STATUS

Introduction

   The Contract is designed for use to fund retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Owner, Annuitant, or Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice.

   Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of Annuities in General

   Section 72 of the Code governs taxation of annuities in general. Except in the case of certain corporate and other non-individual Owners, there are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, a death benefit, an assignment or gift of the Contract, or as annuity payments.

Surrenders, Death Benefits, Assignments and Gifts

   An Owner who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero, except to the extent of non-deductible employee contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special elective 5-year (and, for certain eligible persons, 10-year) income averaging in the case of certain Qualified Contracts. A Beneficiary entitled to receive a lump sum death benefit upon the death of the Annuitant is taxed on the portion of the amount that exceeds the Owner's cost basis in the Contract. If the Beneficiary elects to receive annuity payments within 60 days of the Annuitant's death, different tax rules apply. (See "Annuity Payments" below.)

   Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Surrender Value exceeds Purchase Payments less prior non-taxable distributions, and the balance is treated as a non-taxable return of principal to the Owner. For partial surrenders under a Qualified Contract, payments are generally prorated between taxable income and non-taxable return of investment.

   There are special rules for Qualified Plans or contracts involving 85 percent or more employee contributions. Since the cost basis of Qualified Contracts is generally zero, however, partial surrender amounts will generally be fully taxed as ordinary income.

   An Owner who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. An Owner who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Contract.

Annuity Payments

   The non-taxable portion of each annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for

                                      (2)
the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Annuitant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the Annuitant's last taxable year, equal to the unrecovered cost basis, is available if the Annuitant does not live to life expectancy.

Penalty Tax

   Payments received by Owners, Annuitants, and Beneficiaries under both Qualified and Non-Qualified Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is not imposed on amounts received: (a) after the taxpayer attains age 591/2; (b) in a series of substantially equal payments made for life or life expectancy following separation from service; (c) after the death of the Owner (or, where the Owner is not a human being, the death of the Annuitant); (d) if the taxpayer is totally disabled; (e) upon early retirement under the plan after the taxpayer's attainment of age 55; or (f) which are used for certain medical care expenses. Exceptions (e) and (f) do not apply to Individual Retirement Accounts and Annuities and Non-Qualified Contracts. An additional exception for Non-Qualified Contracts is amounts received as an immediate annuity.

Income Tax Withholding

   The Company is required to withhold federal, and, where applicable, state, income taxes on taxable amounts paid under the Contract unless the recipient elects not to have withholding apply. The Company will notify recipients of their right to elect not to have withholding apply.

   Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

      1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/ her beneficiary, or a period certain of not less than 10 years, or

      2. Required by the Code upon the participant's attainment of age 701/2 or death.

   Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

Diversification Standards

   The United States Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Secretary of the Treasury has issued certain regulations. Further regulations may be issued. The Fund is designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. The Company intends to satisfy those requirements so that the Contract will be treated as an annuity contract.

   The Secretary of the Treasury has announced that he expects to issue regulations or Revenue Rulings that will prescribe the circumstances in which an Owner's control of the investments of a segregated asset account may cause the Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations or Revenue Rulings could impose requirements that are not reflected in the Contract. The Company, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply

                                      (3)
with such regulations or Revenue Rulings. Since the regulations or Revenue Rulings have not been issued, there can be no assurance as to the content of such regulations or Revenue Rulings or even whether application of the regulations or Revenue Rulings will be prospective. For these reasons, Owners are urged to consult with their own tax advisers.

Qualified Plans

   The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Moreover, many of these tax rules were changed by the Tax Reform Act of 1986. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that plan.

H.R. 10 Plans

   The Self-Employed Individuals Tax Retirement Act of 1962, as amended, which is commonly referred to as "H.R. 10," permits self-employed individuals to establish Qualified Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer.

Individual Retirement Accounts and Annuities

   Section 408 of the Code permits eligible individuals to contribute to individual retirement programs known as "Individual Retirement Accounts" and "Individual Retirement Annuities." These Individual Retirement Accounts and Annuities are subject to limitations on the amounts which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Account or Annuity.

Corporate Pension and Profit-Sharing Plans

   Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

Certain Governmental Entities

   Section 457 of the Code permits certain governmental entities to establish deferred contribution plans. Such deferred contribution plans may permit the purchase of the Contract to provide benefits under the plans.

                                      (4)

                               PERFORMANCE DATA

Money Market Subaccount

   For the seven-day period ended December 31, 2001, the yield for a benefit option package was as follows:

                                      Option 1 Option 2 Option 3
                                      -------- -------- --------
                7-day yield..........   0.24%    0.24%    0.24%
                7-day effective yield   0.24%    0.24%    0.24%

   The yield for the Money Market subaccount is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

   The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

   As the Money Market Subaccount invests only in shares of the Money Market Portfolio of the Fund, the First Day Value reflects the per share net asset value of the Money Market Portfolio (which will normally be $1.00) and the number of shares of the Money Market Portfolio of the Fund held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the number of shares of the Money Market Portfolio of the Fund held in the Money Market Subaccount due to the declaration of dividends (in the form of shares and including dividends (in the form of shares) on shares received as dividends) of the net investment income and the daily charges and deductions from the Subaccount for mortality and expense risks and a deduction for the Annual Contract Charge imposed on each Contract Anniversary which has been pro-rated to reflect the shortened 7-day period and allocated to the Money Market Subaccount in the proportion that the total value of the Money Market Subaccount bore to the total value of the Variable Account at the end of the period indicated. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Advisory Fee (which for calculating the yield and effective yield quoted above is assumed to be .40 percent, the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated). Not reflected in either the yield or effective yield are surrender charges, which will not exceed 7% of total Purchase Payments made in the Contract Year of surrender and the preceding 7 Contract Years.


                                      (5)

Subaccounts other than Money Market Subaccount

30-Day Yield:

   The yield for the Long Term Bond and Government Securities Bond Subaccounts is shown in the table below.

                        MONY AMERICA VARIABLE ACCOUNT A

                            YIELD FOR 30-DAY PERIOD

                                                   Long Term Government
         Yield for 30 Days Ended December 31, 2001   Bond    Securities
         ----------------------------------------- --------- ----------
                         Option 1.................   4.20%      1.92%
                         Option 2.................   3.80%      1.52%
                         Option 3.................   3.20%      0.92%

----------
The 30-day yield is not indicative of future results.

   For the Long Term Bond and the Government Securities Portfolios, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360;
(iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

   The yield shown reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the contingent deferred sales (surrender) charge. The surrender charge will not exceed 7% of total Purchase Payments made in the Contract Year of surrender and the Preceding 7 Contract Years.

                                      (6)

Total Return:

   MONY America Variable Account A commenced operations on November 25, 1987. Total Return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the respective Subaccounts, which is August 1988 for the Enterprise Managed Subaccount, September 1988 for the Enterprise Small Company Value Subaccount, February 1988 for the MONY Series Fund Long Term Bond Subaccount, November 1994 for the MONY Series Fund Government Securities Subaccount, and November 1998 for the Enterprise Equity Income, Enterprise Growth, Enterprise Growth and Income and Enterprise Small Company Growth Subaccounts. The inception date for the Enterprise Multi-Cap Growth Subaccount is July 1999. The inception date for the Alger American Balanced, Alger American MidCap Growth, Enterprise Global Socially Responsive, Enterprise Total Return, INVESCO VIF--Financial Services , INVESCO VIF--Health Sciences, INVESCO VIF--Telecommunications, Janus Aspen Series Capital Appreciation, Janus Aspen Series Flexible Income, Janus Aspen Series International Growth, Lord Abbett Bond-Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, MFS Mid Cap Growth, MFS New Discovery, MFS Total Return, MFS Utilities, PBHG Mid-Cap Value, PBHG Select Value, PIMCO Global Bond, PIMCO Real Return Bond, PIMCO StocksPLUS Growth and Income, Morgan Stanley Universal Institutional Emerging Markets Equity, Morgan Stanley Universal Institutional Global Value Equity, and Morgan Stanley Universal Institutional U.S. Real Estate Subaccounts is January 2002. Total return is adjusted to reflect the charges and expenses imposed by the Contract. Total return is not indicative of future performance.

   The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming full surrender of the Contract for cash at the end of the period, for the periods indicated is shown in the tables below for Options 1, 2 and 3 (Options 1, 2 and 3 refer to the three benefit option packages available under the Contract. See "Benefit Option Packages" on page 3 of the prospectus.) These tables do not reflect the impact of the tax laws, if any, on total return as a result of the surrender.

                                      (7)

                        MONY AMERICA VARIABLE ACCOUNT A

                                 TOTAL RETURN
                   (assuming $1,000 payment at beginning of
                    period and surrender at end of period)

                                   OPTION 1


                                                                                    For the
                                                                                  Period Since
                                          For the       For the       For the      Inception
                                        1 Year Ended 5 Years Ended 10 Years Ended   Through
                                        December 31, December 31,   December 31,  December 31,
Subaccount                                  2001         2001           2001          2001
----------                              ------------ ------------- -------------- ------------
Alger American Balanced................       N/A          N/A           N/A           N/A
Alger American MidCap Growth...........       N/A          N/A           N/A           N/A
Enterprise Small Company Growth........    -11.70%         N/A           N/A         15.35%
Enterprise Small Company Value.........     -3.07%       14.14%        12.96%        13.11%
Enterprise Equity Income...............    -18.07%         N/A           N/A         -2.21%
Enterprise Global Socially Responsive..       N/A          N/A           N/A           N/A
Enterprise Growth......................    -19.76%         N/A           N/A         -1.09%
Enterprise Growth & Income.............    -19.11%         N/A           N/A          0.12%
Enterprise Managed.....................    -18.43%        3.57%        11.00%        13.23%
Enterprise Multi-Cap Growth............    -23.76%         N/A           N/A         20.77%
Enterprise Total Return................       N/A          N/A           N/A           N/A
INVESCO VIF--Financial Services........       N/A          N/A           N/A           N/A
INVESCO VIF--Health Sciences...........       N/A          N/A           N/A           N/A
INVESCO VIF--Telecommunications........       N/A          N/A           N/A           N/A
Janus Aspen Series Capital Appreciation       N/A          N/A           N/A           N/A
Janus Aspen Series Flexible Income.....       N/A          N/A           N/A           N/A
Janus Aspen Series International Growth       N/A          N/A           N/A           N/A
Lord Abbett Bond-Debenture.............       N/A          N/A           N/A           N/A
Lord Abbett Growth and Income..........       N/A          N/A           N/A           N/A
Lord Abbett Mid-Cap Value..............       N/A          N/A           N/A           N/A
MFS Mid Cap Growth.....................       N/A          N/A           N/A           N/A
MFS New Discovery......................       N/A          N/A           N/A           N/A
MFS Total Return.......................       N/A          N/A           N/A           N/A
MFS Utilities..........................       N/A          N/A           N/A           N/A
MONY Series Fund Government Securities.     -1.78%        3.97%          N/A          4.82%
MONY Series Fund Long Term Bond........     -2.08%        5.07%        -6.56%         7.13%
PBHG Mid-Cap Value.....................       N/A          N/A           N/A           N/A
PBHG Select Value......................       N/A          N/A           N/A           N/A
PIMCO Global Bond......................       N/A          N/A           N/A           N/A
PIMCO Real Return......................       N/A          N/A           N/A           N/A
PIMCO StocksPlus Growth and Income.....       N/A          N/A           N/A           N/A
Van Kampen UIF Emerging Markets Equity.       N/A          N/A           N/A           N/A
Van Kampen UIF Global Value Equity.....       N/A          N/A           N/A           N/A
Van Kampen UIF U.S. Real Estate........       N/A          N/A           N/A           N/A


                                      (8)

                                 TOTAL RETURN


                   (assuming $1,000 payment at beginning of


                    period and surrender at end of period)


                                   OPTION 2
      (Benefit Option Package which includes Step Up Value Death Benefit)


                                                                                    For the
                                                                                  Period Since
                                          For the       For the       For the      Inception
                                        1 Year Ended 5 Years Ended 10 Years Ended   Through
                                        December 31, December 31,   December 31,  December 31,
Subaccount                                  2001         2001           2001          2001
----------                              ------------ ------------- -------------- ------------
Alger American Balanced................       N/A          N/A           N/A           N/A
Alger American MidCap Growth...........       N/A          N/A           N/A           N/A
Enterprise Small Company Growth........    -11.94%         N/A           N/A         14.94%
Enterprise Small Company Value.........     -3.43%       13.74%        12.58%        12.73%
Enterprise Equity Income...............    -18.33%         N/A           N/A         -2.52%
Enterprise Global Socially Responsive..       N/A          N/A           N/A           N/A
Enterprise Growth......................    -19.96%         N/A           N/A         -1.42%
Enterprise Growth & Income.............    -19.30%         N/A           N/A         -0.23%
Enterprise Managed.....................    -18.69%        3.21%        10.63%        12.85%
Enterprise Multi-Cap Growth............    -23.97%         N/A           N/A         19.85%
Enterprise Total Return................       N/A          N/A           N/A           N/A
INVESCO VIF--Financial Services........       N/A          N/A           N/A           N/A
INVESCO VIF--Health Sciences...........       N/A          N/A           N/A           N/A
INVESCO VIF--Telecommunications........       N/A          N/A           N/A           N/A
Janus Aspen Series Capital Appreciation       N/A          N/A           N/A           N/A
Janus Aspen Series Flexible Income.....       N/A          N/A           N/A           N/A
Janus Aspen Series International Growth       N/A          N/A           N/A           N/A
Lord Abbett Bond-Debenture.............       N/A          N/A           N/A           N/A
Lord Abbett Growth and Income..........       N/A          N/A           N/A           N/A
Lord Abbett Mid-Cap Value..............       N/A          N/A           N/A           N/A
MFS Mid Cap Growth.....................       N/A          N/A           N/A           N/A
MFS New Discovery......................       N/A          N/A           N/A           N/A
MFS Total Return.......................       N/A          N/A           N/A           N/A
MFS Utilities..........................       N/A          N/A           N/A           N/A
MONY Series Fund Government Securities.     -2.14%        3.61%          N/A          4.47%
MONY Series Fund Long Term Bond........     -2.42%        4.70%         6.21%         6.78%
PBHG Mid-Cap Value.....................       N/A          N/A           N/A           N/A
PBHG Select Value......................       N/A          N/A           N/A           N/A
PIMCO Global Bond......................       N/A          N/A           N/A           N/A
PIMCO Real Return......................       N/A          N/A           N/A           N/A
PIMCO StocksPlus Growth and Income.....       N/A          N/A           N/A           N/A
Van Kampen UIF Emerging Markets Equity.       N/A          N/A           N/A           N/A
Van Kampen UIF Global Value Equity.....       N/A          N/A           N/A           N/A
Van Kampen UIF U.S. Real Estate........       N/A          N/A           N/A           N/A


                                      (9)

                                 TOTAL RETURN


                    (assuming $1000 payment at beginning of


                    period and surrender at end of period)


                                   OPTION 3
 (Benefit Option Package which includes Step Up Value and Roll Up Value Death
                                   Benefit)


                                                                                      For the
                                                                                    Period Since
                                            For the       For the       For the      Inception
                                          1 Year Ended 5 Years Ended 10 Years Ended   Through
                                          December 31, December 31,   December 31,  December 31,
Subaccount                                    2001         2001           2001          2001
----------                                ------------ ------------- -------------- ------------
Alger American Balanced..................       N/A          N/A           N/A           N/A
Alger American MidCap Growth.............       N/A          N/A           N/A           N/A
Enterprise Small Company Growth..........    -12.51%         N/A           N/A         14.23%
Enterprise Small Company Value...........     -4.05%       13.05%        11.91%        12.06%
Enterprise Equity Income.................    -18.82%         N/A           N/A         -3.11%
Enterprise Global Socially Responsive....       N/A          N/A           N/A           N/A
Enterprise Growth........................    -20.52%         N/A           N/A         -2.03%
Enterprise Growth & Income...............    -19.84%         N/A           N/A         -0.85%
Enterprise Managed.......................    -19.16%        2.57%         9.97%        12.18%
Enterprise Multi-Cap Growth..............    -24.45%         N/A           N/A         19.10%
Enterprise Total Return..................       N/A          N/A           N/A           N/A
INVESCO VIF--Financial Services..........       N/A          N/A           N/A           N/A
INVESCO VIF--Health Sciences.............       N/A          N/A           N/A           N/A
INVESCO VIF--Telecommunications..........       N/A          N/A           N/A           N/A
Janus Aspen Series Capital Appreciation..       N/A          N/A           N/A           N/A
Janus Aspen Series Flexible Income.......       N/A          N/A           N/A           N/A
Janus Aspen Series International Growth..       N/A          N/A           N/A           N/A
Lord Abbett Bond-Debenture...............       N/A          N/A           N/A           N/A
Lord Abbett Growth and Income............       N/A          N/A           N/A           N/A
Lord Abbett Mid-Cap Value................       N/A          N/A           N/A           N/A
MFS Mid Cap Growth.......................       N/A          N/A           N/A           N/A
MFS New Discovery........................       N/A          N/A           N/A           N/A
MFS Total Return.........................       N/A          N/A           N/A           N/A
MFS Utilities............................       N/A          N/A           N/A           N/A
MONY Series Fund Government Securities...     -2.74%        2.97%          N/A          3.84%
MONY Series Fund Long Term Bond..........     -3.02%        4.06%         5.57%         6.14%
PBHG Mid-Cap Value.......................       N/A          N/A           N/A           N/A
PBHG Select Value........................       N/A          N/A           N/A           N/A
PIMCO Global Bond........................       N/A          N/A           N/A           N/A
PIMCO Real Return........................       N/A          N/A           N/A           N/A
PIMCO StocksPlus Growth and Income.......       N/A          N/A           N/A           N/A
Van Kampen UIF Emerging Markets Equity...       N/A          N/A           N/A           N/A
Van Kampen UIF Global Value Equity.......       N/A          N/A           N/A           N/A
Van Kampen UIF U.S. Real Estate..........       N/A          N/A           N/A           N/A

----------
   The tables above assume that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distributions from the corresponding Portfolio of the Funds were reinvested, and that the Owner surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the tables reflect the historical rates of return, deductions for all charges, expenses, and fees of both the Funds including the Investment Adviser Fees described in the Prospectus (see "Investment Adviser Fee" beginning at page 23 and the Variable Account which would be imposed on the payment assumed, including a contingent deferred sales (Surrender) charge imposed as a result of the full surrender allocated to each Subaccount in the proportion that the total value of that Subaccount bore to the total value of the Variable Account at the end of the period indicated.

                                     (10)

   The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming that the Contracts remain in force throughout the periods indicated, is shown in the tables below for Options 1, 2 and 3.

                        MONY AMERICA VARIABLE ACCOUNT A

                         NON-STANDARDIZED TOTAL RETURN
                   (assuming $1,000 payment at beginning of
                    period and Contract continues in force)

                                   OPTION 1


                                                                                    For the
                                                                                  Period Since
                                          For the       For the       For the      Inception
                                        1 Year Ended 5 Years Ended 10 Years Ended   Through
                                        December 31, December 31,   December 31,  December 31,
Subaccount                                  2001         2001           2001          2001
----------                              ------------ ------------- -------------- ------------
Alger American Balanced................       N/A          N/A           N/A           N/A
Alger American MidCap Growth...........       N/A          N/A           N/A           N/A
Enterprise Small Company Growth........     -5.05%         N/A           N/A         16.54%
Enterprise Small Company Value.........      3.93%       14.73%        12.96%        13.11%
Enterprise Equity Income...............    -11.89%         N/A           N/A         -0.56%
Enterprise Global Socially Responsive..       N/A          N/A           N/A           N/A
Enterprise Growth......................    -13.72%         N/A           N/A          0.54%
Enterprise Growth & Income.............    -13.02%         N/A           N/A          1.71%
Enterprise Managed.....................    -12.28%        4.42%        11.00%        13.23%
Enterprise Multi-Cap Growth............    -18.01%         N/A           N/A         22.11%
Enterprise Total Return................       N/A          N/A           N/A           N/A
INVESCO VIF--Financial Services........       N/A          N/A           N/A           N/A
INVESCO VIF--Health Sciences...........       N/A          N/A           N/A           N/A
INVESCO VIF--Telecommunications........       N/A          N/A           N/A           N/A
Janus Aspen Series Capital Appreciation       N/A          N/A           N/A           N/A
Janus Aspen Series Flexible Income.....       N/A          N/A           N/A           N/A
Janus Aspen Series International Growth       N/A          N/A           N/A           N/A
Lord Abbett Bond-Debenture.............       N/A          N/A           N/A           N/A
Lord Abbett Growth and Income..........       N/A          N/A           N/A           N/A
Lord Abbett Mid-Cap Value..............       N/A          N/A           N/A           N/A
MFS Mid Cap Growth.....................       N/A          N/A           N/A           N/A
MFS New Discovery......................       N/A          N/A           N/A           N/A
MFS Total Return.......................       N/A          N/A           N/A           N/A
MFS Utilities..........................       N/A          N/A           N/A           N/A
MONY Series Fund Government Securities.      5.22%        4.81%          N/A          5.03%
MONY Series Fund Long Term Bond........      4.92%        5.87%         6.56%         7.13%
PBHG Mid-Cap Value.....................       N/A          N/A           N/A           N/A
PBHG Select Value......................       N/A          N/A           N/A           N/A
PIMCO Global Bond......................       N/A          N/A           N/A           N/A
PIMCO Real Return......................       N/A          N/A           N/A           N/A
PIMCO StocksPlus Growth and Income.....       N/A          N/A           N/A           N/A
Van Kampen UIF Emerging Markets Equity.       N/A          N/A           N/A           N/A
Van Kampen UIF Global Value Equity.....       N/A          N/A           N/A           N/A
Van Kampen UIF U.S. Real Estate........       N/A          N/A           N/A           N/A


                                     (11)

                         NON-STANDARDIZED TOTAL RETURN


                   (assuming $1,000 payment at beginning of


                    period and Contract continues in force)


                                   OPTION 2
      (Benefit Option Package which includes Step Up Value Death Benefit)


                                                                                    For the
                                                                                  Period Since
                                          For the       For the       For the      Inception
                                        1 Year Ended 5 Years Ended 10 Years Ended   Through
                                        December 31, December 31,   December 31,  December 31,
Subaccount                                  2001         2001           2001          2001
----------                              ------------ ------------- -------------- ------------
Alger American Balanced................       N/A          N/A           N/A           N/A
Alger American MidCap Growth...........       N/A          N/A           N/A           N/A
Enterprise Small Company Growth........     -5.31%         N/A           N/A         16.14%
Enterprise Small Company Value.........      3.57%       14.33%        12.58%        12.73%
Enterprise Equity Income...............    -12.18%         N/A           N/A         -0.88%
Enterprise Global Socially Responsive..       N/A          N/A           N/A           N/A
Enterprise Growth......................    -13.93%         N/A           N/A          0.23%
Enterprise Growth & Income.............    -13.23%         N/A           N/A          1.38%
Enterprise Managed.....................    -12.57%        4.08%        10.63%        12.85%
Enterprise Multi-Cap Growth............    -18.25%         N/A           N/A         21.70%
Enterprise Total Return................       N/A          N/A           N/A           N/A
INVESCO VIF--Financial Services........       N/A          N/A           N/A           N/A
INVESCO VIF--Health Sciences...........       N/A          N/A           N/A           N/A
INVESCO VIF--Telecommunications........       N/A          N/A           N/A           N/A
Janus Aspen Series Capital Appreciation       N/A          N/A           N/A           N/A
Janus Aspen Series Flexible Income.....       N/A          N/A           N/A           N/A
Janus Aspen Series International Growth       N/A          N/A           N/A           N/A
Lord Abbett Bond-Debenture.............       N/A          N/A           N/A           N/A
Lord Abbett Growth and Income..........       N/A          N/A           N/A           N/A
Lord Abbett Mid-Cap Value..............       N/A          N/A           N/A           N/A
MFS Mid Cap Growth.....................       N/A          N/A           N/A           N/A
MFS New Discovery......................       N/A          N/A           N/A           N/A
MFS Total Return.......................       N/A          N/A           N/A           N/A
MFS Utilities..........................       N/A          N/A           N/A           N/A
MONY Series Fund Government Securities.      4.86%        4.47%          N/A          4.69%
MONY Series Fund Long Term Bond........      4.58%        5.52%         6.21%         6.78%
PBHG Mid-Cap Value.....................       N/A          N/A           N/A           N/A
PBHG Select Value......................       N/A          N/A           N/A           N/A
PIMCO Global Bond......................       N/A          N/A           N/A           N/A
PIMCO Real Return......................       N/A          N/A           N/A           N/A
PIMCO StocksPlus Growth and Income.....       N/A          N/A           N/A           N/A
Van Kampen UIF Emerging Markets Equity.       N/A          N/A           N/A           N/A
Van Kampen UIF Global Value Equity.....       N/A          N/A           N/A           N/A
Van Kampen UIF U.S. Real Estate........       N/A          N/A           N/A           N/A


                                     (12)

                         NON-STANDARDIZED TOTAL RETURN


(assuming $1,000 payment at beginning of period and Contract continues in force)


                                   OPTION 3
 (Benefit Option Package which includes Step Up Value and Roll Up Value Death
                                   Benefit)


                                                                                    For the
                                                                                  Period Since
                                          For the       For the       For the      Inception
                                        1 Year Ended 5 Years Ended 10 Years Ended   Through
                                        December 31, December 31,   December 31,  December 31,
Subaccount                                  2001         2001           2001          2001
----------                              ------------ ------------- -------------- ------------
Alger American Balanced................       N/A          N/A           N/A           N/A
Alger American MidCap Growth...........       N/A          N/A           N/A           N/A
Enterprise Small Company Growth........     -5.92%         N/A           N/A         15.45%
Enterprise Small Company Value.........      2.95%       13.65%        11.91%        12.06%
Enterprise Equity Income...............    -12.71%         N/A           N/A         -1.48%
Enterprise Global Socially Responsive..       N/A          N/A           N/A           N/A
Enterprise Growth......................    -14.53%         N/A           N/A         -0.39%
Enterprise Growth & Income.............    -13.80%         N/A           N/A          0.77%
Enterprise Managed.....................    -13.08%        3.46%         9.97%        12.18%
Enterprise Multi-Cap Growth............    -18.76%         N/A           N/A         20.96%
Enterprise Total Return................       N/A          N/A           N/A           N/A
INVESCO VIF--Financial Services........       N/A          N/A           N/A           N/A
INVESCO VIF--Health Sciences...........       N/A          N/A           N/A           N/A
INVESCO VIF--Telecommunications........       N/A          N/A           N/A           N/A
Janus Aspen Series Capital Appreciation       N/A          N/A           N/A           N/A
Janus Aspen Series Flexible Income.....       N/A          N/A           N/A           N/A
Janus Aspen Series International Growth       N/A          N/A           N/A           N/A
Lord Abbett Bond-Debenture.............       N/A          N/A           N/A           N/A
Lord Abbett Growth and Income..........       N/A          N/A           N/A           N/A
Lord Abbett Mid-Cap Value..............       N/A          N/A           N/A           N/A
MFS Mid Cap Growth.....................       N/A          N/A           N/A           N/A
MFS New Discovery......................       N/A          N/A           N/A           N/A
MFS Total Return.......................       N/A          N/A           N/A           N/A
MFS Utilities..........................       N/A          N/A           N/A           N/A
MONY Series Fund Government Securities.      4.26%        3.84%          N/A          4.06%
MONY Series Fund Long Term Bond........      3.98%        4.90%         5.57%         6.14%
PBHG Mid-Cap Value.....................       N/A          N/A           N/A           N/A
PBHG Select Value......................       N/A          N/A           N/A           N/A
PIMCO Global Bond......................       N/A          N/A           N/A           N/A
PIMCO Real Return......................       N/A          N/A           N/A           N/A
PIMCO StocksPlus Growth and Income.....       N/A          N/A           N/A           N/A
Van Kampen UIF Emerging Markets Equity.       N/A          N/A           N/A           N/A
Van Kampen UIF Global Value Equity.....       N/A          N/A           N/A           N/A
Van Kampen UIF U.S. Real Estate........       N/A          N/A           N/A           N/A


   The tables above reflect the same assumptions and results as the tables appearing on pages (8)-(10), except that no contingent deferred sales (surrender) charge has been deducted. The data reflected in the tables above reflect the average annual total return an Owner would have received during that period if he did not surrender his Contract.

   Net investment income of the corresponding Portfolio less all charges and expenses imposed by the Variable Account is divided by the product of the average daily number of Units outstanding and the value of one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

                                     (13)

Other Non-Standardized Performance Data:

   From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

   The tables below reflect hypothetical historical total returns for the Subaccounts other than the Money Market Subaccount, calculated by using the historical performance of the underlying Portfolios and adjusting such performance to reflect the current level of charges that apply to the Subaccounts under the Contract.

                                     (14)

                        MONY AMERICA VARIABLE ACCOUNT A

                     HYPOTHETICAL HISTORICAL TOTAL RETURN
                   (assuming $1,000 payment at beginning of
                    period and surrender at end of period)

                                   OPTION 1


                                                                                                                For the
                                                                                                              Period Since
                                                                      For the       For the       For the      Inception
                                                                    1 Year Ended 5 Years Ended 10 Years Ended   Through
                                                                    December 31, December 31,   December 31,  December 31,
Subaccount                                                              2001         2001           2001          2001
----------                                                          ------------ ------------- -------------- ------------
Alger American Balanced............................................     -9.95%       12.13%        10.59%          9.45%
Alger American MidCap Growth.......................................    -14.18%       13.01%          N/A          17.32%
Enterprise Small Company Growth....................................    -11.70%         N/A           N/A          15.35%
Enterprise Small Company Value.....................................     -3.07%       14.14%        12.96%         13.11%
Enterprise Equity Income...........................................    -18.07%         N/A           N/A          -2.21%
Enterprise Global Socially Responsive..............................       N/A          N/A           N/A            N/A
Enterprise Growth..................................................    -19.76%         N/A           N/A          -1.09%
Enterprise Growth & Income.........................................    -19.11%         N/A           N/A           0.12%
Enterprise Managed.................................................    -18.43%        3.57%        11.00%         13.23%
Enterprise Multi-Cap Growth........................................    -23.76%         N/A           N/A          20.77%
Enterprise Total Return............................................       N/A          N/A           N/A            N/A
INVESCO VIF--Financial Services....................................    -17.23%         N/A           N/A           6.45%
INVESCO VIF--Health Sciences.......................................    -19.72%         N/A           N/A          12.63%
INVESCO VIF--Telecommunications....................................    -57.77%         N/A           N/A         -25.56%
Janus Aspen Series Capital Appreciation............................    -28.11%         N/A           N/A          15.62%
Janus Aspen Series Flexible Income.................................     -0.63%        5.09%          N/A           6.78%
Janus Aspen Series International Growth............................    -29.53%        8.20%          N/A          11.92%
Lord Abbett Bond-Debenture.........................................     -3.46%        2.78%         6.62%          8.20%
Lord Abbett Growth and Income......................................    -14.37%       10.07%        12.69%         12.66%
Lord Abbett Mid-Cap Value..........................................     -0.32%         N/A           N/A          19.99%
MFS Mid Cap Growth.................................................    -24.31%         N/A           N/A         -17.14%
MFS New Discovery..................................................    -12.77%         N/A           N/A          12.18%
MFS Total Return...................................................     -7.96%        8.21%          N/A          11.55%
MFS Utilities......................................................    -30.43%        8.43%          N/A          13.12%
MONY Series Fund Government Securities.............................     -1.78%        3.97%         4.54%          5.08%
MONY Series Fund Long Term Bond....................................     -2.08%        5.07%         6.56%          8.39%
PBHG Mid-Cap Value.................................................     -0.38%         N/A           N/A          21.22%
PBHG Select Value..................................................     -6.57%         N/A           N/A          14.06%
PIMCO Global Bond..................................................       N/A          N/A           N/A            N/A
PIMCO Real Return..................................................     -0.14%         N/A           N/A           6.00%
PIMCO StocksPlus Growth and Income.................................    -18.69%         N/A           N/A           3.26%
Van Kampen UIF Emerging Markets Equity.............................    -14.15%       -5.49%          N/A          -5.50%
Van Kampen UIF Global Value Equity.................................    -14.61%         N/A           N/A           5.86%
Van Kampen UIF U.S. Real Estate....................................      1.45%         N/A           N/A           6.14%


                                     (15)

                     HYPOTHETICAL HISTORICAL TOTAL RETURN


                   (assuming $1,000 payment at beginning of


                    period and surrender at end of period)


                                   OPTION 2
      (Benefit Option Package which includes Step Up Value Death Benefit)


                                                                                                                For the
                                                                                                              Period Since
                                                                      For the       For the       For the      Inception
                                                                    1 Year Ended 5 Years Ended 10 Years Ended   Through
                                                                    December 31, December 31,   December 31,  December 31,
Subaccount                                                              2001         2001           2001          2001
----------                                                          ------------ ------------- -------------- ------------
Alger American Balanced............................................    -10.26%       11.74%        10.22%          9.08%
Alger American MidCap Growth.......................................    -14.44%       12.61%          N/A          16.92%
Enterprise Small Company Growth....................................    -11.94%         N/A           N/A          14.94%
Enterprise Small Company Value.....................................     -3.43%       13.74%        12.58%         12.73%
Enterprise Equity Income...........................................    -18.33%         N/A           N/A          -2.52%
Enterprise Global Socially Responsive..............................       N/A          N/A           N/A            N/A
Enterprise Growth..................................................    -19.96%         N/A           N/A          -1.42%
Enterprise Growth & Income.........................................    -19.30%         N/A           N/A          -0.23%
Enterprise Managed.................................................    -18.69%        3.21%        10.63%         12.85%
Enterprise Multi-Cap Growth........................................    -23.97%         N/A           N/A          19.85%
Enterprise Total Return............................................       N/A          N/A           N/A            N/A
INVESCO VIF--Financial Services....................................    -17.49%         N/A           N/A           6.08%
INVESCO VIF--Health Sciences.......................................    -20.01%         N/A           N/A          12.24%
INVESCO VIF--Telecommunications....................................    -57.88%         N/A           N/A         -25.79%
Janus Aspen Series Capital Appreciation............................    -28.31%         N/A           N/A          15.23%
Janus Aspen Series Flexible Income.................................     -0.99%        4.72%          N/A           6.42%
Janus Aspen Series International Growth............................    -29.73%        7.84%          N/A          11.55%
Lord Abbett Bond-Debenture.........................................     -3.80%        2.42%         6.27%          7.84%
Lord Abbett Growth and Income......................................    -14.61%        9.69%        12.32%         12.28%
Lord Abbett Mid-Cap Value..........................................     -0.62%         N/A           N/A          19.58%
MFS Mid Cap Growth.................................................    -24.56%         N/A           N/A         -17.38%
MFS New Discovery..................................................    -13.04%         N/A           N/A          11.79%
MFS Total Return...................................................     -8.25%        7.82%          N/A          11.17%
MFS Utilities......................................................    -30.63%        8.06%          N/A          12.74%
MONY Series Fund Government Securities.............................     -2.14%        3.61%         4.21%          4.75%
MONY Series Fund Long Term Bond....................................     -2.42%        4.70%         6.21%          8.03%
PBHG Mid-Cap Value.................................................     -0.77%         N/A           N/A          20.79%
PBHG Select Value..................................................     -6.89%         N/A           N/A          13.66%
PIMCO Global Bond..................................................       N/A          N/A           N/A            N/A
PIMCO Real Return..................................................     -0.47%         N/A           N/A           5.62%
PIMCO StocksPlus Growth and Income.................................    -18.96%         N/A           N/A           2.92%
Van Kampen UIF Emerging Markets Equity.............................    -14.42%       -5.79%          N/A          -5.80%
Van Kampen UIF Global Value Equity.................................    -14.91%         N/A           N/A          -5.49%
Van Kampen UIF U.S. Real Estate....................................      1.10%         N/A           N/A           5.78%


                                     (16)

                     HYPOTHETICAL HISTORICAL TOTAL RETURN


                   (assuming $1,000 payment at beginning of


                    period and surrender at end of period)


                                   OPTION 3
 (Benefit Option Package which includes Step Up Value and Roll Up Value Death
                                   Benefit)


                                                                                                                For the
                                                                                                              Period Since
                                                                      For the       For the       For the      Inception
                                                                    1 Year Ended 5 Years Ended 10 Years Ended   Through
                                                                    December 31, December 31,   December 31,  December 31,
Subaccount                                                              2001         2001           2001          2001
----------                                                          ------------ ------------- -------------- ------------
Alger American Balanced............................................    -10.79%       11.06%         9.56%          8.43%
Alger American MidCap Growth.......................................    -14.98%       11.93%          N/A          16.22%
Enterprise Small Company Growth....................................    -12.51%         N/A           N/A          14.23%
Enterprise Small Company Value.....................................     -4.05%       13.05%        11.91%         12.06%
Enterprise Equity Income...........................................    -18.82%         N/A           N/A          -3.11%
Enterprise Global Socially Responsive..............................       N/A          N/A           N/A            N/A
Enterprise Growth..................................................    -20.52%         N/A           N/A          -2.03%
Enterprise Growth & Income.........................................    -19.84%         N/A           N/A          -0.85%
Enterprise Managed.................................................    -19.16%        2.57%         9.97%         12.18%
Enterprise Multi-Cap Growth........................................    -24.45%         N/A           N/A          19.10%
Enterprise Total Return............................................       N/A          N/A           N/A            N/A
INVESCO VIF--Financial Services....................................    -18.05%         N/A           N/A           5.39%
INVESCO VIF--Health Sciences.......................................    -20.48%         N/A           N/A          11.55%
INVESCO VIF--Telecommunications....................................    -58.19%         N/A           N/A         -26.28%
Janus Aspen Series Capital Appreciation............................    -28.75%         N/A           N/A          14.52%
Janus Aspen Series Flexible Income.................................     -1.58%        4.07%          N/A           5.79%
Janus Aspen Series International Growth............................    -30.16%        7.17%          N/A          10.87%
Lord Abbett Bond-Debenture.........................................     -4.42%        1.78%         5.63%          7.20%
Lord Abbett Growth and Income......................................    -15.15%        9.00%        11.64%         11.61%
Lord Abbett Mid-Cap Value..........................................     -1.32%         N/A           N/A          18.82%
MFS Mid Cap Growth.................................................    -25.02%         N/A           N/A         -17.88%
MFS New Discovery..................................................    -13.59%         N/A           N/A          11.10%
MFS Total Return...................................................     -8.79%        7.17%          N/A          10.50%
MFS Utilities......................................................    -31.06%        7.39%          N/A          12.05%
MONY Series Fund Government Securities.............................     -2.74%        2.97%         3.62%          4.15%
MONY Series Fund Long Term Bond....................................     -3.02%        4.06%         5.57%          7.39%
PBHG Mid-Cap Value.................................................     -1.33%         N/A           N/A          20.07%
PBHG Select Value..................................................     -7.43%         N/A           N/A          12.97%
PIMCO Global Bond..................................................       N/A          N/A           N/A            N/A
PIMCO Real Return..................................................    -17.65%         N/A           N/A           4.95%
PIMCO StocksPlus Growth and Income.................................    -19.36%         N/A           N/A           2.29%
Van Kampen UIF Emerging Markets Equity.............................    -14.96%       -6.37%          N/A          -6.38%
Van Kampen UIF Global Value Equity.................................    -15.42%         N/A           N/A           4.84%
Van Kampen UIF U.S. Real Estate....................................      0.47%         N/A           N/A           5.12%

----------
   The tables above assume that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distributions from the corresponding Portfolio of the Funds were reinvested, and that the Owner surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the tables reflect the historical rates of return, deductions for all charges, expenses, and fees of both the Funds including the Investment Adviser Fees described in the Prospectus (see "Investment Adviser Fee" beginning at page 23), and the Variable Account which would be imposed on the payment assumed, including a contingent deferred sales (Surrender) charge imposed as a result of the full surrender allocated to each Subaccount in the proportion that the total value of that Subaccount bore to the total value of the Variable Account at the end of the period indicated.

                                     (17)

   The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming that the Contracts remain in force throughout the periods indicated, is shown in the tables below for Options 1, 2 and 3.

                        MONY AMERICA VARIABLE ACCOUNT A

                     HYPOTHETICAL HISTORICAL TOTAL RETURN
                   (assuming $1,000 payment at beginning of
                    period and Contract continues in force)

                                   OPTION 1


                                                                                                                For the
                                                                                                              Period Since
                                                                      For the       For the       For the      Inception
                                                                    1 Year Ended 5 Years Ended 10 Years Ended   Through
                                                                    December 31, December 31,   December 31,  December 31,
Subaccount                                                              2001         2001           2001          2001
----------                                                          ------------ ------------- -------------- ------------
Alger American Balanced............................................     -3.17%       12.75%        10.59%          9.45%
Alger American MidCap Growth.......................................     -7.72%       13.61%          N/A          17.32%
Enterprise Small Company Growth....................................     -5.05%         N/A           N/A          16.54%
Enterprise Small Company Value.....................................      3.93%       14.73%        12.96%         13.11%
Enterprise Equity Income...........................................    -11.89%         N/A           N/A          -0.56%
Enterprise Global Socially Responsive..............................       N/A          N/A           N/A            N/A
Enterprise Growth..................................................    -13.72%         N/A           N/A           0.54%
Enterprise Growth & Income.........................................    -13.02%         N/A           N/A           1.71%
Enterprise Managed.................................................    -12.28%        4.42%        11.00%         13.23%
Enterprise Multi-Cap Growth........................................    -18.01%         N/A           N/A          22.11%
Enterprise Total Return............................................       N/A          N/A           N/A            N/A
INVESCO VIF--Financial Services....................................    -11.00%         N/A           N/A           8.84%
INVESCO VIF--Health Sciences.......................................    -13.67%         N/A           N/A          13.33%
INVESCO VIF--Telecommunications....................................    -54.59%         N/A           N/A         -23.51%
Janus Aspen Series Capital Appreciation............................    -22.70%         N/A           N/A          16.24%
Janus Aspen Series Flexible Income.................................      6.37%        5.89%          N/A           6.78%
Janus Aspen Series International Growth............................    -24.22%        8.92%          N/A          12.04%
Lord Abbett Bond-Debenture.........................................      3.54%        3.66%         6.62%          8.20%
Lord Abbett Growth and Income......................................     -7.92%       10.74%        12.69%         12.66%
Lord Abbett Mid-Cap Value..........................................      6.68%         N/A           N/A          22.03%
MFS Mid Cap Growth.................................................    -18.61%         N/A           N/A         -13.45%
MFS New Discovery..................................................     -6.20%         N/A           N/A          13.16%
MFS Total Return...................................................     -1.03%        8.93%          N/A          11.77%
MFS Utilities......................................................    -25.19%        9.14%          N/A          13.32%
MONY Series Fund Government Securities.............................      5.22%        4.81%         4.54%          5.08%
MONY Series Fund Long Term Bond....................................      4.92%        5.87%         6.56%          8.39%
PBHG Mid-Cap Value.................................................      6.62%         N/A           N/A          22.29%
PBHG Select Value..................................................      0.43%         N/A           N/A          14.84%
PIMCO Global Bond..................................................       N/A          N/A           N/A            N/A
PIMCO Real Return..................................................      6.86%         N/A           N/A           8.44%
PIMCO StocksPlus Growth and Income.................................    -12.57%         N/A           N/A           4.39%
Van Kampen UIF Emerging Markets Equity.............................     -7.68%       -4.51%          N/A          -4.77%
Van Kampen UIF Global Value Equity.................................     -8.18%         N/A           N/A           6.65%
Van Kampen UIF U.S. Real Estate....................................      8.45%         N/A           N/A           6.95%


                                     (18)

                     HYPOTHETICAL HISTORICAL TOTAL RETURN


                   (assuming $1,000 payment at beginning of


                    period and Contract continues in force)


                                   OPTION 2
      (Benefit Option Package which includes Step Up Value Death Benefit)


                                                                                                                For the
                                                                                                              Period Since
                                                                      For the       For the       For the      Inception
                                                                    1 Year Ended 5 Years Ended 10 Years Ended   Through
                                                                    December 31, December 31,   December 31,  December 31,
Subaccount                                                              2001         2001           2001          2001
----------                                                          ------------ ------------- -------------- ------------
Alger American Balanced............................................     -3.50%       12.37%        10.22%          9.08%
Alger American MidCap Growth.......................................     -8.00%       13.23%          N/A          16.92%
Enterprise Small Company Growth....................................     -5.31%         N/A           N/A          16.14%
Enterprise Small Company Value.....................................      3.57%       14.33%        12.58%         12.73%
Enterprise Equity Income...........................................    -12.18%         N/A           N/A          -0.88%
Enterprise Global Socially Responsive..............................       N/A          N/A           N/A            N/A
Enterprise Growth..................................................    -13.93%         N/A           N/A           0.23%
Enterprise Growth & Income.........................................    -13.23          N/A           N/A           1.38%
Enterprise Managed.................................................    -12.57%        4.08%        10.63%         12.85%
Enterprise Multi-Cap Growth........................................    -18.25%         N/A           N/A          21.70%
Enterprise Total Return............................................       N/A          N/A           N/A            N/A
INVESCO VIF--Financial Services....................................    -11.27%         N/A           N/A           8.49%
INVESCO VIF--Health Sciences.......................................    -13.98%         N/A           N/A          12.95%
INVESCO VIF--Telecommunications....................................    -54.71%         N/A           N/A         -23.75%
Janus Aspen Series Capital Appreciation............................    -22.92%         N/A           N/A          15.86%
Janus Aspen Series Flexible Income.................................      6.01%        5.54%          N/A           6.42%
Janus Aspen Series International Growth............................    -24.44%        8.57%          N/A          11.67%
Lord Abbett Bond-Debenture.........................................      3.20%        3.32%         6.27%          7.84%
Lord Abbett Growth and Income......................................     -8.18%       10.37%        12.32%         12.28%
Lord Abbett Mid-Cap Value..........................................      6.38%         N/A           N/A          21.64%
MFS Mid Cap Growth.................................................    -18.88%         N/A           N/A         -13.70%
MFS New Discovery..................................................     -6.49%         N/A           N/A          12.79%
MFS Total Return...................................................     -1.35%        8.55%          N/A          11.40%
MFS Utilities......................................................    -25.41%        8.78%          N/A          12.95%
MONY Series Fund Government Securities.............................      4.86%        4.47%         4.21%          4.75%
MONY Series Fund Long Term Bond....................................      4.58%        5.52%         6.21%          8.01%
PBHG Mid-Cap Value.................................................      6.23%         N.A           N/A          21.88%
PBHG Select Value..................................................      0.11%         N/A           N/A          14.45%
PIMCO Global Bond..................................................       N/A          N/A           N/A            N/A
PIMCO Real Return..................................................      6.53%         N/A           N/A           8.07%
PIMCO StocksPlus Growth and Income.................................    -12.86%         N/A           N/A           4.05%
Van Kampen UIF Emerging Markets Equity.............................     -7.98%       -4.82%          N/A          -5.07%
Van Kampen UIF Global Value Equity.................................     -8.50%         N/A           N/A           6.29%
Van Kampen UIF U.S. Real Estate....................................      8.10%         N/A           N/A           6.61%


                                     (19)

                     HYPOTHETICAL HISTORICAL TOTAL RETURN


                   (assuming $1,000 payment at beginning of


                    period and Contract continues in force)


                                   OPTION 3
 (Benefit Option Package which includes Step Up Value and Roll Up Value Death
                                   Benefit)


                                                                                                                For the
                                                                                                              Period Since
                                                                      For the       For the       For the      Inception
                                                                    1 Year Ended 5 Years Ended 10 Years Ended   Through
                                                                    December 31, December 31,   December 31,  December 31,
Subaccount                                                              2001         2001           2001          2001
----------                                                          ------------ ------------- -------------- ------------
Alger American Balanced............................................     -4.07%       11.71%         9.56%          8.43%
Alger American MidCap Growth.......................................     -8.58%       12.56%          N/A          16.22%
Enterprise Small Company Growth....................................     -5.92%         N/A           N/A          15.45%
Enterprise Small Company Value.....................................      2.95%       13.65%        11.91%         12.06%
Enterprise Equity Income...........................................    -12.71%         N/A           N/A          -1.48%
Enterprise Global Socially Responsive..............................       N/A          N/A           N/A            N/A
Enterprise Growth..................................................    -14.53%         N/A           N/A          -0.39%
Enterprise Growth & Income.........................................    -13.80%         N/A           N/A           0.77%
Enterprise Managed.................................................    -13.08%        3.46%         9.97%         12.18%
Enterprise Multi-Cap Growth........................................    -18.76%         N/A           N/A          20.96%
Enterprise Total Return............................................       N/A          N/A           N/A            N/A
INVESCO VIF--Financial Services....................................    -11.88%         N/A           N/A           7.81%
INVESCO VIF--Health Sciences.......................................    -14.49%         N/A           N/A          12.27%
INVESCO VIF--Telecommunications....................................    -55.04%         N/A           N/A         -24.25%
Janus Aspen Series Capital Appreciation............................    -23.38%         N/A           N/A          15.16%
Janus Aspen Series Flexible Income.................................      5.42%        4.91%          N/A           5.79%
Janus Aspen Series International Growth............................    -24.90%        7.91%          N/A          11.00%
Lord Abbett Bond-Debenture.........................................      2.58%        2.70%         5.63%          7.20%
Lord Abbett Growth and Income......................................     -8.76%        9.70%        11.64%         11.61%
Lord Abbett Mid-Cap Value..........................................      5.68%         N/A           N/A          20.89%
MFS Mid Cap Growth.................................................    -19.37%         N/A           N/A         -14.23%
MFS New Discovery..................................................     -7.08%         N/A           N/A          12.11%
MFS Total Return...................................................     -1.92%        7.91%          N/A          10.73%
MFS Utilities......................................................    -25.87%        8.14%          N/A          12.27%
MONY Series Fund Government Securities.............................      4.26%        3.84%         3.62%          4.15%
MONY Series Fund Long Term Bond....................................      3.98%        4.90%         5.57%          7.39%
PBHG Mid-Cap Value.................................................      5.67%         N/A           N/A          21.16%
PBHG Select Value..................................................     -0.46%         N/A           N/A          13.77%
PIMCO Global Bond..................................................       N/A          N/A           N/A            N/A
PIMCO Real Return..................................................    -11.45%         N/A           N/A           7.42%
PIMCO StocksPlus Growth and Income.................................    -13.32%         N/A           N/A           3.44%
Van Kampen UIF Emerging Markets Equity.............................     -8.56%       -5.40%          N/A          -5.64%
Van Kampen UIF Global Value Equity.................................     -9.05%         N/A           N/A           5.65%
Van Kampen UIF U.S. Real Estate....................................      7.47%         N/A           N/A           5.97%


   The tables above reflect the same assumptions and results as the tables appearing on pages (15), except that no contingent deferred sales (surrender) charge has been deducted. The data reflected in the tables above reflect the average annual total return an Owner would have received during that period if he did not surrender his Contract.

                                     (20)

                             FINANCIAL STATEMENTS


   The audited financial statements of each of the subaccounts of MONYMaster, ValueMaster, MONY Custom Master, policies of MONY America Variable Account A, the combined financial statements of MONY America Variable Account A and the Company are set forth herein.



   These financial statements have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.


                                     (21)

            FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS


   No financial statements for MONY America Variable Account A are included because although the MONY America Variable Account A commenced operations in 1987, the subaccounts available to policyholders had not commenced operations as of December 31, 2001.



                                                                                                                        Page
                                                                                                                        ----
With respect to MONY America Variable Account A (MONY Custom Master)
  Report of Independent Accountants....................................................................................  F-2
  Statement of assets and liabilities as of December 31, 2001..........................................................  F-3
  Statement of operations for the periods ended December 31, 2001......................................................  F-8
  Statement of changes in net assets for the periods ended December 31, 2001 and December 31, 2000..................... F-14
  Notes to financial Statements........................................................................................ F-22

With respect to MONY America Variable Account A (MONYMaster and ValueMaster)
  Report of Independent Accountants.................................................................................... F-27
  Statement of assets and liabilities as of December 31, 2001.......................................................... F-29
  Statement of operations for the year ended December 31, 2001......................................................... F-32
  Statement of changes in net assets for the years ended December 31, 2001 and December 31, 2000....................... F-35
  Notes to financial Statements........................................................................................ F-41

With respect to MONY America Variable Account A (Combined)
  Report of Independent Accountants.................................................................................... F-45
  Combined statement of assets and liabilities as of December 31, 2001................................................. F-46
  Combined statement of operations for the periods ended December 31, 2001............................................. F-47
  Combined statement of changes in net assets for the years ended December 31, 2001 and December 31, 2000.............. F-48
  Notes to Combined Financial Statements............................................................................... F-49

With respect to MONY Life Insurance Company of America:
  Report of Independent Accountants.................................................................................... F-52
  Balance sheets as of December 31, 2001 and 2000...................................................................... F-53
  Statements of income and comprehensive income for the years ended December 31, 2001, 2000 and 1999................... F-54
  Statements of changes in shareholder's equity for the years ended December 31, 2001, 2000 and 1999................... F-55
  Statements of cash flows for the years ended December 31, 2001, 2000 and 1999........................................ F-56
  Notes to financial statements........................................................................................ F-57

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account A -- MONY Custom Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONY Custom Master's Subaccounts of MONY America Variable Account A at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of MONY Life Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

April 12, 2002

                                 MONY AMERICA

                              Variable Account A

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2001

                                                         MONY Custom Master
                                         --------------------------------------------------
                                                       MONY Series Fund, Inc.
                                         --------------------------------------------------
                                         Intermediate Long Term    Government     Money
                                          Term Bond      Bond      Securities     Market
                                          Subaccount  Subaccount   Subaccount   Subaccount
                                         ------------ -----------  ----------- ------------
                ASSETS
Shares held in respective Funds.........   3,115,491    3,405,296    4,304,348  143,896,157
                                         ===========  ===========  =========== ============
Investments at cost..................... $33,946,437  $44,112,951  $48,007,692 $143,896,157
                                         ===========  ===========  =========== ============
Investments in respective Funds, at net
  asset value........................... $35,111,585  $45,562,854  $49,327,826 $143,896,157
Amount due from MONY America............     186,365      201,542      162,989      298,064
Amount due from respective Funds........      12,592        1,953        2,841      161,160
                                         -----------  -----------  ----------- ------------
       Total assets.....................  35,310,542   45,766,349   49,493,656  144,355,381
                                         -----------  -----------  ----------- ------------
              LIABILITIES
Amount due to MONY America..............      35,668       31,887       35,185      256,802
Amount due to respective Funds..........     186,365      201,542      162,989      298,064
                                         -----------  -----------  ----------- ------------
       Total liabilities................     222,033      233,429      198,174      554,866
                                         -----------  -----------  ----------- ------------
Net assets.............................. $35,088,509  $45,532,920  $49,295,482 $143,800,515
                                         ===========  ===========  =========== ============
Net assets consist of:
  Contractholders' net payments......... $32,638,773  $42,080,476  $46,272,954 $135,657,142
  Undistributed net investment income...   1,316,846    2,083,192    1,529,312    8,143,373
  Accumulated net realized gain (loss)
   on investments.......................     (32,258)     (80,651)     173,082            0
  Net unrealized appreciation of
   investments..........................   1,165,148    1,449,903    1,320,134            0
                                         -----------  -----------  ----------- ------------
Net assets.............................. $35,088,509  $45,532,920  $49,295,482 $143,800,515
                                         ===========  ===========  =========== ============
Number of units outstanding*............   3,105,420    4,192,071    4,360,797   12,886,167
                                         -----------  -----------  ----------- ------------
Net asset value per unit outstanding*... $     11.30  $     10.86  $     11.30 $      11.16
                                         ===========  ===========  =========== ============

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                 MONY AMERICA

                              Variable Account A

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2001


                                                 MONY Custom Master
                               ------------------------------------------------------
                                            Enterprise Accumulation Trust
                               ------------------------------------------------------
                                             Small Company               International
                                  Equity         Value       Managed        Growth
                                Subaccount    Subaccount    Subaccount    Subaccount
                               ------------  ------------- ------------  -------------
           ASSETS
Shares held in respective
  Funds.......................    5,171,292     5,744,477     8,858,409     4,457,613
                               ============  ============  ============  ============
Investments at cost........... $139,605,484  $137,757,372  $226,946,331  $ 30,539,368
                               ============  ============  ============  ============
Investments in respective
  Funds, at net asset value... $ 89,670,199  $112,534,302  $173,624,807  $ 19,301,464
Amount due from MONY America..       93,840       277,666       147,064        33,785
Amount due from respective
  Funds.......................       11,860        17,069        31,462         2,459
                               ------------  ------------  ------------  ------------
       Total assets...........   89,775,899   112,829,037   173,803,333    19,337,708
                               ------------  ------------  ------------  ------------
         LIABILITIES
Amount due to MONY America....       72,184        90,127       146,203        15,039
Amount due to respective Funds       93,840       277,666       147,064        33,785
                               ------------  ------------  ------------  ------------
       Total liabilities......      166,024       367,793       293,267        48,824
                               ------------  ------------  ------------  ------------
Net assets.................... $ 89,609,875  $112,461,244  $173,510,066  $ 19,288,884
                               ============  ============  ============  ============
Net assets consist of:
  Contractholders' net
   payments................... $124,071,348  $104,113,140  $191,247,958  $ 27,580,369
  Undistributed net
   investment income (loss)...   37,872,033    39,529,856    79,653,162     4,448,459
  Accumulated net realized
   gain (loss) on investments.  (22,398,221)   (5,958,682)  (44,069,530)   (1,502,040)
  Net unrealized depreciation
   of investments.............  (49,935,285)  (25,223,070)  (53,321,524)  (11,237,904)
                               ------------  ------------  ------------  ------------
Net assets.................... $ 89,609,875  $112,461,244  $173,510,066  $ 19,288,884
                               ============  ============  ============  ============
Number of units outstanding*..   10,502,861     8,277,605    18,385,691     2,239,322
                               ------------  ------------  ------------  ------------
Net asset value per unit
  outstanding*................ $       8.53  $      13.59  $       9.44  $       8.61
                               ============  ============  ============  ============

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                             MONY Custom Master
-----------------------------------------------------------------------------------------------------------
                                       Enterprise Accumulation Trust
-----------------------------------------------------------------------------------------------------------
High Yield                  Growth and   Small Company   Equity       Capital      Multi-Cap
   Bond         Growth        Income        Growth       Income     Appreciation     Growth      Balanced
Subaccount    Subaccount    Subaccount    Subaccount   Subaccount    Subaccount    Subaccount   Subaccount
-----------  ------------  ------------  ------------- -----------  ------------  ------------  -----------
  9,394,618    44,710,677    26,738,166     8,525,042    6,802,823     7,825,329     9,896,223    3,842,117
===========  ============  ============   ===========  ===========  ============  ============  ===========
$43,300,253  $266,754,913  $159,700,464   $73,076,504  $35,636,947  $ 59,931,772  $136,375,031  $19,069,784
===========  ============  ============   ===========  ===========  ============  ============  ===========
$40,772,644  $232,942,625  $144,653,481   $67,092,081  $34,150,171  $ 44,526,123  $ 83,425,162  $18,672,691
    140,676       289,202        60,298        60,517      130,902        42,228       156,834       68,666
      1,744        40,019        38,349         3,978       14,152         1,464        14,766        1,299
-----------  ------------  ------------   -----------  -----------  ------------  ------------  -----------
 40,915,064   233,271,846   144,752,128    67,156,576   34,295,225    44,569,815    83,596,762   18,742,656
-----------  ------------  ------------   -----------  -----------  ------------  ------------  -----------
     28,694       194,646       133,561        47,478       36,511        30,822        69,789       13,588
    140,676       289,202        60,298        60,517      130,902        42,228       156,834       68,666
-----------  ------------  ------------   -----------  -----------  ------------  ------------  -----------
    169,370       483,848       193,859       107,995      167,413        73,050       226,623       82,254
-----------  ------------  ------------   -----------  -----------  ------------  ------------  -----------
$40,745,694  $232,787,998  $144,558,269   $67,048,581  $34,127,812  $ 44,496,765  $ 83,370,139  $18,660,402
===========  ============  ============   ===========  ===========  ============  ============  ===========
$40,343,571  $270,351,454  $160,293,905   $68,531,170  $37,175,405  $ 56,647,272  $149,491,488  $19,009,621
  4,975,602    (4,178,168)   (2,365,972)    1,330,165     (422,982)    1,955,491    (2,779,452)     (56,370)
 (2,045,870)      427,000     1,677,319     3,171,669   (1,137,835)    1,299,651   (10,392,028)     104,244
 (2,527,609)  (33,812,288)  (15,046,983)   (5,984,423)  (1,486,776)  (15,405,649)  (52,949,869)    (397,093)
-----------  ------------  ------------   -----------  -----------  ------------  ------------  -----------
$40,745,694  $232,787,998  $144,558,269   $67,048,581  $34,127,812  $ 44,496,765  $ 83,370,139  $18,660,402
===========  ============  ============   ===========  ===========  ============  ============  ===========
  3,955,659    22,923,974    13,764,821     4,211,857    3,446,563     3,879,926     5,113,498    1,909,495
-----------  ------------  ------------   -----------  -----------  ------------  ------------  -----------
$     10.30  $      10.15  $      10.50   $     15.92  $      9.90  $      11.47  $      16.30  $      9.77
===========  ============  ============   ===========  ===========  ============  ============  ===========

                                 MONY AMERICA

                              Variable Account A

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2001


                                                            MONY Custom Master
                                    -----------------------------------------------------------------
                                      Enterprise Accumulation Trust
                                    --------------------------------
                                                                        Dreyfus          Dreyfus
                                    Worldwide   Emerging   Mid-Cap       Stock           Socially
                                      Growth   Countries    Growth       Index      Responsible Growth
                                    Subaccount Subaccount Subaccount   Subaccount       Subaccount
                                    ---------- ---------- ----------  ------------  ------------------
              ASSETS
Shares held in respective Funds....    44,435     28,658     185,968     3,035,479         431,558
                                     ========   ========  ==========  ============     ===========
Investments at cost................  $406,708   $247,738  $1,440,511  $105,680,351     $15,407,249
                                     ========   ========  ==========  ============     ===========
Investments in respective Funds,
  at net asset value...............  $396,360   $272,827  $1,428,238  $ 89,121,668     $11,509,652
Amount due from MONY America.......         0          0           0       191,434          10,991
Amount due from respective Funds...         0          0           0         5,069           1,077
                                     --------   --------  ----------  ------------     -----------
       Total assets................   396,360    272,827   1,428,238    89,318,171      11,521,720
                                     --------   --------  ----------  ------------     -----------
           LIABILITIES
Amount due to MONY America.........       261        177         917        63,739           8,740
Amount due to respective Funds.....         0          0           0       191,434          10,991
                                     --------   --------  ----------  ------------     -----------
       Total liabilities...........       261        177         917       255,173          19,731
                                     --------   --------  ----------  ------------     -----------
Net assets.........................  $396,099   $272,650  $1,427,321  $ 89,062,998     $11,501,989
                                     ========   ========  ==========  ============     ===========
Net assets consist of:
  Contractholders' net payments....  $417,691   $261,069  $1,522,298  $106,429,463     $16,364,779
  Undistributed net investment
   income (loss)...................    (1,945)    (1,375)     (6,124)    1,651,239         (15,845)
  Accumulated net realized gain
   (loss) on investments...........    (9,299)   (12,133)    (76,580)   (2,459,021)       (949,348)
  Net unrealized appreciation
   (depreciation) of investments...   (10,348)    25,089     (12,273)  (16,558,683)     (3,897,597)
                                     --------   --------  ----------  ------------     -----------
Net assets.........................  $396,099   $272,650  $1,427,321  $ 89,062,998     $11,501,989
                                     ========   ========  ==========  ============     ===========
Number of units outstanding*.......    44,788     28,883     187,623    10,780,679       1,481,284
                                     --------   --------  ----------  ------------     -----------

Net asset value per unit
  outstanding*.....................  $   8.84   $   9.44  $     7.61  $       8.26     $      7.76
                                     ========   ========  ==========  ============     ===========

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                               MONY Custom Master
----------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds                   Janus Aspen Series
-----------------------------------------  -----------------------------------------------------
                                VIP III
    VIP           VIP II        Growth      Aggressive                  Capital      Worldwide
   Growth       Contrafund   Opportunities    Growth      Balanced    Appreciation     Growth
 Subaccount     Subaccount    Subaccount    Subaccount   Subaccount    Subaccount    Subaccount       Total
------------   ------------  ------------- ------------  -----------  ------------  ------------  --------------
   1,572,806      2,796,330       951,803     2,111,566    3,213,217     2,631,031     2,606,723
============   ============   ===========  ============  ===========  ============  ============
$ 70,889,951   $ 67,428,071   $18,251,509  $102,346,540  $80,772,288  $ 81,362,483  $113,140,143  $2,256,031,002
============   ============   ===========  ============  ===========  ============  ============  ==============
$ 52,657,554   $ 56,094,389   $14,381,742  $ 46,412,226  $72,522,306  $ 54,514,956  $ 74,395,870  $1,808,971,960
     196,067        150,001        50,934        26,411      151,038        61,017       129,245       3,317,776
       5,899         20,774         4,317         8,546        2,711         5,939        11,588         423,087
------------   ------------   -----------  ------------  -----------  ------------  ------------  --------------
  52,859,520     56,265,164    14,436,993    46,447,183   72,676,055    54,581,912    74,536,703   1,812,712,823
------------   ------------   -----------  ------------  -----------  ------------  ------------  --------------
      40,819         57,456        13,797        39,056       50,240        42,028        60,023       1,615,437
     196,067        150,001        50,934        26,411      151,038        61,017       129,245       3,317,776
------------   ------------   -----------  ------------  -----------  ------------  ------------  --------------
     236,886        207,457        64,731        65,467      201,278       103,045       189,268       4,933,213
------------   ------------   -----------  ------------  -----------  ------------  ------------  --------------
$ 52,622,634   $ 56,057,707   $14,372,262  $ 46,381,716  $72,474,777  $ 54,478,867  $ 74,347,435  $1,807,779,610
============   ============   ===========  ============  ===========  ============  ============  ==============
$ 70,448,516   $ 66,397,126   $19,771,646  $111,452,916  $76,828,538  $ 80,924,479  $113,031,798  $2,169,356,365
   5,408,226      4,427,300       390,019     9,000,311    6,300,012       (29,741)    5,647,352     205,803,976
  (5,001,711)    (3,433,037)   (1,919,636)  (18,137,197)  (2,403,791)      431,656    (5,587,442)   (120,321,689)

 (18,232,397)   (11,333,682)   (3,869,767)  (55,934,314)  (8,249,982)  (26,847,527)  (38,744,273)   (447,059,042)
------------   ------------   -----------  ------------  -----------  ------------  ------------  --------------
$ 52,622,634   $ 56,057,707   $14,372,262  $ 46,381,716  $72,474,777  $ 54,478,867  $ 74,347,435  $1,807,779,610
============   ============   ===========  ============  ===========  ============  ============  ==============
   6,473,865      6,410,694     2,122,900     7,138,296    7,262,031     6,781,107     8,403,355
------------   ------------   -----------  ------------  -----------  ------------  ------------

$       8.13   $       8.74   $      6.77  $       6.50  $      9.98  $       8.03  $       8.85
============   ============   ===========  ============  ===========  ============  ============

                                 MONY AMERICA

                              Variable Account A

                            STATEMENT OF OPERATIONS

                     For the year ended December 31, 2001

                                                                              MONY Custom Master
                                                ------------------------------------------------------------------------------
                                                             MONY Series Fund, Inc.                Enterprise Accumulation Trust
                                                ------------------------------------------------   ----------------------------
                                                Intermediate  Long Term   Government    Money                      Small Company
                                                 Term Bond       Bond     Securities    Market        Equity           Value
                                                 Subaccount   Subaccount  Subaccount  Subaccount    Subaccount      Subaccount
                                                ------------  ----------  ----------  -----------  ------------    -------------
Dividend income................................  $1,056,553   $1,580,600  $1,297,921  $ 4,737,297  $          0    $    259,035
Distribution from net realized gains...........           0            0           0            0    15,758,398      26,215,210
Mortality and expense risk charges.............    (340,945)    (493,827)   (473,181)  (1,775,707)   (1,217,353)     (1,268,263)
                                                 ----------   ----------  ----------  -----------  ------------    ------------
Net investment income (loss)...................     715,608    1,086,773     824,740    2,961,590    14,541,045      25,205,982
                                                 ----------   ----------  ----------  -----------  ------------    ------------
Realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) on investments.......     214,821      564,710     390,192            0   (21,625,629)     (6,024,973)
 Net change in unrealized appreciation
   (depreciation) of investments...............     582,862     (115,548)    345,227            0   (14,290,436)    (16,141,383)
                                                 ----------   ----------  ----------  -----------  ------------    ------------
Net realized and unrealized gain (loss)
 on investments................................     797,683      449,162     735,419            0   (35,916,065)    (22,166,356)
                                                 ----------   ----------  ----------  -----------  ------------    ------------
Net increase (decrease) in net assets resulting
 from operations...............................  $1,513,291   $1,535,935  $1,560,159  $ 2,961,590  $(21,375,020)   $  3,039,626
                                                 ==========   ==========  ==========  ===========  ============    ============

                      See notes to financial statements.

                                             MONY Custom Master
-------------------------------------------------------------------------------------------------------------
                                        Enterprise Accumulation Trust
-------------------------------------------------------------------------------------------------------------
              International High Yield                  Growth and   Small Company   Equity       Capital
  Managed        Growth        Bond         Growth        Income        Growth       Income     Appreciation
 Subaccount    Subaccount   Subaccount    Subaccount    Subaccount    Subaccount   Subaccount    Subaccount
 ----------   ------------- -----------  ------------  ------------  ------------- -----------  ------------
$  3,839,046   $   143,534  $ 3,039,499  $  1,076,199  $  1,280,849   $         0  $   337,708  $    298,361
   9,185,733     2,223,304            0             0             0     2,472,092            0             0
  (2,323,017)     (289,936)    (462,947)   (3,223,433)   (1,970,516)     (863,244)    (418,930)     (665,011)
------------   -----------  -----------  ------------  ------------   -----------  -----------  ------------
  10,701,762     2,076,902    2,576,552    (2,147,234)     (689,667)    1,608,848      (81,222)     (366,650)
------------   -----------  -----------  ------------  ------------   -----------  -----------  ------------

 (25,400,786)   (2,978,554)  (1,265,766)   (5,692,933)   (1,281,903)   (1,396,901)    (417,209)   (1,980,484)

  (8,806,754)   (6,826,897)    (275,018)  (30,778,356)  (19,068,487)   (4,139,029)  (3,378,726)   (9,946,394)
------------   -----------  -----------  ------------  ------------   -----------  -----------  ------------

 (34,207,540)   (9,805,451)  (1,540,784)  (36,471,289)  (20,350,390)   (5,535,930)  (3,795,935)  (11,926,878)
------------   -----------  -----------  ------------  ------------   -----------  -----------  ------------

$(23,505,778)  $(7,728,549) $ 1,035,768  $(38,618,523) $(21,040,057)  $(3,927,082) $(3,877,157) $(12,293,528)
============   ===========  ===========  ============  ============   ===========  ===========  ============

                                 MONY AMERICA

                              Variable Account A

                      STATEMENT OF OPERATIONS (continued)


                                                   MONY Custom Master
                                              ----------------------------
                                              Enterprise Accumulation Trus
                                              ----------------------------

                                                Multi-Cap
                                                  Growth        Balanced
                                                Subaccount     Subaccount
                                              ------------    ------------
                                               For the year   For the year
                                                  ended          ended
                                               December 31,   December 31,
                                                   2001           2001
                                              ------------    ------------
Dividend income.............................. $          0     $ 257,570
Distribution from net realized gains.........            0             0
Mortality and expense risk charges...........   (1,240,799)     (216,942)
                                               ------------    ---------
Net investment income (loss).................   (1,240,799)       40,628
                                               ------------    ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss on investments...........  (15,714,089)      (57,182)
  Net change in unrealized appreciation
   (depreciation) of investments.............   (3,830,978)     (702,097)
                                               ------------    ---------
Net realized and unrealized gain (loss) on
  investments................................  (19,545,067)     (759,279)
                                               ------------    ---------
Net increase (decrease) in net assets
  resulting from operations.................. $(20,785,866)    $(718,651)
                                               ============    =========

----------
** Commencement of operations

                      See notes to financial statements.

                                    MONY Custom Master
-----------------------------------------------------------------------------------------
             Enterprise Accumulation Trust
-------------------------------------------------------
                                                           Dreyfus          Dreyfus
    Worldwide          Emerging            Mid-Cap          Stock           Socially
     Growth            Countries           Growth           Index      Responsible Growth
   Subaccount         Subaccount         Subaccount       Subaccount       Subaccount
-----------------  -----------------  -----------------  ------------  ------------------
 For the period     For the period     For the period    For the year     For the year
 May 10, 2001**     May 15, 2001**      May 7, 2001**       ended            ended
     through            through            through       December 31,     December 31,
December 31, 2001  December 31, 2001  December 31, 2001      2001             2001
-----------------  -----------------  -----------------  ------------  ------------------
         $      0           $      0           $      0  $    945,424         $     8,261
                0                  0                  0       466,809                   0
           (1,945)            (1,375)            (6,124)   (1,137,455)           (174,102)
         --------           --------           --------  ------------         -----------
           (1,945)            (1,375)            (6,124)      274,778            (165,841)
         --------           --------           --------  ------------         -----------

           (9,299)           (12,133)           (76,580)   (3,485,878)         (1,191,727)
          (10,348)            25,089            (12,273)   (9,092,726)         (2,352,128)
         --------           --------           --------  ------------         -----------
          (19,647)            12,956            (88,853)  (12,578,604)         (3,543,855)
         --------           --------           --------  ------------         -----------
         $(21,592)          $ 11,581           $(94,977) $(12,303,826)        $(3,709,696)
         ========           ========           ========  ============         ===========

                                 MONY AMERICA

                              Variable Account A

                      STATEMENT OF OPERATIONS (continued)

                     For the year ended December 31, 2001


                                                MONY Custom Master
                                    -----------------------------------------
                                    Fidelity Variable Insurance Products Fund
                                    -----------------------------------------
                                                                   VIP III
                                        VIP           VIP II       Growth
                                       Growth       Contrafund  Opportunities
                                     Subaccount     Subaccount   Subaccount
                                    ------------   -----------  -------------
Dividend income.................... $          0   $   394,165   $    38,069
Distribution from net realized
  gains............................    3,938,696     1,576,662             0
Mortality and expense risk charges.     (732,162)     (757,480)     (198,367)
                                    ------------   -----------   -----------
Net investment income (loss).......    3,206,534     1,213,347      (160,298)
                                    ------------   -----------   -----------
Realized and unrealized loss on
  investments:.....................
  Net realized loss on investments.   (5,765,388)   (3,496,073)   (1,550,857)
  Net change in unrealized
   depreciation of investments.....   (9,432,283)   (6,307,132)     (936,905)
                                    ------------   -----------   -----------
Net realized and unrealized loss
  on investments...................  (15,197,671)   (9,803,205)   (2,487,762)
                                    ------------   -----------   -----------
Net decrease in net assets
  resulting from operations........ $(11,991,137)  $(8,589,858)  $(2,648,060)
                                    ============   ===========   ===========

                      See notes to financial statements.

                              MONY Custom Master
     --------------------------------------------------------------------
                       Janus Aspen Series
     -----------------------------------------------------
      Aggressive                  Capital      Worldwide
        Growth      Balanced    Appreciation     Growth
      Subaccount   Subaccount    Subaccount    Subaccount       Total
     ------------  -----------  ------------  ------------  -------------
     $          0  $ 1,866,747  $    749,586  $    392,484  $  23,598,908
                0            0             0             0     61,836,904
         (779,064)    (924,211)     (832,842)   (1,094,753)   (23,883,931)
     ------------  -----------  ------------  ------------  -------------
         (779,064)     942,536       (83,256)     (702,269)    61,551,881
     ------------  -----------  ------------  ------------  -------------

      (23,832,469)  (2,980,129)   (3,419,635)   (8,998,609)  (137,485,463)
       (8,524,826)  (2,190,057)  (13,679,969)  (13,348,438)  (183,234,010)
     ------------  -----------  ------------  ------------  -------------
      (32,357,295)  (5,170,186)  (17,099,604)  (22,347,047)  (320,719,473)
     ------------  -----------  ------------  ------------  -------------
     $(33,136,359) $(4,227,650) $(17,182,860) $(23,049,316) $(259,167,592)
     ============  ===========  ============  ============  =============

                                 MONY AMERICA

                              Variable Account A

                      STATEMENT OF CHANGES IN NET ASSETS

                       For the years ended December 31,

                                                                         MONY Custom Master
                                           -----------------------------------------------------------------------------
                                                                       MONY Series Fund, Inc.
                                           -----------------------------------------------------------------------------
                                                  Intermediate                Long Term                Government
                                                   Term Bond                    Bond                   Securities
                                                   Subaccount                Subaccount                Subaccount
                                           -------------------------  ------------------------  ------------------------
                                               2001         2000         2001         2000         2001         2000
                                           ------------  -----------  -----------  -----------  -----------  -----------
From operations:
 Net investment income.................... $    715,608  $   499,524  $ 1,086,773  $   735,120  $   824,740  $   621,899
 Net realized gain (loss) on investments..      214,821     (165,527)     564,710     (239,679)     390,192     (151,580)
 Net change in unrealized appreciation
   (depreciation) of investments..........      582,862      624,941     (115,548)   1,956,702      345,227    1,007,406
                                           ------------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets
 resulting from operations................    1,513,291      958,938    1,535,935    2,452,143    1,560,159    1,477,725
                                           ------------  -----------  -----------  -----------  -----------  -----------
From unit transactions:
 Net proceeds from the issuance of units..   23,480,446   10,120,762   26,809,663   15,442,476   34,230,919   12,187,730
 Net asset value of units redeemed or used
   to meet contract obligations...........  (7,429,073)   (2,595,226)  (7,325,867)  (6,137,680)  (9,240,763)  (5,687,412)
                                           ------------  -----------  -----------  -----------  -----------  -----------
Net increase from unit transactions.......   16,051,373    7,525,536   19,483,796    9,304,796   24,990,156    6,500,318
                                           ------------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets.....   17,564,664    8,484,474   21,019,731   11,756,939   26,550,315    7,978,043
Net assets beginning of year..............   17,523,845    9,039,371   24,513,189   12,756,250   22,745,167   14,767,124
                                           ------------  -----------  -----------  -----------  -----------  -----------
Net assets end of year*................... $ 35,088,509  $17,523,845  $45,532,920  $24,513,189  $49,295,482  $22,745,167
                                           ============  ===========  ===========  ===========  ===========  ===========
Unit transactions:
Units outstanding beginning of year.......    1,660,729      913,085    2,367,333    1,406,502    2,116,059    1,488,308
Units issued during the year..............    2,118,294    1,008,175    2,507,904    1,598,929    3,075,538    1,193,834
Units redeemed during the year............     (673,603)    (260,531)    (683,166)    (638,098)    (830,800)    (566,083)
                                           ------------  -----------  -----------  -----------  -----------  -----------
Units outstanding end of year.............    3,105,420    1,660,729    4,192,071    2,367,333    4,360,797    2,116,059
                                           ============  ===========  ===========  ===========  ===========  ===========
----------
*Includes undistributed net investment
 income of:                                $  1,316,846  $   601,238  $ 2,083,192  $   996,419  $ 1,529,312  $   704,572
                                           ============  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                                               MONY Custom Master
----------------------------------------------------------------------------------------------------------------
   MONY Series Fund, Inc.                                Enterprise Accumulation Trust
----------------------------  ----------------------------------------------------------------------------------
                                                                 Small Company
        Money Market                    Equity                       Value                      Managed
         Subaccount                   Subaccount                  Subaccount                  Subaccount
----------------------------  --------------------------  --------------------------  --------------------------
    2001           2000           2001          2000          2001          2000          2001          2000
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
$   2,961,590  $   4,068,877  $ 14,541,045  $ 21,664,644  $ 25,205,982  $ 12,542,838  $ 10,701,762  $ 51,690,890
            0              0   (21,625,629)     (695,381)   (6,024,973)     (496,108)  (25,400,786)  (17,310,994)

            0              0   (14,290,436)  (36,771,917)  (16,141,383)  (11,060,585)   (8,806,754)  (33,399,549)
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------

    2,961,590      4,068,877   (21,375,020)  (15,802,654)    3,039,626       986,145   (23,505,778)      980,347
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
  176,271,079    206,411,572    31,541,688   102,733,089    50,782,130    40,311,136    56,129,257    84,566,707

 (137,949,455)  (188,673,210)  (19,703,825)  (14,533,178)  (16,707,141)  (11,414,141)  (28,666,776)  (44,326,060)
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
   38,321,624     17,738,362    11,837,863    88,199,911    34,074,989    28,896,995    27,462,481    40,240,647
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
   41,283,214     21,807,239    (9,537,157)   72,397,257    37,114,615    29,883,140     3,956,703    41,220,994
  102,517,301     80,710,062    99,147,032    26,749,775    75,346,629    45,463,489   169,553,363   128,332,369
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 143,800,515  $ 102,517,301  $ 89,609,875  $ 99,147,032  $112,461,244  $ 75,346,629  $173,510,066  $169,553,363
=============  =============  ============  ============  ============  ============  ============  ============
    9,408,383      7,761,160     9,303,452     2,348,518     5,755,083     3,513,450    15,740,006    11,932,847
   16,005,262     19,464,823     3,464,395     8,157,815     3,794,607     3,124,397     5,629,361     8,065,593
  (12,527,478)   (17,817,600)   (2,264,986)   (1,202,881)   (1,272,085)     (882,764)   (2,983,676)   (4,258,434)
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
   12,886,167      9,408,383    10,502,861     9,303,452     8,277,605     5,755,083    18,385,691    15,740,006
=============  =============  ============  ============  ============  ============  ============  ============
$   8,143,373  $   5,181,783  $ 37,872,033  $ 23,330,988  $ 39,529,856  $ 14,323,874  $ 79,653,162  $ 68,951,400
=============  =============  ============  ============  ============  ============  ============  ============

                                 MONY AMERICA

                              Variable Account A

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                       For the years ended December 31,

                                                                            MONY Custom Master
                                             -------------------------------------------------------------------------------
                                                                      Enterprise Accumulation Trust
                                             -------------------------------------------------------------------------------
                                                   International               High Yield
                                                       Growth                     Bond                      Growth
                                                     Subaccount                Subaccount                 Subaccount
                                             -------------------------  ------------------------  --------------------------
                                                 2001         2000         2001         2000          2001          2000
                                             ------------  -----------  -----------  -----------  ------------  ------------
From operations:
 Net investment income (loss)...............   $2,076,902  $ 2,163,612  $ 2,576,552  $ 1,727,560  $ (2,147,234) $   (744,804)
 Net realized gain (loss) on investments....  (2,978,554)    1,172,797   (1,265,766)    (638,512)   (5,692,933)    3,670,150
 Net change in unrealized appreciation
   (depreciation) of investments............  (6,826,897)   (7,848,136)    (275,018)  (1,905,525)  (30,778,356)  (26,220,512)
                                             ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in net assets
 resulting from operations..................   (7,728,549)  (4,511,727)   1,035,768     (816,477)  (38,618,523)  (23,295,166)
                                             ------------  -----------  -----------  -----------  ------------  ------------
From unit transactions:
 Net proceeds from the issuance of units....    5,920,962   20,213,917   24,239,623   14,864,182    34,959,858   133,116,818
 Net asset value of units redeemed or used
   to meet contract obligations.............  (4,940,121)   (5,593,513)  (9,048,553)  (5,103,765)  (39,268,720)  (53,461,059)
                                             ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) from unit
 transactions...............................      980,841   14,620,404   15,191,070    9,760,417    (4,308,862)   79,655,759
                                             ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in net assets.......   (6,747,708)  10,108,677   16,226,838    8,943,940   (42,927,385)   56,360,593
Net assets beginning of year................   26,036,592   15,927,915   24,518,856   15,574,916   275,715,383   219,354,790
                                             ------------  -----------  -----------  -----------  ------------  ------------
Net assets end of year*..................... $ 19,288,884  $26,036,592  $40,745,694  $24,518,856  $232,787,998  $275,715,383
                                             ============  ===========  ===========  ===========  ============  ============
Unit transactions:
Units outstanding beginning of year.........    2,150,655    1,074,763    2,486,623    1,520,029    23,412,645    16,952,783
Units issued during the year................      598,908    1,496,878    2,348,913    1,469,813     3,394,655    10,935,860
Units redeemed during the year..............     (510,241)    (420,986)    (879,877)    (503,219)   (3,883,326)   (4,475,998)
                                             ------------  -----------  -----------  -----------  ------------  ------------
Units outstanding end of year...............    2,239,322    2,150,655    3,955,659    2,486,623    22,923,974    23,412,645
                                             ============  ===========  ===========  ===========  ============  ============
----------
* Includes undistributed net investment
 income (loss) of:                           $  4,448,459  $ 2,371,557  $ 4,975,602  $ 2,399,050  $ (4,178,168) $ (2,030,934)
                                             ============  ===========  ===========  ===========  ============  ============

                      See notes to financial statements.

                                             MONY Custom Master
------------------------------------------------------------------------------------------------------------
                                       Enterprise Accumulation Trust
------------------------------------------------------------------------------------------------------------
        Growth and                Small Company                 Equity                     Capital
          Income                      Growth                    Income                  Appreciation
        Subaccount                  Subaccount                Subaccount                 Subaccount
--------------------------  -------------------------  ------------------------  --------------------------
    2001          2000          2001         2000         2001         2000          2001          2000
------------  ------------  ------------  -----------  -----------  -----------  ------------  ------------
$   (689,667) $ (1,266,334) $  1,608,848  $  (198,831) $   (81,222) $  (208,424) $   (366,650) $  2,465,846
  (1,281,903)    1,666,560    (1,396,901)   4,171,459     (417,209)    (902,162)   (1,980,484)    2,719,867

 (19,068,487)     (698,423)   (4,139,029)  (6,552,552)  (3,378,726)   2,400,227    (9,946,394)  (13,474,845)
------------  ------------  ------------  -----------  -----------  -----------  ------------  ------------

 (21,040,057)     (298,197)   (3,927,082)  (2,579,924)  (3,877,157)   1,289,641   (12,293,528)   (8,289,132)
------------  ------------  ------------  -----------  -----------  -----------  ------------  ------------
  42,588,006    81,987,873    15,517,623   60,265,053   17,116,711   10,150,652     8,131,762    45,413,258

 (25,270,953)  (19,821,334)  (13,626,459)  (9,995,118)  (7,246,213)  (9,773,781)  (11,287,826)   (7,660,397)
------------  ------------  ------------  -----------  -----------  -----------  ------------  ------------
  17,317,053    62,166,539     1,891,164   50,269,935    9,870,498      376,871    (3,156,064)   37,752,861
------------  ------------  ------------  -----------  -----------  -----------  ------------  ------------
  (3,723,004)   61,868,342    (2,035,918)  47,690,011    5,993,341    1,666,512   (15,449,592)   29,463,729
 148,281,273    86,412,931    69,084,499   21,394,488   28,134,471   26,467,959    59,946,357    30,482,628
------------  ------------  ------------  -----------  -----------  -----------  ------------  ------------
$144,558,269  $148,281,273  $ 67,048,581  $69,084,499  $34,127,812  $28,134,471  $ 44,496,765  $ 59,946,357
============  ============  ============  ===========  ===========  ===========  ============  ============
  12,270,052     7,122,762     4,116,238    1,281,793    2,500,601    2,472,972     4,167,672     1,802,006
   3,834,555     6,781,198     1,011,735    3,412,595    1,661,520      980,933       663,732     2,856,674
  (2,339,786)   (1,633,908)     (916,116)    (578,150)    (715,558)    (953,304)     (951,478)     (491,008)
------------  ------------  ------------  -----------  -----------  -----------  ------------  ------------
  13,764,821    12,270,052     4,211,857    4,116,238    3,446,563    2,500,601     3,879,926     4,167,672
============  ============  ============  ===========  ===========  ===========  ============  ============

$ (2,365,972) $ (1,676,305) $  1,330,165  $  (278,683) $  (422,982) $  (341,760) $  1,955,491  $  2,322,141
============  ============  ============  ===========  ===========  ===========  ============  ============

                                 MONY AMERICA

                              Variable Account A

                STATEMENT OF CHANGES IN NET ASSETS (continued)


                                                 MONY Custom Master
                                ----------------------------------------------------
                                            Enterprise Accumulation Trust
                                ----------------------------------------------------
                                         Multi-Cap
                                          Growth                    Balanced
                                        Subaccount                 Subaccount
                                --------------------------  ------------------------

                                For the year  For the year  For the year For the year
                                   ended         ended         ended        ended
                                December 31,  December 31,  December 31, December 31,
                                    2001          2000          2001         2000
                                ------------  ------------  ------------ ------------
From operations:
  Net investment income (loss). $ (1,240,799) $ (1,461,784) $    40,628  $   (73,122)
  Net realized gain (loss) on
   investments.................  (15,714,089)    4,943,899      (57,182)     151,372
  Net change in unrealized
   appreciation
   (depreciation) of
   investments.................   (3,830,978)  (58,309,366)    (702,097)    (189,101)
                                ------------  ------------  -----------  -----------
Net increase (decrease) in
  net assets resulting from
  operations...................  (20,785,866)  (54,827,251)    (718,651)    (110,851)
                                ------------  ------------  -----------  -----------
From unit transactions:
  Net proceeds from the
   issuance of units...........   12,367,916   141,128,546    6,726,741    7,951,063
  Net asset value of units
   redeemed or used to meet
   contract obligations........  (20,964,570)  (20,261,196)  (2,256,871)  (2,558,484)
                                ------------  ------------  -----------  -----------
Net increase (decrease) from
  unit transactions............   (8,596,654)  120,867,350    4,469,870    5,392,579
                                ------------  ------------  -----------  -----------
Net increase (decrease) in
  net assets...................  (29,382,520)   66,040,099    3,751,219    5,281,728
Net assets beginning of period.  112,752,659    46,712,560   14,909,183    9,627,455
                                ------------  ------------  -----------  -----------
Net assets end of period*...... $ 83,370,139  $112,752,659  $18,660,402  $14,909,183
                                ============  ============  ===========  ===========
Unit transactions:
Units outstanding beginning
  of period....................    5,662,101     1,605,055    1,446,912      917,822
Units issued during the period.      712,061     4,825,288      700,305      781,243
Units redeemed during the
  period.......................   (1,260,664)     (768,242)    (237,722)    (252,153)
                                ------------  ------------  -----------  -----------
Units outstanding end of
  period.......................    5,113,498     5,662,101    1,909,495    1,446,912
                                ============  ============  ===========  ===========
----------
*  Includes undistributed net
   investment income (loss)
   of:                          $ (2,779,452) $ (1,538,653) $   (56,370) $   (96,998)
                                ============  ============  ===========  ===========

** Commencement of operations

                      See notes to financial statements.

                                        MONY Custom Master
-------------------------------------------------------------------------------------------------
       Enterprise Accumulation Trust
-------------------------------------------
                                                       Dreyfus                    Dreyfus
  Worldwide       Emerging       Mid-Cap                Stock                    Socially
    Growth       Countries        Growth                Index               Responsible Growth
  Subaccount     Subaccount     Subaccount           Subaccount                 Subaccount
-------------- -------------- -------------- --------------------------  ------------------------
For the period For the period For the period
May 10, 2001** May 15, 2001** May 7, 2001**  For the year  For the year  For the year For the year
   through        through        through        ended         ended         ended        ended
 December 31,   December 31,   December 31,  December 31,  December 31,  December 31, December 31,
     2001           2001           2001          2001          2000          2001         2000
-------------- -------------- -------------- ------------  ------------  ------------ ------------
   $ (1,945)      $ (1,375)     $   (6,124)  $    274,778  $  1,134,734  $  (165,841) $   (32,775)
     (9,299)       (12,133)        (76,580)    (3,485,878)      948,461   (1,191,727)     211,422

    (10,348)        25,089         (12,273)    (9,092,726)  (10,610,917)  (2,352,128)  (2,038,422)
   --------       --------      ----------   ------------  ------------  -----------  -----------
    (21,592)        11,581         (94,977)   (12,303,826)   (8,527,722)  (3,709,696)  (1,859,775)
   --------       --------      ----------   ------------  ------------  -----------  -----------
    471,824        310,781       1,702,716     31,511,950    59,774,081    3,935,804   11,767,133

    (54,133)       (49,712)       (180,418)   (14,563,800)  (11,832,017)  (3,453,998)  (1,309,806)
   --------       --------      ----------   ------------  ------------  -----------  -----------
    417,691        261,069       1,522,298     16,948,150    47,942,064      481,806   10,457,327
   --------       --------      ----------   ------------  ------------  -----------  -----------
    396,099        272,650       1,427,321      4,644,324    39,414,342   (3,227,890)   8,597,552
          0              0               0     84,418,674    45,004,332   14,729,879    6,132,327
   --------       --------      ----------   ------------  ------------  -----------  -----------
   $396,099       $272,650      $1,427,321   $ 89,062,998  $ 84,418,674  $11,501,989  $14,729,879
   ========       ========      ==========   ============  ============  ===========  ===========
          0              0               0      8,848,044     4,223,029    1,447,492      529,031
     51,050         35,184         211,869      3,667,481     5,776,696      443,997    1,034,031
     (6,262)        (6,301)        (24,246)    (1,734,846)   (1,151,681)    (410,205)    (115,570)
   --------       --------      ----------   ------------  ------------  -----------  -----------
     44,788         28,883         187,623     10,780,679     8,848,044    1,481,284    1,447,492
   ========       ========      ==========   ============  ============  ===========  ===========
   $ (1,945)      $ (1,375)     $   (6,124)  $  1,651,239  $  1,376,461  $   (15,845) $   149,996
   ========       ========      ==========   ============  ============  ===========  ===========

                                 MONY AMERICA

                              Variable Account A

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                       For the years ended December 31,

                                                                           MONY Custom Master
                                             ------------------------------------------------------------------------------
                                                               Fidelity Variable Insurance Products Funds
                                             ------------------------------------------------------------------------------
                                                         VIP                      VIP II                    VIP III
                                                       Growth                   Contrafund           Growth Opportunities
                                                     Subaccount                 Subaccount                Subaccount
                                             --------------------------  ------------------------  ------------------------
                                                 2001          2000         2001         2000         2001         2000
                                             ------------  ------------  -----------  -----------  -----------  -----------
From operations:
 Net investment income (loss)............... $  3,206,534  $  2,251,611  $ 1,213,347  $ 3,275,796  $  (160,298) $   572,606
 Net realized gain (loss) on investments....   (5,765,388)      655,768   (3,496,073)      (1,607)  (1,550,857)    (368,794)
 Net change in unrealized depreciation of
   investments..............................   (9,432,283)  (11,672,125)  (6,307,132)  (7,845,786)    (936,905)  (3,216,304)
                                             ------------  ------------  -----------  -----------  -----------  -----------
Net decrease in net assets resulting from
 operations.................................  (11,991,137)   (8,764,746)  (8,589,858)  (4,571,597)  (2,648,060)  (3,012,492)
                                             ------------  ------------  -----------  -----------  -----------  -----------
From unit transactions:
 Net proceeds from the issuance of units....   15,791,977    53,137,626   12,704,659   45,706,431    3,313,581   13,413,437
 Net asset value of units redeemed or used
   to meet contract obligations.............  (10,906,141)   (6,896,196)  (9,264,333)  (5,819,433)  (2,827,486)  (2,841,736)
                                             ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) from unit
 transactions...............................    4,885,836    46,241,430    3,440,326   39,886,998      486,095   10,571,701
                                             ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets.......   (7,105,301)   37,476,684   (5,149,532)  35,315,401   (2,161,965)   7,559,209
Net assets beginning of year................   59,727,935    22,251,251   61,207,239   25,891,838   16,534,227    8,975,018
                                             ------------  ------------  -----------  -----------  -----------  -----------
Net assets end of year*..................... $ 52,622,634  $ 59,727,935  $56,057,707  $61,207,239  $14,372,262  $16,534,227
                                             ============  ============  ===========  ===========  ===========  ===========
Unit transactions:
Units outstanding beginning of year.........    5,959,654     1,948,202    6,048,806    2,355,687    2,060,245      913,852
Units issued during the year................    1,798,606     4,623,951    1,411,301    4,236,849      473,419    1,455,949
Units redeemed during the year..............   (1,284,395)     (612,499)  (1,049,413)    (543,730)    (410,764)    (309,556)
                                             ------------  ------------  -----------  -----------  -----------  -----------
Units outstanding end of year...............    6,473,865     5,959,654    6,410,694    6,048,806    2,122,900    2,060,245
                                             ============  ============  ===========  ===========  ===========  ===========
----------
*Includes undistributed net investment
 income (loss) of:                           $  5,408,226  $  2,201,692  $ 4,427,300  $ 3,213,953  $   390,019  $   550,317
                                             ============  ============  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                                                              MONY Custom Master
--------------------------------------------------------------------------------------------------------------
                                              Janus Aspen Series
-------------------------------------------------------------------------------------------------------------
        Aggressive                                               Capital                    Worldwide
          Growth                     Balanced                 Appreciation                   Growth
        Subaccount                  Subaccount                 Subaccount                  Subaccount
--------------------------  -------------------------  --------------------------  --------------------------
    2001          2000          2001         2000          2001          2000          2001          2000
------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
$   (779,064) $  9,845,003  $    942,536  $ 5,180,741  $    (83,256) $     68,608  $   (702,269) $  6,395,363
 (23,832,469)    5,201,480    (2,980,129)     537,478    (3,419,635)    3,677,274    (8,998,609)    3,195,249

  (8,524,826)  (56,178,064)   (2,190,057)  (7,864,578)  (13,679,969)  (21,663,859)  (13,348,438)  (30,398,715)
------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
 (33,136,359)  (41,131,581)   (4,227,650)  (2,146,359)  (17,182,860)  (17,917,977)  (23,049,316)  (20,808,103)
------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
  13,156,480   103,593,557    25,081,429   51,285,889    10,190,977    65,277,921    18,112,384    98,908,139

 (14,140,709)  (16,903,805)  (13,471,669)  (5,323,905)  (14,025,437)   (9,974,636)  (14,189,428)   (9,324,260)
------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
    (984,229)   86,689,752    11,609,760   45,961,984    (3,834,460)   55,303,285     3,922,956    89,583,879
------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
 (34,120,588)   45,558,171     7,382,110   43,815,625   (21,017,320)   37,385,308   (19,126,360)   68,775,776
  80,502,304    34,944,133    65,092,667   21,277,042    75,496,187    38,110,879    93,473,795    24,698,019
------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
$ 46,381,716  $ 80,502,304  $ 72,474,777  $65,092,667  $ 54,478,867  $ 75,496,187  $ 74,347,435  $ 93,473,795
============  ============  ============  ===========  ============  ============  ============  ============
   7,384,340     2,153,830     6,133,522    1,933,982     7,254,361     2,955,486     8,075,215     1,775,017
   1,589,660     6,333,036     2,478,426    4,689,877     1,128,231     5,107,464     1,823,239     6,987,654
  (1,835,704)   (1,102,526)   (1,349,917)    (490,337)   (1,601,485)     (808,589)   (1,495,099)     (687,456)
------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
   7,138,296     7,384,340     7,262,031    6,133,522     6,781,107     7,254,361     8,403,355     8,075,215
============  ============  ============  ===========  ============  ============  ============  ============

$  9,000,311  $  9,779,375  $  6,300,012  $ 5,357,476  $    (29,741) $     53,515  $  5,647,352  $  6,349,621
============  ============  ============  ===========  ============  ============  ============  ============








             Total
------------------------------
     2001            2000
--------------  --------------
$   61,551,881  $  122,919,198
  (137,485,483)     11,952,892

  (183,234,010)   (341,930,005)
--------------  --------------
  (259,167,592)   (207,057,915)
--------------  --------------
   703,098,946   1,489,729,048

  (458,060,450)   (477,821,348)
--------------  --------------
   245,038,496   1,011,907,700
--------------  --------------
   (14,129,096)    804,849,785
 1,821,908,706   1,017,058,921
--------------  --------------
$1,807,779,610  $1,821,908,706
==============  ==============







$  205,803,976  $  144,252,095
==============  ==============

                                 MONY AMERICA

                              Variable Account A

                         NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

   MONY America Variable Account A (the "Variable Account") is a separate investment account established on March 27, 1987 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Payment Variable Annuity policies (MONYMaster, ValueMaster and MONY Custom Master). These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related only to MONY Custom Master annuity policies is presented here.

   There are twenty-eight MONY Custom Master subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the "Funds"). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

   These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies:

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

   The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

   Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost-basis. Dividend income and distributions of net realized gains are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

   MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

                                 MONY AMERICA

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)


3.  Related Party Transactions:

   MONY America is the legal owner of the assets of the Variable Account.

   Purchase payments received from MONY America by the Variable Account represent gross purchase payments recorded by MONY America less deductions retained as compensation for any premium taxes.

   A periodic deduction is made from the cash value of the contract for the Annual Contract Charge. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated by the Variable Account as contractholder redemptions. For the period ended December 31, 2001, the amount deducted for such purposes for all MONY Custom Master subaccounts was $133,363,025.

   MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.35% of the average daily net assets of each of the subaccounts of MONY Custom Master. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

   Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

   MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the period ended December 31, 2001, MONY America received $772,943 in aggregate from certain Funds in connection with MONY Custom Master subaccounts.

                                 MONY AMERICA

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)



4.   Investment Transactions:

   Cost of shares acquired and the proceeds from shares redeemed by each subaccount during the period ended December 31, 2001 were as follows:

                                               Cost of Shares
                                                  Acquired
                                                 (Excludes     Proceeds from
MONY Custom Master Subaccounts                 Reinvestments) Shares Redeemed
------------------------------                 -------------- ---------------
MONY Series Fund, Inc.
Intermediate Term Bond Portfolio..............  $ 24,387,845   $  8,663,289
Long Term Bond Portfolio......................    28,096,963      9,089,658
Government Securities Portfolio...............    35,029,931     10,492,104
Money Market Portfolio........................   187,481,523    150,892,585
Enterprise Accumulation Trust
Equity Portfolio..............................    33,703,104     23,072,690
Small Company Value Portfolio.................    54,092,578     21,250,550
Managed Portfolio.............................    59,865,373     34,696,885
International Growth Portfolio................     6,570,914      5,880,564
High Yield Bond Portfolio.....................    25,090,809     10,348,282
Growth Portfolio..............................    39,282,823     46,798,730
Growth and Income Portfolio...................    45,151,665     29,785,348
Small Company Growth Portfolio................    16,922,869     15,885,391
Equity Income Portfolio.......................    17,742,566      8,282,759
Capital Appreciation Portfolio................     9,279,652     13,101,527
Multi-Cap Growth Portfolio....................    13,649,999     23,490,457
Balanced Portfolio............................     7,297,247      3,039,564
Worldwide Growth Portfolio....................       508,248         92,241
Emerging Countries Portfolio..................       319,327         59,456
Mid-Cap Growth Portfolio......................     1,803,601        286,510
Dreyfus
Dreyfus Stock Index Fund......................    33,312,014     17,485,913
Dreyfus Socially Responsible Growth Fund, Inc.     4,352,101      4,044,210
Fidelity Variable Insurance Products Funds
VIP Growth Portfolio..........................    16,446,881     12,288,913
VIP II Contrafund Portfolio...................    13,790,366     11,101,718
VIP III Growth Opportunities Portfolio........     3,557,412      3,268,674
Janus Aspen Series
Aggressive Growth Portfolio...................    14,062,932     15,837,529
Balanced Portfolio............................    27,599,383     16,899,658
Capital Appreciation Portfolio................    11,064,059     15,734,142
Worldwide Growth Portfolio....................    19,294,464     16,466,091

                                 MONY AMERICA

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)


5.  Financial Highlights:

   For a unit outstanding throughout the period ended December 31, 2001:

                                                                            For the period ended
                                                At December 31, 2001          December 31, 2001
                                             -------------------------- ----------------------------
                                                                 Net    Investment
                                                         Unit   Assets    Income   Expense    Total
MONY Custom Master Subaccounts                 Units    Values  (000s)    Ratio*   Ratio**  Return***
------------------------------               ---------- ------ -------- ---------- -------  ---------
MONY Series Fund, Inc.
Intermediate Term Bond Subaccount...........  3,105,420 $11.30 $ 35,089    4.18%    1.35%      7.11%
Long Term Bond Subaccount...................  4,192,071  10.86   45,533    4.30     1.35       4.93
Government Securities Subaccount............  4,360,797  11.30   49,295    3.70     1.35       5.12
Money Market Subaccount..................... 12,886,167  11.16  143,801    3.60     1.35       2.39
Enterprise Accumulation Trust
Equity Subaccount........................... 10,502,861   8.53   89,610    0.00     1.35     (19.98)
Small Company Value Subaccount..............  8,277,605  13.59  112,461    0.28     1.35       3.82
Managed Subaccount.......................... 18,385,691   9.44  173,510    2.23     1.35     (12.35)
International Growth Subaccount.............  2,239,322   8.61   19,289    0.67     1.35     (28.90)
High Yield Bond Subaccount..................  3,955,659  10.30   40,746    8.86     1.35       4.46
Growth Subaccount........................... 22,923,974  10.15  232,788    0.45     1.35     (13.84)
Growth and Income Subaccount................ 13,764,821  10.50  144,558    0.88     1.35     (13.08)
Small Company Growth Subaccount.............  4,211,857  15.92   67,049    0.00     1.35      (5.13)
Equity Income Subaccount....................  3,446,563   9.90   34,128    1.09     1.35     (12.00)
Capital Appreciation Subaccount.............  3,879,926  11.47   44,497    0.61     1.35     (20.24)
Multi-Cap Growth Subaccount.................  5,113,498  16.30   83,370    0.00     1.35     (18.13)
Balanced Subaccount.........................  1,909,495   9.77   18,660    1.60     1.35      (5.15)
Worldwide Growth Subaccount (1).............     44,788   8.84      396    0.00(^)  1.35(^)  (11.60)
Emerging Countries Subaccount (2)...........     28,883   9.44      273    0.00(^)  1.35(^)   (5.60)
Mid-Cap Growth Subaccount (3)...............    187,623   7.61    1,427    0.00(^)  1.35(^)  (23.90)
Dreyfus
Dreyfus Stock Index Subaccount.............. 10,780,679   8.26   89,063    1.12     1.35     (13.42)
Dreyfus Socially Responsible Growth
 Subaccount.................................  1,481,284   7.76   11,502    0.06     1.35     (23.77)
Fidelity Variable Insurance Products Funds
VIP Growth Subaccount.......................  6,473,865   8.13   52,623    0.00     1.35     (18.86)
VIP II Contrafund Subaccount................  6,410,694   8.74   56,058    0.70     1.35     (13.64)
VIP III Growth Opportunities Subaccount.....  2,122,900   6.77   14,372    0.26     1.35     (15.69)
Janus Aspen Series
Aggressive Growth Subaccount................  7,138,296   6.50   46,382    0.00     1.35     (40.37)
Balanced Subaccount.........................  7,262,031   9.98   72,475    2.73     1.35      (5.94)
Capital Appreciation Subaccount.............  6,781,107   8.03   54,479    1.22     1.35     (22.86)
Worldwide Growth Subaccount.................  8,403,355   8.85   74,347    0.48     1.35     (23.58)

----------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per

                                 MONY AMERICA

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)


5.  Financial Highlights: (continued)

     Unit.Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(/\) Annualized.
(1)  For the period May 10, 2001 (commencement of operations) through
     December 31, 2001.
(2)  For the period May 15, 2001 (commencement of operations) through
     December 31, 2001.
(3)  For the period May 7, 2001 (commencement of operations) through
     December 31, 2001.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account A -- MONYMaster and ValueMaster

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONYMaster's and ValueMaster's Subaccounts of MONY America Variable Account A at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of MONY Life Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

April 12, 2002

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 MONY AMERICA

                              Variable Account A

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2001

                                                         MONYMaster
                               -------------------------------------------------------------
                                                   MONY Series Fund, Inc.
                               -------------------------------------------------------------
                                 Equity       Equity    Intermediate Long Term
                                 Growth       Income     Term Bond      Bond     Diversified
                               Subaccount   Subaccount   Subaccount  Subaccount  Subaccount
                               -----------  ----------  ------------ ----------- -----------
           ASSETS
Shares held in respective
  Funds.......................      32,436      35,936    1,962,498    2,430,675      34,792
                               ===========  ==========  ===========  =========== ===========
Investments at cost........... $   989,826  $  829,604  $21,474,115  $31,623,302 $   580,308
                               ===========  ==========  ===========  =========== ===========
Investments in respective
  Funds, at net asset value... $   522,226  $  587,921  $22,117,349  $32,522,436 $   385,842
Amount due from MONY America..           0           0       11,620        2,400           0
Amount due from respective
  Funds.......................           0           0       11,423        7,680           0
                               -----------  ----------  -----------  ----------- -----------
       Total assets...........     522,226     587,921   22,140,392   32,532,516     385,842
                               -----------  ----------  -----------  ----------- -----------
         LIABILITIES
Amount due to MONY America....         322         359       24,984       27,579         238
Amount due to respective Funds           0           0       11,620        2,400           0
                               -----------  ----------  -----------  ----------- -----------
       Total liabilities......         322         359       36,604       29,979         238
                               -----------  ----------  -----------  ----------- -----------
Net assets.................... $   521,904  $  587,562  $22,103,788  $32,502,537 $   385,604
                               ===========  ==========  ===========  =========== ===========
Net assets consist of:
  Contractholders' net
   payments................... $(1,217,357) $ (958,873) $ 9,346,925  $ 9,281,897 $(1,798,443)
  Undistributed net
   investment income..........   1,010,962   1,098,917   11,556,680   21,955,842   1,587,043
  Accumulated net realized
   gain on investments........   1,195,899     689,201      556,949      365,664     791,470
  Net unrealized appreciation
   (depreciation) of
   investments................    (467,600)   (241,683)     643,234      899,134    (194,466)
                               -----------  ----------  -----------  ----------- -----------
Net assets.................... $   521,904  $  587,562  $22,103,788  $32,502,537 $   385,604
                               ===========  ==========  ===========  =========== ===========
Number of units outstanding*..      10,748      14,022      996,810    1,197,470      10,523
                               -----------  ----------  -----------  ----------- -----------
Net asset value per unit
  outstanding*................ $     48.56  $    41.90  $     22.17  $     27.14 $     36.64
                               ===========  ==========  ===========  =========== ===========

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                 MONY AMERICA

                              Variable Account A

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2001

                                    MONYMaster                                 ValueMaster
                              ----------------------- -------------------------------------------------------------
                                    MONY Series Fund, Inc.                     OCC Accumulation Trust
                              ---------------------------------- --------------------------------------------------
                                                                     US
                                Money     Government    Money    Government
                                Market    Securities    Market     Income       Equity     Small Cap     Managed
                              Subaccount  Subaccount  Subaccount Subaccount   Subaccount   Subaccount   Subaccount
                              ----------- ----------- ---------- -----------  -----------  ----------  ------------
         ASSETS
Shares held in respective
  Funds......................  82,739,763   1,572,508   716,035       28,401       29,590      27,673       304,233
                              =========== ===========  ========  ===========  ===========  ==========  ============
Investments at cost.......... $82,739,763 $17,277,192  $716,035  $   295,236  $   982,366  $  655,215  $ 12,346,386
                              =========== ===========  ========  ===========  ===========  ==========  ============
Investments in respective
  Funds, at net asset
  value...................... $82,739,763 $18,020,940  $716,035  $   304,178  $   980,020  $  892,743  $ 12,214,961
Amount due from MONY
  America....................       9,748      12,183         0            0            0           0           400
Amount due from
  respective Funds...........      28,065      66,527         3            0            0           0            27
                              ----------- -----------  --------  -----------  -----------  ----------  ------------
       Total assets..........  82,777,576  18,099,650   716,038      304,178      980,020     892,743    12,215,388
                              ----------- -----------  --------  -----------  -----------  ----------  ------------
       LIABILITIES
Amount due to MONY
  America....................      79,355      77,613       476          187          601         537         7,521
Amount due to respective
  Funds......................       9,748      12,183         0            0            0           0           400
                              ----------- -----------  --------  -----------  -----------  ----------  ------------
       Total liabilities.....      89,103      89,796       476          187          601         537         7,921
                              ----------- -----------  --------  -----------  -----------  ----------  ------------
Net assets................... $82,688,473 $18,009,854  $715,562  $   303,991  $   979,419  $  892,206  $ 12,207,467
                              =========== ===========  ========  ===========  ===========  ==========  ============
Net assets consist of:
 Contractholders' net
   payments.................. $42,322,379 $12,554,841  $147,825  $(1,201,171) $(1,405,201) $ (720,631) $(22,712,396)
 Undistributed net
   investment income.........  40,366,094   3,760,040   567,737    1,428,118      484,643     336,201     5,817,248
 Accumulated net realized
   gain (loss) on
   investments...............           0     951,225         0       68,102    1,902,323   1,039,108    29,234,040
 Net unrealized
   appreciation
   (depreciation) of
   investments...............           0     743,748         0        8,942       (2,346)    237,528      (131,425)
                              ----------- -----------  --------  -----------  -----------  ----------  ------------
Net assets................... $82,688,473 $18,009,854  $715,562  $   303,991  $   979,419  $  892,206  $ 12,207,467
                              =========== ===========  ========  ===========  ===========  ==========  ============
Number of units
  outstanding*...............   4,710,722   1,263,084    44,634       14,903       21,432      19,385       214,023
                              ----------- -----------  --------  -----------  -----------  ----------  ------------
Net asset value per unit
  outstanding*............... $     17.55 $     14.26  $  16.03  $     20.40  $     45.70  $    46.02  $      57.04
                              =========== ===========  ========  ===========  ===========  ==========  ============

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                              MONYMaster
----------------------------------------------------------------------
                     Enterprise Accumulation Trust
----------------------------------------------------------------------
               Small Company                 International High Yield
   Equity          Value        Managed         Growth        Bond          Total          Total
 Subaccount     Subaccount     Subaccount     Subaccount   Subaccount     MONYMaster    ValueMaster
-------------  ------------- --------------  ------------- -----------  --------------  ------------

    9,123,292     8,218,348      34,322,273     5,221,380    5,410,895
=============  ============  ==============   ===========  ===========
$ 260,964,789  $204,178,468  $  939,021,582   $31,014,976  $26,992,736  $1,617,686,661  $ 14,995,238
=============  ============  ==============   ===========  ===========  ==============  ============

$ 158,197,892  $160,997,439  $  672,716,551   $22,608,576  $23,483,285  $1,194,900,220  $ 15,107,937

       11,661        10,335          31,300           560          241          90,048           400

       21,879        47,524         247,904         9,822        7,906         448,730            30
-------------  ------------  --------------   -----------  -----------  --------------  ------------
  158,231,432   161,055,298     672,995,755    22,618,958   23,491,432   1,195,438,998    15,108,367
-------------  ------------  --------------   -----------  -----------  --------------  ------------

      120,836       145,111         661,102        23,569       22,367       1,183,435         9,322

       11,661        10,335          31,300           560          241          90,048           400
-------------  ------------  --------------   -----------  -----------  --------------  ------------
      132,497       155,446         692,402        24,129       22,608       1,273,483         9,722
-------------  ------------  --------------   -----------  -----------  --------------  ------------
$ 158,098,935  $160,899,852  $  672,303,353   $22,594,829  $23,468,824  $1,194,165,515  $ 15,098,645
=============  ============  ==============   ===========  ===========  ==============  ============

$ (36,899,886) $(56,672,317) $ (527,672,902)  $ 8,057,187  $11,925,690  $ (531,730,859) $(25,891,574)

  178,927,956   154,590,659   1,036,754,838    12,304,439   23,921,036   1,487,834,506     8,633,947

  118,837,762   106,162,539     429,526,448    10,639,603   (8,868,451)    660,848,309    32,243,573

 (102,766,897)  (43,181,029)   (266,305,031)   (8,406,400)  (3,509,451)   (422,786,441)      112,699
-------------  ------------  --------------   -----------  -----------  --------------  ------------
$ 158,098,935  $160,899,852  $  672,303,353   $22,594,829  $23,468,824  $1,194,165,515  $ 15,098,645
=============  ============  ==============   ===========  ===========  ==============  ============

    4,125,642     3,054,705      12,609,907     1,878,354    1,540,180
-------------  ------------  --------------   -----------  -----------

$       38.32  $      52.67  $        53.32   $     12.03  $     15.24
=============  ============  ==============   ===========  ===========

                                 MONY AMERICA

                              Variable Account A

                            STATEMENT OF OPERATIONS

                     For the year ended December 31, 2001

                                                  MONYMaster
                                ---------------------------------------------
                                            MONY Series Fund, Inc.
                                ---------------------------------------------
                                  Equity     Equity   Intermediate Long Term
                                  Growth     Income    Term Bond      Bond
                                Subaccount Subaccount  Subaccount  Subaccount
                                ---------- ---------- ------------ ----------
 Dividend income............... $       0  $  11,308   $1,206,124  $1,865,468
 Distribution from net
   realized gains..............   265,426     65,801            0           0
 Mortality and expense risk
   charges.....................    (7,520)    (8,128)    (281,350)   (434,333)
                                ---------  ---------   ----------  ----------
 Net investment income.........   257,906     68,981      924,774   1,431,135
                                ---------  ---------   ----------  ----------
 Realized and unrealized gain
   (loss) on investments:
   Net realized gain (loss) on
    investments................   (67,614)   (30,149)     (79,625)   (617,730)
   Net change in unrealized
    appreciation
    (depreciation) of
    investments................  (335,272)  (128,357)     710,499     878,774
                                ---------  ---------   ----------  ----------
 Net realized and unrealized
   gain (loss) on investments..  (402,886)  (158,506)     630,874     261,044
                                ---------  ---------   ----------  ----------
 Net increase (decrease) in
   net assets resulting from
   operations.................. $(144,980) $ (89,525)  $1,555,648  $1,692,179
                                =========  =========   ==========  ==========

                      See notes to financial statements.

            MONYMaster                                    ValueMaster
----------------------------------  -------------------------------------------------------
            MONY Series Fund, Inc.                        OCC Accumulation Trust
---------------------------------------------  --------------------------------------------
                                                   US
              Money      Government   Money    Government
Diversified   Market     Securities   Market     Income     Equity   Small Cap   Managed
Subaccount  Subaccount   Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
----------- -----------  ---------- ---------- ---------- ---------- ---------- -----------
 $   5,847  $ 3,428,059  $ 867,755   $ 37,760   $27,649   $  17,797   $ 76,739  $   337,990
   135,913            0          0          0         0           0          0            0
    (7,092)  (1,136,109)  (220,684)   (12,596)   (7,812)    (14,517)   (11,539)    (173,955)
 ---------  -----------  ---------   --------   -------   ---------   --------  -----------
   134,668    2,291,950    647,071     25,164    19,837       3,280     65,200      164,035
 ---------  -----------  ---------   --------   -------   ---------   --------  -----------
  (156,609)           0     63,408          0    10,156     (36,415)    77,538      198,427
  (108,306)           0    156,519          0    14,029     (67,461)   (98,752)  (1,221,775)
 ---------  -----------  ---------   --------   -------   ---------   --------  -----------
  (264,915)           0    219,927          0    24,185    (103,876)   (21,214)  (1,023,348)
 ---------  -----------  ---------   --------   -------   ---------   --------  -----------
 $(130,247) $ 2,291,950  $ 866,998   $ 25,164   $44,022   $(100,596)  $ 43,986  $  (859,313)
 =========  ===========  =========   ========   =======   =========   ========  ===========

                                 MONY AMERICA

                              Variable Account A

                      STATEMENT OF OPERATIONS (continued)

                     For the year ended December 31, 2001

                                                            MONYMaster
                               --------------------------------------------------------------------
                                                   Enterprise Accumulation Trust
                               --------------------------------------------------------------------
                                                Small
                                               Company                    International High Yield
                                  Equity        Value        Managed         Growth        Bond         Total          Total
                                Subaccount    Subaccount    Subaccount     Subaccount   Subaccount    MONYMaster    ValueMaster
                               ------------  ------------  -------------  ------------- -----------  -------------  -----------
Dividend income............... $          0  $ 43,318,764  $  54,479,530  $  3,003,581  $ 2,393,715  $ 110,580,151  $   497,935
Distribution from net
  realized gains..............   30,464,017             0              0             0            0     30,931,157            0
Mortality and expense risk
  charges.....................   (2,406,528)   (2,231,795)   (10,032,007)     (377,356)    (337,417)   (17,480,319)    (220,419)
                               ------------  ------------  -------------  ------------  -----------  -------------  -----------
Net investment income.........   28,057,489    41,086,969     44,447,523     2,626,225    2,056,298    124,030,989      277,516
                               ------------  ------------  -------------  ------------  -----------  -------------  -----------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................  (57,410,590)   (6,102,720)  (221,906,268)  (13,919,674)  (2,023,320)  (302,250,891)     249,706
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................  (21,193,044)  (28,249,710)    63,695,832      (123,900)   1,330,161     16,633,196   (1,373,959)
                               ------------  ------------  -------------  ------------  -----------  -------------  -----------
Net realized and unrealized
  loss on investments.........  (78,603,634)  (34,352,430)  (158,210,436)  (14,043,574)    (693,159)  (285,617,695)  (1,124,253)
                               ------------  ------------  -------------  ------------  -----------  -------------  -----------
Net increase (decrease) in
  net assets resulting from
  operations.................. $(50,546,145) $  6,734,539  $(113,762,913) $(11,417,349) $ 1,363,139  $(161,586,706) $  (846,737)
                               ============  ============  =============  ============  ===========  =============  ===========

                      See notes to financial statements.

                                 MONY AMERICA

                              Variable Account A

                      STATEMENT OF CHANGES IN NET ASSETS

                       For the years ended December 31,

                                                                                MONYMaster
                                                -------------------------------------------------------------------------
                                                                          MONY Series Fund, Inc.
                                                -------------------------------------------------------------------------
                                                     Equity Growth           Equity Income        Intermediate Term Bond
                                                      Subaccount              Subaccount                Subaccount
                                                ----------------------  ----------------------  -------------------------
                                                   2001        2000        2001        2000        2001          2000
                                                ----------  ----------  ----------  ----------  -----------  ------------
From operations:
 Net investment income......................... $  257,906  $  193,162  $   68,981  $  133,649  $   924,774  $  1,500,746
 Net realized gain (loss) on investments.......   (67,614)     108,853     (30,149)     (9,933)     (79,625)     (612,094)
 Net change in unrealized appreciation
   (depreciation) of investments...............  (335,272)    (392,959)   (128,357)    (97,162)     710,499       698,015
                                                ----------  ----------  ----------  ----------  -----------  ------------
Net increase (decrease) in net assets resulting
 from operations...............................   (144,980)    (90,944)    (89,525)     26,554    1,555,648     1,586,667
                                                ----------  ----------  ----------  ----------  -----------  ------------
From unit transactions:
 Net proceeds from the issuance of units.......      3,371      55,804       4,772       6,051    2,716,851     1,181,734
 Net asset value of units redeemed or used to
   meet contract obligations...................  (142,851)    (391,473)   (121,992)   (279,056)  (5,575,091)  (14,031,293)
                                                ----------  ----------  ----------  ----------  -----------  ------------
Net decrease from unit transactions............   (139,480)   (335,669)   (117,220)   (273,005)  (2,858,240)  (12,849,559)
                                                ----------  ----------  ----------  ----------  -----------  ------------
Net decrease in net assets.....................   (284,460)   (426,613)   (206,745)   (246,451)  (1,302,592)  (11,262,892)
Net assets beginning of year...................    806,364   1,232,977     794,307   1,040,758   23,406,380    34,669,272
                                                ----------  ----------  ----------  ----------  -----------  ------------
Net assets end of year*........................ $  521,904  $  806,364  $  587,562  $  794,307  $22,103,788  $ 23,406,380
                                                ==========  ==========  ==========  ==========  ===========  ============
Unit transactions:
Units outstanding beginning of year............     13,226      18,277      16,657      22,870    1,131,476     1,787,011
Units issued during the year...................         62         815         111         135      124,384        56,328
Units redeemed during the year.................     (2,540)     (5,866)     (2,746)     (6,348)    (259,050)     (711,863)
                                                ----------  ----------  ----------  ----------  -----------  ------------
Units outstanding end of year..................     10,748      13,226      14,022      16,657      996,810     1,131,476
                                                ==========  ==========  ==========  ==========  ===========  ============
----------
*Includes undistributed net investment income
 of:                                            $1,010,962  $  753,056  $1,098,917  $1,029,936  $11,556,680  $ 10,631,906
                                                ==========  ==========  ==========  ==========  ===========  ============

                      See notes to financial statements.

                                 MONY AMERICA

                              Variable Account A

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                       For the years ended December 31,

                                                                                       MONYMaster
                                                     --------------------------------------------------
                                                                                 MONY Series Fund, Inc.
-                                                    --------------------------------------------------
                                                           Long Term Bond             Diversified
                                                             Subaccount               Subaccount
                                                     -------------------------  ----------------------
                                                        2001          2000         2001        2000
                                                     -----------  ------------  ----------  ----------
From operations:
  Net investment income............................. $ 1,431,135  $  2,798,794  $  134,668  $  222,062
  Net realized gain (loss) on investments...........   (617,730)    (3,554,370)   (156,609)     34,817
  Net change in unrealized appreciation
   (depreciation) of investments....................     878,774     6,281,120    (108,306)   (363,646)
                                                     -----------  ------------  ----------  ----------
Net increase (decrease) in net assets resulting from
 operations.........................................   1,692,179     5,525,544    (130,247)   (106,767)
                                                     -----------  ------------  ----------  ----------
From unit transactions:
  Net proceeds from the issuance of units...........   2,604,726     1,965,379      25,223      22,224
  Net asset value of units redeemed or used to meet
   contract obligations.............................  (8,928,136)  (24,765,940)   (554,264)   (355,551)
                                                     -----------  ------------  ----------  ----------
Net decrease from unit transactions.................  (6,323,410)  (22,800,561)   (529,041)   (333,327)
                                                     -----------  ------------  ----------  ----------
Net decrease in net assets..........................  (4,631,231)  (17,275,017)   (659,288)   (440,094)
Net assets beginning of year........................  37,133,768    54,408,785   1,044,892   1,484,986
                                                     -----------  ------------  ----------  ----------
Net assets end of year*............................. $32,502,537  $ 37,133,768  $  385,604  $1,044,892
                                                     ===========  ============  ==========  ==========
Unit transactions:
Units outstanding beginning of year.................   1,436,552     2,404,096      23,813      31,223
Units issued during the year........................      97,117        75,820         528         473
Units redeemed during the year......................    (336,199)   (1,043,364)    (13,818)     (7,883)
                                                     -----------  ------------  ----------  ----------
Units outstanding end of year.......................   1,197,470     1,436,552      10,523      23,813
                                                     ===========  ============  ==========  ==========
----------
*Includes undistributed net investment income of:    $21,955,842  $ 20,524,707  $1,587,043  $1,452,375
                                                     ===========  ============  ==========  ==========



-
                                                             Money Market
                                                              Subaccount
                                                     ---------------------------
                                                         2001          2000
                                                     ------------  -------------
From operations:
  Net investment income............................. $  2,291,950  $   5,844,207
  Net realized gain (loss) on investments...........            0              0
  Net change in unrealized appreciation
   (depreciation) of investments....................            0              0
                                                     ------------  -------------
Net increase (decrease) in net assets resulting from
 operations.........................................    2,291,950      5,844,207
                                                     ------------  -------------
From unit transactions:
  Net proceeds from the issuance of units...........   51,874,204     81,647,170
  Net asset value of units redeemed or used to meet
   contract obligations.............................  (67,950,276)  (179,100,950)
                                                     ------------  -------------
Net decrease from unit transactions.................  (16,076,072)   (97,453,780)
                                                     ------------  -------------
Net decrease in net assets..........................  (13,784,122)   (91,609,573)
Net assets beginning of year........................   96,472,595    188,082,168
                                                     ------------  -------------
Net assets end of year*............................. $ 82,688,473  $  96,472,595
                                                     ============  =============
Unit transactions:
Units outstanding beginning of year.................    5,634,325     11,514,180
Units issued during the year........................    2,983,539      4,831,032
Units redeemed during the year......................   (3,907,142)   (10,710,887)
                                                     ------------  -------------
Units outstanding end of year.......................    4,710,722      5,634,325
                                                     ============  =============
----------
*Includes undistributed net investment income of:    $ 40,366,094  $  38,074,144
                                                     ============  =============

                      See notes to financial statements.

        MONYMaster                                       ValueMaster
-------------------------  ----------------------------------------------------------------------
              MONY Series Fund, Inc.                           OCC Accumulation Trust
-------------------------------------------------  ----------------------------------------------
  Government Securities         Money Market        US Government Income           Equity
        Subaccount               Subaccount              Subaccount              Subaccount
-------------------------  ----------------------  ----------------------  ----------------------
   2001          2000        2001        2000         2001        2000        2001        2000
-----------  ------------  ---------  -----------  ----------  ----------  ----------  ----------

$   647,071  $  1,254,998  $  25,164  $    57,114  $   19,837  $   23,755  $    3,280  $  144,609
     63,408      (577,644)         0            0      10,156     (14,892)    (36,415)     32,616

    156,519     1,071,807          0            0      14,029      44,306     (67,461)    (79,230)
-----------  ------------  ---------  -----------  ----------  ----------  ----------  ----------

    866,998     1,749,161     25,164       57,114      44,022      53,169    (100,596)     97,995
-----------  ------------  ---------  -----------  ----------  ----------  ----------  ----------

  5,237,891     1,471,783    644,526      898,061     154,708      25,135       1,473     444,318

 (7,377,001)  (16,076,591)  (753,817)  (1,521,347)   (537,109)   (183,798)   (333,608)   (816,352)
-----------  ------------  ---------  -----------  ----------  ----------  ----------  ----------
 (2,139,110)  (14,604,808)  (109,291)    (623,286)   (382,401)   (158,663)   (332,135)   (372,034)
-----------  ------------  ---------  -----------  ----------  ----------  ----------  ----------
 (1,272,112)  (12,855,647)   (84,127)    (566,172)   (338,379)   (105,494)   (432,731)   (274,039)
 19,281,966    32,137,613    799,689    1,365,861     642,370     747,864   1,412,150   1,686,189
-----------  ------------  ---------  -----------  ----------  ----------  ----------  ----------
$18,009,854  $ 19,281,966  $ 715,562  $   799,689  $  303,991  $  642,370  $  979,419  $1,412,150
===========  ============  =========  ===========  ==========  ==========  ==========  ==========

  1,423,653     2,571,506     51,138       91,553      33,160      42,106      28,360      36,767
    368,836       108,792     40,701       59,840       7,912       1,385          32      10,494
   (529,405)   (1,256,645)   (47,205)    (100,255)    (26,169)    (10,331)     (6,960)    (18,901)
-----------  ------------  ---------  -----------  ----------  ----------  ----------  ----------
  1,263,084     1,423,653     44,634       51,138      14,903      33,160      21,432      28,360
===========  ============  =========  ===========  ==========  ==========  ==========  ==========

$ 3,760,040  $  3,112,969  $ 567,737  $   542,573  $1,428,118  $1,408,281  $  484,643  $  481,363
===========  ============  =========  ===========  ==========  ==========  ==========  ==========

                                 MONY AMERICA

                              Variable Account A

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                       For the years ended December 31,

                                                                ValueMaster                              MONYMaster
                                             -------------------------------------------------  ----------------------------
                                                           OCC Accumulation Trust               Enterprise Accumulation Trust
                                             -------------------------------------------------  ----------------------------
                                                    Small Cap                  Managed                     Equity
                                                    Subaccount               Subaccount                  Subaccount
                                             -----------------------  ------------------------  ----------------------------
                                                2001        2000         2001         2000          2001           2000
                                             ----------  -----------  -----------  -----------  -------------  -------------
From operations:
 Net investment income (loss)............... $   65,200  $    (7,076) $   164,035  $ 1,663,207  $  28,057,489  $  80,786,180
 Net realized gain (loss) on investments....     77,538       62,201      198,427    1,957,435    (57,410,590)    21,329,964
 Net change in unrealized appreciation
   (depreciation) of investments............   (98,752)      349,504   (1,221,775)  (2,667,995)   (21,193,044)  (108,335,041)
                                             ----------  -----------  -----------  -----------  -------------  -------------
Net increase (decrease) in net assets
 resulting from operations..................     43,986      404,629     (859,313)     952,647    (50,546,145)    (6,218,897)
                                             ----------  -----------  -----------  -----------  -------------  -------------
From unit transactions:
 Net proceeds from the issuance of units....     18,189      231,113       21,284      165,264     14,859,657     67,641,347
 Net asset value of units redeemed or used
   to meet contract obligations.............  (314,843)   (1,446,556)  (2,527,834)  (9,659,904)   (73,755,632)  (221,940,043)
                                             ----------  -----------  -----------  -----------  -------------  -------------
Net decrease from unit transactions.........   (296,654)  (1,215,443)  (2,506,550)  (9,494,640)   (58,895,975)  (154,298,696)
                                             ----------  -----------  -----------  -----------  -------------  -------------
Net decrease in net assets..................   (252,668)    (810,814)  (3,365,863)  (8,541,993)  (109,442,120)  (160,517,593)
Net assets beginning of year................  1,144,874    1,955,688   15,573,330   24,115,323    267,541,055    428,058,648
                                             ----------  -----------  -----------  -----------  -------------  -------------
Net assets end of year*..................... $  892,206  $ 1,144,874  $12,207,467  $15,573,330  $ 158,098,935  $ 267,541,055
                                             ==========  ===========  ===========  ===========  =============  =============
Unit transactions:
Units outstanding beginning of year.........     26,606       64,751      256,327      430,299      5,595,324      8,378,174
Units issued during the year................        368        6,775          326        3,004        368,948      1,184,536
Units redeemed during the year..............     (7,589)     (44,920)     (42,630)    (176,976)    (1,838,630)    (3,967,386)
                                             ----------  -----------  -----------  -----------  -------------  -------------
Units outstanding end of year...............     19,385       26,606      214,023      256,327      4,125,642      5,595,324
                                             ==========  ===========  ===========  ===========  =============  =============
----------
*Includes undistributed net investment
 income of:                                  $  336,201  $   271,001  $ 5,817,248  $ 5,653,213  $ 178,927,956  $ 150,870,467
                                             ==========  ===========  ===========  ===========  =============  =============

                      See notes to financial statements.

                                                    MONYMaster
------------------------------------------------------------------------------------------------------------------
                                           Enterprise Accumulation Trust
------------------------------------------------------------------------------------------------------------------
    Small Company Value                  Managed                International Growth          High Yield Bond
         Subaccount                    Subaccount                    Subaccount                  Subaccount
---------------------------  ------------------------------  --------------------------  -------------------------
    2001          2000            2001            2000           2001          2000         2001          2000
------------  -------------  --------------  --------------  ------------  ------------  -----------  ------------

$ 41,086,969  $  37,502,139  $   44,447,523  $  356,776,592  $  2,626,225  $  4,265,641  $ 2,056,298  $  3,376,243
  (6,102,720)    13,553,564    (221,906,268)   (207,007,487)  (13,919,674)   11,152,386   (2,023,320)   (4,303,732)

 (28,249,710)   (49,174,039)     63,695,832    (167,620,917)     (123,900)  (28,616,183)   1,330,161      (533,519)
------------  -------------  --------------  --------------  ------------  ------------  -----------  ------------

   6,734,539      1,881,664    (113,762,913)    (17,851,812)  (11,417,349)  (13,198,156)   1,363,139    (1,461,008)
------------  -------------  --------------  --------------  ------------  ------------  -----------  ------------

   8,190,966     27,220,823      20,785,164      44,069,361    11,780,598    34,485,046    1,617,334     1,644,713

 (50,160,771)  (150,531,923)   (234,399,280)   (756,867,032)  (22,470,951)  (59,915,919)  (9,747,137)  (27,717,434)
------------  -------------  --------------  --------------  ------------  ------------  -----------  ------------
 (41,969,805)  (123,311,100)   (213,614,116)   (712,797,671)  (10,690,353)  (25,430,873)  (8,129,803)  (26,072,721)
------------  -------------  --------------  --------------  ------------  ------------  -----------  ------------
 (35,235,266)  (121,429,436)   (327,377,029)   (730,649,483)  (22,107,702)  (38,629,029)  (6,766,664)  (27,533,729)
 196,135,118    317,564,554     999,680,382   1,730,329,865    44,702,531    83,331,560   30,235,488    57,769,217
------------  -------------  --------------  --------------  ------------  ------------  -----------  ------------
$160,899,852  $ 196,135,118  $  672,303,353  $  999,680,382  $ 22,594,829  $ 44,702,531  $23,468,824  $ 30,235,488
============  =============  ==============  ==============  ============  ============  ===========  ============

   3,867,795      6,338,206      16,443,234      28,518,300     2,646,801     4,031,563    2,074,927     3,816,497
     158,313        523,125         364,135         678,165       868,813     1,806,339      106,655        96,840
    (971,403)    (2,993,536)     (4,197,462)    (12,753,231)   (1,637,260)   (3,191,101)    (641,402)   (1,838,410)
------------  -------------  --------------  --------------  ------------  ------------  -----------  ------------
   3,054,705      3,867,795      12,609,907      16,443,234     1,878,354     2,646,801    1,540,180     2,074,927
============  =============  ==============  ==============  ============  ============  ===========  ============

$154,590,659  $ 113,503,690  $1,036,754,838  $  992,307,315  $ 12,304,439  $  9,678,214  $23,921,036  $ 21,864,738
============  =============  ==============  ==============  ============  ============  ===========  ============

                                 MONY AMERICA

                              Variable Account A

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                       For the years ended December 31,

                                      Total MONYMaster             Total ValueMaster
                              -------------------------------  -------------------------
                                   2001            2000           2001          2000
                              --------------  ---------------  -----------  ------------
From operations:
 Net investment income....... $  124,030,989  $   494,654,413  $   277,516  $  1,881,609
 Net realized gain (loss) on
   investments...............   (302,250,891)    (169,885,676)     249,706     2,037,360
 Net change in unrealized
   appreciation
   (depreciation) of
   investments...............     16,633,196     (347,082,524)  (1,373,959)   (2,353,415)
                              --------------  ---------------  -----------  ------------
Net increase (decrease) in
 net assets resulting from
 operations..................   (161,586,706)     (22,313,787)    (846,737)    1,565,554
                              --------------  ---------------  -----------  ------------
From unit transactions:
 Net proceeds from the
   issuance of units.........    119,700,757      261,411,435      840,180     1,763,891
 Net asset value of units
   redeemed or used to meet
   contract obligations......   (481,183,382)  (1,451,973,205)  (4,467,211)  (13,627,957)
                              --------------  ---------------  -----------  ------------
Net decrease from unit
 transactions................   (361,482,625)  (1,190,561,770)  (3,627,031)  (11,864,066)
                              --------------  ---------------  -----------  ------------
Net decrease in net assets...   (523,069,331)  (1,212,875,557)  (4,473,768)  (10,298,512)
Net assets beginning of year.  1,717,234,846    2,930,110,403   19,572,413    29,870,925
                              --------------  ---------------  -----------  ------------
Net assets end of year*...... $1,194,165,515  $ 1,717,234,846  $15,098,645  $ 19,572,413
                              ==============  ===============  ===========  ============
----------
*Includes undistributed net
 investment income of:        $1,487,834,506  $ 1,363,803,517  $ 8,633,947  $  8,356,431
                              ==============  ===============  ===========  ============

                      See notes to financial statements.

                                 MONY AMERICA

                              Variable Account A

                         NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

   MONY America Variable Account A (the "Variable Account") is a separate investment account established on March 27, 1987 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used only to support Flexible Payment Variable Annuity policies (MONYMaster, ValueMaster and MONY Custom Master). These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related only to the MONYMaster and the ValueMaster annuity policies is presented here.

   There are currently twelve MONYMaster subaccounts and five ValueMaster subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise") or the OCC Accumulation Trust ("OCC") (collectively, the "Funds"). The subaccounts of MONYMaster commenced operation from 1988 to 1994 and the subaccounts of ValueMaster commenced operation in 1994. The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

   These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies:

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

   The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

   Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

   MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized

                                 MONY AMERICA

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)


2.  Significant Accounting Policies: (continued)

gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3.  Related Party Transactions:

   MONY America is the legal owner of the assets of the Variable Account.

   Purchase payments received from MONY America by the Variable Account represent gross purchase payments recorded by MONY America less deductions retained as compensation for any premium taxes.

   A periodic deduction is made from the cash value of the contract for the Annual Contract Charge. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated by the Variable Account as contractholder redemptions. For the year ended December 31, 2001, the amounts deducted for such purposes for all MONYMaster subaccounts was $352,878,093 and for ValueMaster subaccounts was $3,529,243.

   MONY America receives from the Variable Account, the amounts deducted for mortality and expense risks at an annual rate of 1.25% of average daily net assets of each of the MONYMaster and ValueMaster subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

   Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise and it receives amounts paid by Enterprise for those services.

4.  Investment Transactions:

   Cost of shares acquired and proceeds from shares redeemed by each subaccount during the year ended December 31, 2001 were as follows:

                                          Cost of Shares
                                             Acquired    Proceeds from
                                            (Excludes       Shares
         MONYMaster Subaccounts           Reinvestments)   Redeemed
         ----------------------           -------------- -------------
         MONY Series Fund, Inc.
         Equity Growth Portfolio.........  $     1,377   $    148,437
         Equity Income Portfolio.........        3,071        128,432
         Intermediate Term Bond Portfolio    2,998,868      6,136,163
         Long Term Bond Portfolio........    2,960,625      9,716,391
         Diversified Portfolio...........       20,627        557,020
         Money Market Portfolio..........   54,979,845     72,187,071
         Government Securities Portfolio.    5,637,729      7,995,923

         Enterprise Accumulation Trust
         Equity Portfolio................   18,733,966     80,065,158
         Small Company Value Portfolio...   10,277,170     54,472,819
         Managed Portfolio...............   27,575,015    251,280,422
         International Growth Portfolio..   12,167,975     23,242,969
         High Yield Bond Portfolio.......    2,373,954     10,841,339

                                 MONY AMERICA

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)


4.  Investment Transactions: (continued)

                                        Cost of Shares
                                           Acquired    Proceeds from
                                          (Excludes       Shares
ValueMaster Subaccounts                 Reinvestments)   Redeemed
-----------------------                 -------------- -------------
MONY Series Fund, Inc.
Money Market Portfolio.................    $644,526     $  766,329

OCC Accumulation Trust
US Government Income Portfolio.........     154,524        544,858
Equity Portfolio.......................       4,680        351,395
Small Cap Portfolio....................      15,615        323,808
Managed Portfolio......................      19,099      2,699,432

5.  Financial Highlights:

   For a unit outstanding throughout the year ended December 31, 2001:

                                                                          For the year ended
                                            At December 31, 2001          December 31, 2001
                                        ---------------------------- --------------------------
                                                                     Investment
                                                    Unit  Net Assets   Income   Expense   Total
MONYMaster Subaccounts                    Units    Values   (000s)     Ratio*   Ratio** Return***
----------------------                  ---------- ------ ---------- ---------- ------- ---------
MONY Series Fund, Inc.
Equity Growth Subaccount...............     10,748 $48.56  $    522     0.00%    1.25%   (20.35)%
Equity Income Subaccount...............     14,022  41.90       588     1.74     1.25    (12.12)
Intermediate Term Bond Subaccount......    996,810  22.17    22,104     5.36     1.25      7.15
Long Term Bond Subaccount..............  1,197,470  27.14    32,503     5.37     1.25      4.99
Diversified Subaccount.................     10,523  36.64       386     1.03     1.25    (16.50)
Money Market Subaccount................  4,710,722  17.55    82,688     3.77     1.25      2.51
Government Securities Subaccount.......  1,263,084  14.26    18,010     4.92     1.25      5.32

Enterprise Accumulation Trust
Equity Subaccount......................  4,125,642  38.32   158,099     0.00     1.25    (19.87)
Small Company Value Subaccount.........  3,054,705  52.67   160,900    24.26     1.25      3.87
Managed Subaccount..................... 12,609,907  53.32   672,303     6.79     1.25    (12.30)
International Growth Subaccount........  1,878,354  12.03    22,595     9.95     1.25    (28.77)
High Yield Bond Subaccount.............  1,540,180  15.24    23,469     8.87     1.25      4.60

ValueMaster Subaccounts
-----------------------
MONY Series Fund, Inc.
Money Market Subaccount................     44,634  16.03       716     3.75     1.25      2.49

OCC Accumulation Trust
US Government Income Subaccount........     14,903  20.40       304     4.42     1.25      5.32
Equity Subaccount......................     21,432  45.70       979     1.53     1.25     (8.21)
Small Cap Subaccount...................     19,385  46.02       892     8.31     1.25      6.95
Managed Subaccount.....................    214,023  57.04    12,207     2.43     1.25     (6.12)

                                 MONY AMERICA

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)


5.  Financial Highlights: (continued)

  *This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
 **This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation.

                       Report of Independent Accountants

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of Subaccounts of MONY America Variable Account A

In our opinion, the accompanying combined statements of assets and liabilities and the related combined statements of operations and of changes in net assets present fairly, in all material respects, the combined financial position of Subaccounts of MONY America Variable Account A at December 31, 2001, and the combined results of their operations and the changes in their combined net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These combined financial statements are the responsibility of MONY Life Insurance Company of America's management; our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits of these combined financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2002

                                 MONY AMERICA



                              Variable Account A



                  COMBINED STATEMENT OF ASSETS & LIABILITIES



                               December 31, 2001



                             ASSETS
     Investments at cost................................... $3,888,712,901
                                                            ==============
     Investments in Funds, at net asset value.............. $3,018,980,117
     Amounts due from MONY America.........................      3,408,224
     Amounts due from Funds................................        871,847
                                                            --------------
            Total assets...................................  3,023,260,188
                                                            --------------
                          LIABILITIES
     Amounts due to MONY America...........................      2,808,194
     Amounts due to Funds..................................      3,408,224
                                                            --------------
            Total liabilities..............................      6,216,418
                                                            --------------
     Net assets............................................ $3,017,043,770
                                                            ==============
     Net assets consist of:
       Contractholders' net payments....................... $1,611,733,932
       Undistributed net investment income.................  1,702,272,429
       Accumulated net realized gain on investments........    572,770,193
       Net unrealized depreciation of investments..........   (869,732,784)
                                                            --------------
     Net assets............................................ $3,017,043,770
                                                            ==============





                  See notes to combined financial statements.

                                 MONY AMERICA



                              Variable Account A



                       COMBINED STATEMENT OF OPERATIONS



                     For the year ended December 31, 2001



   Dividend income............................................ $ 134,676,994
   Distributions from net realized gains......................    92,768,061
   Mortality and expense risk charges.........................   (41,584,669)
                                                               -------------
   Net investment income......................................   185,860,386
                                                               -------------
   Realized and unrealized loss on investments:
     Net realized loss on investments.........................  (439,486,648)
     Net change in unrealized depreciation of investments.....  (167,974,773)
                                                               -------------
   Net realized and unrealized loss on investments............  (607,461,421)
                                                               -------------
   Net decrease in net assets resulting from operations....... $(421,601,035)
                                                               =============



                  See notes to combined financial statements.

                                 MONY AMERICA



                              Variable Account A



                  COMBINED STATEMENT OF CHANGES IN NET ASSETS



                       For the years ended December 31,



                                                                                            2001            2000
                                                                                       --------------  ---------------
From operations:
 Net investment income................................................................ $  185,860,386  $   619,455,220
 Net realized loss on investments.....................................................   (439,486,648)    (155,895,424)
 Net change in unrealized depreciation of investments.................................   (167,974,773)    (691,365,944)
                                                                                       --------------  ---------------
Net decrease in net assets resulting from operations..................................   (421,601,035)    (227,806,148)
                                                                                       --------------  ---------------
From unit transactions:
 Net proceeds from the issuance of units of subaccounts...............................    823,639,883    1,752,904,374
 Net asset value of units redeemed or used to meet contract obligations of subaccounts   (943,711,043)  (1,943,422,510)
                                                                                       --------------  ---------------
Net decrease from unit transactions of subaccounts....................................   (120,071,160)    (190,518,136)
                                                                                       --------------  ---------------
Net decrease in net assets............................................................   (541,672,195)    (418,324,284)
Net assets beginning of year..........................................................  3,558,715,965    3,977,040,249
                                                                                       --------------  ---------------
Net assets end of year................................................................ $3,017,043,770  $ 3,558,715,965
                                                                                       ==============  ===============
----------
*Includes undistributed net investment income of:..................................... $1,702,272,429  $ 1,516,412,043
                                                                                       ==============  ===============



                  See notes to combined financial statements.

                                 MONY AMERICA

                              Variable Account A

                    NOTES TO COMBINED FINANCIAL STATEMENTS



1. Organization and Business:

   MONY America Variable Account A (the "Variable Account") is a separate investment account established on March 27, 1987 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.


   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Payment Variable Annuity policies (MONYMaster, ValueMaster and MONY Custom Master, collectively the "Variable Annuity Policies"). These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related to all Variable Annuity Policies issued under the Variable Account is presented for the Variable Account as a whole.


   There are currently twelve MONYMaster subaccounts, five ValueMaster subaccounts and twenty-eight MONY Custom Master subaccounts within the Variable Account (each hereafter referred to as a "subaccount"). Each subaccount holds assets that are segregated from all other subaccounts within the Variable Account.


   Each subaccount invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), OCC Accumulation Trust, Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the "Funds"). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.


   These combined financial statements should be read in conjunction with the separate financial statements and footnotes of each of the Variable Annuity Policies which are presented on pages before these combined financial statements.

2. Significant Accounting Policies:

   The preparation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

   The investment held by each subaccount in the shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value. For the purposes of presentation of the combined financial statements, investments held at December 31, 2001 by all of the subaccounts within the Variable Account have been aggregated.

  Investment Transactions and Investment Income:


   Investments made by the subacccounts in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments by the subaccounts in the portfolios of the Funds are determined on the identified cost-basis. Dividend income and distributions of net realized gains are recorded by the respective subaccount on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received by the subaccounts are reinvested in additional shares of the respective portfolios of the Funds.

                                 MONY AMERICA

                              Variable Account A

              NOTES TO COMBINED FINANCIAL STATEMENTS (continued)


2. Significant Accounting Policies: (continued)

  Taxes:

   MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. Related Party Transactions:

   MONY America is the legal owner of the assets of the Variable Account.

   Purchase payments received from MONY America by the Variable Account represent gross purchase payments recorded by MONY America less deductions retained as compensation for any premium taxes.


   A periodic deduction is made from the cash value of the contract for the Annual Contract Charge. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated by the Variable Account as contractholder redemptions. For the year ended December 31, 2001, the aggregate amount deducted for such purposes for all subaccounts within the Variable Account was $489,770,361.


   MONY America receives from the subaccounts within the Variable Account amounts deducted for mortality and expense risks at annual rates ranging from 1.25% to 1.35% of the average daily net assets of each of the respective subaccounts within the Variable Account. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

   Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.


   MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the year ended December 31, 2001, MONY America received $772,943 in aggregate from certain Funds in connection with the subaccounts within the Variable Account.



4. Other:



   At December 31, 2001, the aggregate net assets of all subaccounts within the Variable Account investing in a portfolio of the Funds were as follows:



    MONY Series Fund, Inc.
    Intermediate Term Bond Subaccount.......................... $ 57,192,297
    Long Term Bond Subaccount..................................   78,035,457
    Government Securities Subaccount...........................   67,305,336
    Money Market Subaccount....................................  227,204,550
    Equity Growth Subaccount...................................      521,904
    Equity Income Subaccount...................................      587,562
    Diversified Subaccount.....................................      385,604

                                 MONY AMERICA

                              Variable Account A

              NOTES TO COMBINED FINANCIAL STATEMENTS (continued)




4. Other: (continued)



   OCC Accumulation Trust
   US Government Income Subaccount............................ $      303,991
   Equity Subaccount..........................................        979,419
   Small Cap Subaccount.......................................        892,206
   Managed Subaccount.........................................     12,207,467

   Enterprise Accumulation Trust
   Equity Subaccount..........................................    247,708,810
   Small Company Value Subaccount.............................    273,361,096
   Managed Subaccount.........................................    845,813,419
   International Growth Subaccount............................     41,883,713
   High Yield Bond Subaccount.................................     64,214,518
   Growth Subaccount..........................................    232,787,998
   Growth and Income Subaccount...............................    144,558,269
   Small Company Growth Subaccount............................     67,048,581
   Equity Income Subaccount...................................     34,127,812
   Capital Appreciation Subaccount............................     44,496,765
   Multi-Cap Growth Subaccount................................     83,370,139
   Balanced Subaccount........................................     18,660,402
   Worldwide Growth Subaccount................................        396,099
   Mid-Cap Growth Subaccount..................................      1,427,321
   Emerging Countries Subaccount..............................        272,650

   Dreyfus
   Dreyfus Stock Index Subaccount.............................     89,062,998
   Dreyfus Socially Responsible Growth Subaccount.............     11,501,989

   Fidelity Variable Insurance Products Funds
   VIP Growth Subaccount......................................     52,622,634
   VIP II Contrafund Subaccount...............................     56,057,707
   VIP III Growth Opportunities Subaccount....................     14,372,262

   Janus Aspen Series
   Aggressive Growth Subaccount...............................     46,381,716
   Balanced Subaccount........................................     72,474,777
   Capital Appreciation Subaccount............................     54,478,867
   Worldwide Growth Subaccount................................     74,347,435
                                                               --------------
   Total Net Assets--Combined Variable Account A.............. $3,017,043,770
                                                               ==============



   During the year ended December 31, 2001, the aggregate cost of shares purchased and the aggregate proceeds from shares redeemed of the portfolios of the Funds by all of the subaccounts within the Variable Account were $888,325,315 and $1,049,793,404, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholder of


MONY Life Insurance Company of America



   In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, of changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP



New York, New York


February 7, 2002

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                                BALANCE SHEETS


                          December 31, 2001 and 2000



                                                                                                  2001     2000
                                                                                                -------- --------
                                                                                                 ($ in millions)
                                           ASSETS
Investments:
 Fixed maturity securities available-for-sale, at fair value (Note 5).......................... $1,220.9 $1,014.7
 Mortgage loans on real estate (Note 6)........................................................    132.8    116.1
 Policy loans..................................................................................     71.6     69.4
 Other invested assets.........................................................................     22.4      8.8
                                                                                                -------- --------
                                                                                                 1,447.7  1,209.0
Cash and cash equivalents......................................................................    102.6    104.8
Accrued investment income......................................................................     22.3     19.2
Amounts due from reinsurers....................................................................     34.8     30.7
Deferred policy acquisition costs (Note 7).....................................................    564.6    483.5
Current federal income taxes...................................................................     24.9     14.9
Other assets...................................................................................     18.1      4.4
Separate account assets........................................................................  3,589.0  4,064.4
                                                                                                -------- --------
       Total assets............................................................................ $5,804.0 $5,930.9
                                                                                                ======== ========

                            LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits......................................................................... $  156.8 $  134.8
Policyholders' account balances................................................................  1,269.5  1,154.9
Other policyholders' liabilities...............................................................     77.2     68.9
Accounts payable and other liabilities.........................................................     94.9     33.2
Note payable to affiliate......................................................................     44.6     46.9
Deferred federal income taxes (Note 8).........................................................     85.0     48.3
Separate account liabilities...................................................................  3,589.0  4,064.4
                                                                                                -------- --------
       Total liabilities.......................................................................  5,317.0  5,551.4
Commitments and contingencies (Note 12)
  Common stock $1.00 par value; 5,000,000 shares authorized, 2,500,000 issued and outstanding..      2.5      2.5
Capital in excess of par.......................................................................    349.7    249.7
Retained earnings..............................................................................    130.1    128.3
Accumulated other comprehensive income/(loss)..................................................      4.7     (1.0)
                                                                                                -------- --------
       Total shareholder's equity..............................................................    487.0    379.5
                                                                                                -------- --------
       Total liabilities and shareholder's equity.............................................. $5,804.0 $5,930.9
                                                                                                ======== ========



                See accompanying notes to financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 STATEMENTS OF INCOME AND COMPREHENSIVE INCOME


                 Years Ended December 31, 2001, 2000, and 1999



                                                         2001   2000    1999
                                                        ------ ------  ------
                                                           ($ in millions)
 Revenues:
 Universal life and investment-type product policy fees $159.7 $158.2  $143.1
 Premiums..............................................   56.3   37.3     9.2
 Net investment income (Note 4)........................   93.8   92.7    94.7
 Net realized gains (losses) on investments (Note 4)...    5.3   (5.1)   (0.3)
 Other income..........................................   15.3   12.1     7.6
                                                        ------ ------  ------
                                                         330.4  295.2   254.3
                                                        ------ ------  ------
 Benefits and Expenses:
 Benefits to policyholders.............................   97.9   68.1    43.6
 Interest credited to policyholders' account balances..   65.9   62.4    63.5
 Amortization of deferred policy acquisition costs.....   62.1   48.8    43.5
 Other operating costs and expenses....................  101.3   88.6    73.8
                                                        ------ ------  ------
                                                         327.2  267.9   224.4
                                                        ------ ------  ------
 Income before income taxes............................    3.2   27.3    29.9
 Income tax expense....................................    1.4    8.0    10.5
                                                        ------ ------  ------
 Net income............................................    1.8   19.3    19.4
 Other comprehensive income/(loss), net (Note 4).......    5.7    6.3   (15.3)
                                                        ------ ------  ------
 Comprehensive income.................................. $  7.5 $ 25.6  $  4.1
                                                        ====== ======  ======



                See accompanying notes to financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


                 Years Ended December 31, 2001, 2000 and 1999



                                                                                          Accumulated
                                                                       Capital               Other         Total
                                                               Common In Excess Retained Comprehensive Shareholder's
                                                               Stock   of Par   Earnings Income/(Loss)    Equity
                                                               ------ --------- -------- ------------- -------------
Balance, December 31, 1998....................................  $2.5   $189.7    $ 89.6     $  8.0        $289.8
Capital contribution..........................................           10.0                               10.0
Comprehensive income:
 Net income...................................................                     19.4                     19.4
 Other comprehensive income:
   Unrealized losses on investments, net of unrealized gains,
     reclassification adjustments, and taxes (Note 4).........                               (15.3)        (15.3)
                                                                                            ------        ------
Comprehensive income..........................................                                               4.1
                                                                ----   ------    ------     ------        ------
Balance, December 31, 1999....................................   2.5    199.7     109.0       (7.3)        303.9
Capital contribution..........................................           50.0                               50.0
Comprehensive income:
 Net income...................................................                     19.3                     19.3
 Other comprehensive income:
   Unrealized gains on investments, net of unrealized losses,
     reclassification adjustments, and taxes (Note 4).........                                 6.3           6.3
                                                                ----   ------    ------     ------        ------
Comprehensive income..........................................                                              25.6
                                                                ----   ------    ------     ------        ------
Balance, December 31, 2000....................................   2.5    249.7     128.3       (1.0)        379.5
Capital Contribution..........................................          100.0                              100.0
Comprehensive income:
 Net income...................................................                      1.8                      1.8
 Other comprehensive income:
   Unrealized losses on investments, net of unrealized gains,
     reclassification adjustments, and taxes (Note 4).........                                 5.7           5.7
                                                                ----   ------    ------     ------        ------
Comprehensive income..........................................                                               7.5
                                                                ----   ------    ------     ------        ------
Balance, December 31, 2001....................................  $2.5   $349.7    $130.1     $  4.7        $487.0
                                                                ====   ======    ======     ======        ======



                See accompanying notes to financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                           STATEMENTS OF CASH FLOWS


                 Years Ended December 31, 2001, 2000 and 1999



                                                                                                   2001      2000       1999
                                                                                                  -------  ---------  ---------
                                                                                                         ($ in millions)
Cash flows from operating activities (see Note 2):
Net income....................................................................................... $   1.8  $    19.3  $    19.4
Adjustments to reconcile net income to net cash used in operating activities:
 Interest credited to policyholders' account balances............................................    64.7       57.5       65.5
 Universal life and investment-type product policy fee income....................................   (74.6)     (87.0)    (102.9)
 Capitalization of deferred policy acquisition costs.............................................  (157.8)    (130.3)     (96.8)
 Amortization of deferred policy acquisition costs...............................................    62.1       48.8       43.5
 Provision for depreciation and amortization.....................................................     5.0       (0.4)       0.2
 Provision for deferred federal income taxes.....................................................    33.6       25.6       13.9
 Net realized (gains) losses on investments......................................................    (5.3)       5.1        0.3
 Change in other assets and accounts payable and other liabilities...............................    39.2      (46.5)       6.3
 Change in future policy benefits................................................................    22.1       11.4        4.4
 Change in other policyholders' liabilities......................................................     8.3       14.9       (2.8)
 Change in current federal income taxes payable..................................................   (13.1)     (12.6)     (15.6)
                                                                                                  -------  ---------  ---------
 Net cash used in operating activities........................................................... $ (14.0) $   (94.2) $   (64.6)
                                                                                                  =======  =========  =========
Cash flows from investing activities:
Sales, maturities or repayments of:
 Fixed maturity securities....................................................................... $ 280.9  $   223.2  $   289.6
 Equity securities...............................................................................     0.1        0.0        0.0
 Mortgage loans on real estate...................................................................    60.3       68.2       24.5
 Other invested assets...........................................................................     0.0        2.3        5.1
Acquisitions of investments:
 Fixed maturity securities.......................................................................  (371.5)    (170.0)    (352.3)
 Equity securities...............................................................................    (3.8)      (0.3)      (0.2)
 Mortgage loans on real estate...................................................................   (76.7)     (19.3)     (69.7)
 Other invested assets...........................................................................    (3.3)      (1.7)      (1.2)
 Policy loans, net...............................................................................    (2.2)     (10.6)      (6.6)
 Other, net......................................................................................      --         --        0.5
                                                                                                  -------  ---------  ---------
Net cash (used in)/provided by investing activities.............................................. $(116.2) $    91.8  $  (110.3)
                                                                                                  =======  =========  =========
Cash flows from financing activities:
   Note payable to affiliate..................................................................... $   0.0  $     0.0  $    50.5
   Repayments of note to affiliate...............................................................    (2.3)      (2.1)      (1.5)
   Receipts from annuity and universal life policies credited to policyholders' account balances.   824.6    1,538.6    1,395.4
   Return of policyholders' account balances on annuity policies and universal life policies.....  (700.3)  (1,508.2)  (1,384.0)
   Capital contribution..........................................................................     6.0       50.0       10.0
                                                                                                  -------  ---------  ---------
Net cash provided by financing activities........................................................   128.0       78.3       70.4
                                                                                                  -------  ---------  ---------
Net (decrease)/increase in cash and cash equivalents.............................................    (2.2)      75.9     (104.5)
Cash and cash equivalents, beginning of year.....................................................   104.8       28.9      133.4
                                                                                                  -------  ---------  ---------
Cash and cash equivalents, end of year........................................................... $ 102.6  $   104.8  $    28.9
                                                                                                  =======  =========  =========
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes..................................................................................... $ (19.1) $    (5.0) $   (12.1)
Interest......................................................................................... $   3.1  $     3.3  $     2.5



                See accompanying notes to financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                         NOTES TO FINANCIAL STATEMENTS



1.  Organization and Description of Business:



   MONY Life Insurance Company of America (the "Company" or "MLOA"), an Arizona stock life insurance company, is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY Life"), formerly The Mutual Life Insurance Company of New York, which converted from a mutual life insurance company to a stock life insurance company on November 16, 1998 (the "Demutualization"). MONY Life is a wholly-owned subsidiary of The MONY Group Inc. (The "MONY Group").



   The Company's primary business is to provide term life insurance, variable life insurance, variable annuity, universal life products, group universal life products and corporate-owned and bank-owned life insurance ("COLI/BOLI") to business owners, growing families, and pre-retirees. The Company's insurance and financial products are marketed and distributed directly to individuals primarily through MONY Life's career agency sales force and complementary distribution channels. These products are sold in 49 states (not including New
York), the District of Columbia, the U.S. Virgin Islands and Puerto Rico.



2.  Summary of Significant Accounting Policies:



  Basis of Presentation



   The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, (iii) valuation allowances for mortgage loans and real estate to be disposed of, and other than temporary impairment writedowns for invested assets, and (iv) litigation, contingencies and restructuring charges. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentations.



  Valuation of Investments and Realized Gains and Losses



   All of the Company's fixed maturity securities are classified as available for sale and are reported at estimated fair value. Unrealized gains and losses on fixed maturity securities are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.



   Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.



   Real estate held for investment, as well as related improvements, are reported as other invested assets, and are generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset (which may range from 5 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. In performing the review for recoverability, management estimates the future cash flows expected from real estate investments, including the proceeds on disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the real estate, an impairment loss is recognized. Impairment

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)



losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.



   Policy loans are carried at their unpaid principal balances. Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.



  Recognition of Insurance Revenue and Related Benefits



   Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges, and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.



   Premiums from non-participating term life and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.



  Deferred Policy Acquisition Costs ("DAC")



   The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.



   For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked-in discount rate. For non-participating term policies, DAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.



   The Company conducts programs from time to time that allow annuity contractholders to exchange older annuity contracts for new annuity products at no cost. The Company has determined that the old and new products are substantially similar and, as such, the Company retains previously recorded DAC related to the exchanged contract.



   DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.



  Policyholders' Account Balances and Future Policy Benefits



   Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.9%, 5.9% and 6.1% for the years ended December 31, 2001, 2000 and 1999, respectively. The weighted average interest crediting rate for investment-type products was approximately 5.0%, 5.2% and 5.4% for each of the years ended December 31, 2001, 2000 and 1999, respectively.



   GAAP reserves for non-participating term life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to expected investment yields, mortality, terminations, and expenses applicable at the time the insurance contracts are made, including a provision for the risk of adverse deviation.

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)




  Federal Income Taxes



   The Company files a consolidated federal income tax return with its parent, MONY Life, along with MONY Life's other life and non-life subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.



   The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. The allocation of federal income taxes will be based upon separate return calculations with current credit for losses and other federal income tax credits provided to the life insurance members of the affiliated group. Intercompany balances are settled annually in the fourth quarter of the year in which the return is filed.



  Reinsurance



   The Company has reinsured certain of its life insurance and annuity business with life contingencies under various agreements with other insurance companies. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.



   In determining whether a reinsurance contract qualifies for reinsurance accounting, Statement of Financial Accounting Standards ("SFAS") No. 113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10.0%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.



   The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.



  Separate Accounts



   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets and liabilities are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.



  Statements of Cash Flows -- Non-cash Transactions



   The Company received $94.1 million in bonds and $5.9 million in cash during 2001 as a capital contribution from MONY Life.

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)




  New Accounting Pronouncements



   On January 1, 2001 the Company adopted FASB SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. The Company's use of derivative instruments is not significant and accordingly, adoption of the standard did not have a material effect on the Company's earnings or financial position.



   On January 1, 2001 the Company adopted FASB SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125" ("SFAS 140"). SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities, and the extinguishment of liabilities. Adoption of the new requirements did not have a material effect on the Company's earnings or financial position.



   In July 2001, the FASB issued SFAS No. 141, "Business Combinations" ("SFAS 141"). SFAS 141 addresses the financial accounting and reporting for all business combinations. This statement requires that all business combinations be accounted for under the purchase method of accounting, abolishes the use of the pooling-of-interest method, requires separate recognition of intangible assets that can be identified and named, and expands required disclosures. The provisions of this statement apply to all business combinations initiated after June 30, 2001. This statement has no material effect on the financial position or earnings of the Company.



   In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 provides that goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. This statement provides specific guidance for testing the impairment of goodwill and intangible assets. This statement is effective for fiscal years beginning after December 15, 2001. This statement should not have any material effect on the financial position or earnings of the Company.



   In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). This statement establishes a single accounting model for the impairment or disposal of long-lived assets, including assets to be held and used, assets to be disposed of by other than sale, and assets to be disposed of by sale. The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001. SFAS 144 retains many of the same provisions of SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"). In addition to retaining the SFAS 121 requirements, SFAS 144 requires companies to present the results of operations of components of the entity that are held for sale as discontinued operations in the consolidated statements of income and comprehensive income and to restate prior years accordingly. Adoption of this statement is not expected to have a significant impact on the Company's consolidated financial position or earnings.



3.  Related Party Transactions:



   MONY Life has a guarantee outstanding to one state that the statutory surplus of the Company will be maintained at amounts at least equal to the minimum surplus for admission to that state.



   At December 31, 2001 and 2000, approximately 7.0% and 13.0% of the Company's investments in mortgages were held through joint participation with MONY Life, respectively. In addition, 100.0% of the Company's joint venture investments were held through joint participation with MONY Life at December 31, 2001 and 2000. The Company and MONY Life are parties to an agreement whereby MONY Life agrees to reimburse the Company to the extent that the Company's recognized loss as a result of mortgage loan default or foreclosure or subsequent sale of the underlying collateral exceeds 75.0% of the appraised value. The Company has not received payments from MONY Life pursuant to the agreement in the past three years.



   The Company has a service agreement with MONY Life whereby MONY Life provides personnel services, employee benefits, facilities, supplies and equipment to the Company to conduct its business. The associated costs related to the service

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)



agreement are allocated to the Company based on methods that management believes are reasonable, including a review of the nature of such costs and time studies analyzing the amount of employee compensation costs incurred by the Company. For the years ended December 31, 2001, 2000 and 1999, the Company incurred expenses of $67.9 million, $55.9 million, and $51.0 million as a result of such allocations. At December 31, 2001 and 2000 the Company had a payable to MONY Life in connection with this service agreement of $46.6 million and $10.7 million, respectively, which is reflected in Accounts Payable and Other Liabilities.



   The Company has an investment advisory agreement with MONY Life whereby MONY Life provides investment advisory services with respect to the investment and management of the Company's investment portfolio. The amount of expenses incurred by the Company related to this agreement was $0.8 million for each of 2001, 2000 and 1999. In addition, the Company had a payable to MONY Life related to this agreement of approximately $273.0 thousand and $74.0 thousand at December 31, 2001 and 2000, respectively, which is included in Accounts Payable and Other Liabilities.



   In addition to the agreements discussed above, the Company has various other service and investment advisory agreements with MONY Life and affiliates of the Company. The amount of expenses incurred by the Company related to these agreements was $3.6 million, $3.6 million, and $4.0 million for 2001, 2000, and 1999, respectively. In addition, the Company recorded an intercompany payable of $1.2 million and $0.5 million at December 31, 2001 and 2000, respectively, related to these agreements.



   The Company has purchased bonds issued by the New York City Industrial Development Agency for the benefit of MONY Life for its consolidation of site locations to New York City in 1997, and subsequent spending on tenant improvements, and furniture, fixtures, and equipment related to the New York City site. Debt service under the bonds is funded by lease payments by MONY Life to the bond trustee for the benefit of the bondholder. The bonds are held by the Company and are listed as affiliated bonds. The carrying value of these bonds is $1.5 million and $1.5 million as of December 31, 2001 and 2000. The bonds outstanding as of December 31, 2001 mature on December 31, 2013, and have an interest rate of 7.16%. The Company earned $0.1 million, $0.1 million, and $1.2 million of interest on these bonds for the years ended December 31, 2001, 2000, and 1999, respectively.



   The Company entered into a modified coinsurance agreement with U.S. Financial Life Insurance Company ("USFL"), an affiliate, effective January 1, 1999, whereby the Company agrees to reinsure 90.0% of all level term life insurance policies written by USFL after January 1, 1999. Effective January 1, 2000, this agreement was amended to reinsure 90.0% of all term life and universal life insurance policies written by USFL after January 1, 2000. A second amendment, effective April 1, 2001, added a new series of term life insurance policies issued by USFL and a DAC tax provision. Under the agreement, the Company will share in all premiums and benefits for such policies based on the 90% quota share percentage, after consideration of existing reinsurance agreements previously in force on this business. In addition, the Company will reimburse USFL for its quota share of expense allowances, as defined in the agreement. At December 31, 2001 and 2000, the Company recorded a payable of $9.7 million and $6.2 million, respectively, to USFL in connection with this agreement which is included in Accounts Payable and Other Liabilities.



   In 2001 the Company recorded capital contributions from MONY Life of $100.0 million, of which $94.1 million is in bonds, and $5.9 million cash. The Company recorded the value of the transferred assets at fair market value. In 2000 and 1999, the company recorded capital contributions of $50.0 million and $10.0 million, respectively.



   On March 5, 1999, the Company borrowed $50.5 million from MONY Benefits Management Corp. ("MBMC"), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.75% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note as of December 31, 2001 is $44.6 million.

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)




4. Investment Income, Realized and Unrealized Investment Gains (Losses), and Other Comprehensive Income:



   Net investment income for the years ended December 31, 2001, 2000 and 1999 was derived from the following sources:



                                                          2001   2000   1999
                                                         ------ ------ ------
                                                           ($ in millions)
   Net Investment Income
   Fixed maturities..................................... $ 76.0 $ 75.0 $ 77.0
   Mortgage loans.......................................    8.9   11.2   11.6
   Policy loans.........................................    4.3    4.5    3.8
   Other investments (including cash & cash equivalents)    9.1    6.3    7.1
                                                         ------ ------ ------
   Total investment income..............................   98.3   97.0   99.5
   Investment expenses..................................    4.5    4.3    4.8
                                                         ------ ------ ------
   Net investment income................................ $ 93.8 $ 92.7 $ 94.7
                                                         ====== ====== ======



   Net realized gains (losses) on investments for the years ended December 31, 2001, 2000 and 1999 are summarized as follows:



                                                   2001    2000    1999
                                                  ------  ------  ------
                                                      ($ in millions)
       Net Realized Gains (Losses) on Investments
       Fixed maturities.......................... $  4.7  $ (5.3) $ (0.2)
       Mortgage loans............................    0.8     0.1    (0.3)
       Other invested assets.....................   (0.2)    0.1     0.2
                                                  ------  ------  ------
       Net realized gains (losses) on investments $  5.3  $ (5.1) $ (0.3)
                                                  ======  ======  ======



   The net change in unrealized investment gains (losses) represents the only component of other comprehensive income for the years ended December 31, 2001, 2000 and 1999. Following is a summary of the change in unrealized investment gains (losses) net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 2), which are reflected in Accumulated Other Comprehensive Income for the periods presented:



                                                                     2001    2000    1999
                                                                    ------  ------  ------
                                                                        ($ in millions)
Change in unrealized gains (losses) on investments, Net
Fixed maturities................................................... $ 23.5  $ 23.4  $(58.0)
                                                                    ------  ------  ------
Subtotal...........................................................   23.5    23.4   (58.0)
Effect on unrealized gains (losses) on investments attributable to:
 DAC...............................................................  (14.7)  (13.9)   34.5
 Deferred federal income taxes.....................................   (3.1)   (3.2)    8.2
                                                                    ------  ------  ------
Change in unrealized gains (losses) on investments, net............ $  5.7  $  6.3  $(15.3)
                                                                    ======  ======  ======



   The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000 and 1999 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:



                                                                               2001   2000   1999
                                                                              ------ ------ ------
                                                                                 ($ in millions)
Reclassification Adjustments
Unrealized gains (losses) on investments..................................... $  4.5 $  4.8 $(15.4)
Reclassification adjustment for gains included in net Income.................    1.2    1.5    0.1
                                                                              ------ ------ ------
Unrealized gains (losses) on investments, net of reclassification adjustments $  5.7 $  6.3 $(15.3)
                                                                              ====== ====== ======

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)



   Unrealized gains (losses) on investments reported in the above table for the years ended December 31, 2001, 2000, and 1999, are net of income tax expense (benefit) of $3.8 million, $4.1 million, and $(8.2) million, respectively, and $(17.4) million, $(17.0) million, and $34.3, million respectively, relating to the effect of such unrealized gains (losses) on DAC.



   Reclassification adjustments reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense (benefit) of $(0.7) million, $(0.8) million and $0.0 million, respectively, and $2.8 million, $3.2 million and $0.2 million, respectively, relating to the effect of such amounts on DAC.



5.  Investments:



  Fixed Maturity Securities Available-for-Sale



   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2001 and December 31, 2000 are as follows:



                                                                                      Gross       Gross
                                                                                   Unrealized  Unrealized      Estimated
                                                                  Amortized Cost      Gains      Losses       Fair Value
                                                                 ----------------- ----------- ----------- -----------------
                                                                   2001     2000   2001  2000  2001  2000    2001     2000
                                                                 -------- -------- ----- ----- ----- ----- -------- --------
                                                                                       ($ in millions)
US Treasury securities and obligations of US Government agencies $   56.5 $   32.0 $ 1.3 $ 1.4 $ 0.0 $ 0.1 $   57.8 $   33.3
Collateralized mortgage obligations:
  Government agency-backed......................................     39.3     58.8   0.8   0.6   0.3   0.1     39.8     59.3
  Non-agency backed.............................................     36.8     33.1   1.2   0.8   0.0   0.0     38.0     33.9
Other asset-backed securities:
  Government agency-backed......................................      0.0      0.0   0.0   0.0   0.0   0.0      0.0      0.0
  Non-agency backed.............................................    131.9     93.5   4.0   1.2   1.0   0.4    134.9     94.3
Public utilities................................................     69.1     74.8   2.2   0.9   0.7   0.9     70.6     74.8
Foreign Government..............................................      0.0      0.0   0.0   0.0   0.0   0.0      0.0      0.0
Corporate.......................................................    842.0    725.6  21.8  10.0  10.5  18.0    853.3    717.6
Affiliates......................................................      1.4      1.5   0.1   0.0   0.0   0.0      1.5      1.5
                                                                 -------- -------- ----- ----- ----- ----- -------- --------
   Total Bonds.................................................. $1,177.0 $1,019.3 $31.4 $14.9 $12.5 $19.5 $1,195.9 $1,014.7
Redeemable Preferred Stock......................................     25.0      0.0   0.0   0.0   0.0   0.0     25.0      0.0
                                                                 -------- -------- ----- ----- ----- ----- -------- --------
   Total........................................................ $1,202.0 $1,019.3 $31.4 $14.9 $12.5 $19.5 $1,220.9 $1,014.7
                                                                 ======== ======== ===== ===== ===== ===== ======== ========



   The carrying value of the Company's fixed maturity securities at December 31, 2001 and 2000 is net of adjustments for impairments in value deemed to be other than temporary of $3.5 million and $3.1 million, respectively.



   At December 31, 2001 and 2000, there were no fixed maturity securities which were non-income producing for the twelve months preceding such dates.



   The Company classifies fixed maturity securities which, (i) are in default as to principal or interest payments, (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or (iv) are deemed to have other than temporary impairments in value, as "problem fixed maturity securities." At December 31, 2001 and 2000, the carrying value of problem fixed maturities held by the Company was $8.7 million and $12.5 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities of companies that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2001 and 2000, the carrying value of potential problem fixed maturities held by the Company was $1.1 million and $6.2 million, respectively. In addition, at December 31, 2001 and 2000 the Company had no fixed maturity securities which have been restructured.

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)




   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2001 are as follows:



                                                               2001
                                                       --------------------
                                                       Amortized Estimated
                                                         Cost    Fair Value
                                                       --------- ----------
                                                         ($ in millions)
     Due in one year or less.......................... $   37.1   $   37.7
     Due after one year through five years............    358.6      369.4
     Due after five years through ten years...........    512.3      514.1
     Due after ten years..............................     86.0       86.8
                                                       --------   --------
            Subtotal..................................    994.0    1,008.0
     Mortgage-backed and other asset-backed securities    208.0      212.9
                                                       --------   --------
            Total..................................... $1,202.0   $1,220.9
                                                       ========   ========



   Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



   Proceeds from sales of fixed maturity securities during 2001, 2000 and 1999 were $84.5 million, $40.9 million and $80.1 million, respectively. Gross gains of $4.1 million, $0.5 million and $0.2 million and gross losses of $0.0 million, $2.1 million and $2.0 million were realized on these sales in 2001, 2000, and 1999, respectively.



6.  Mortgage Loans on Real Estate:



   Mortgage loans on real estate at December 31, 2001 and 2000 consist of the following:



                                                       2001    2000
                                                      ------  ------
                                                      ($ in millions)
          Commercial mortgage loans.................. $ 61.2  $ 49.7
          Agricultural and other loans...............   73.0    67.8
                                                      ------  ------
          Total loans................................  134.2   117.5
          Less: valuation allowances.................   (1.4)   (1.4)
                                                      ------  ------
          Mortgage loans, net of valuation allowances $132.8  $116.1
                                                      ======  ======



   An analysis of the valuation allowances for 2001, 2000 and 1999 is as follows:



                                                       2001   2000   1999
                                                       -----  -----  ----
                                                        ($ in millions)
       Balance, beginning of year..................... $ 1.4  $ 2.3  $1.9
       Increase (decrease) in allowance...............   0.2   (0.3)  0.4
       Reduction due to pay-downs, pay-offs, and sales   0.0   (0.6)  0.0
       Transfers to real estate.......................  (0.2)   0.0   0.0
                                                       -----  -----  ----
       Balance, end of year........................... $ 1.4  $ 1.4  $2.3
                                                       =====  =====  ====

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)




   Impaired mortgage loans along with related valuation allowances as of December 31, 2001 and 2000 were as follows:



                                                                      2001    2000
                                                                     ----     -----
                                                                     ($ in millions)
Investment in impaired mortgage loans (before valuation allowances):
Loans that have valuation allowances................................ $0.0    $ 9.3
Loans that do not have valuation allowances.........................  8.0      4.0
                                                                      ----    -----
       Subtotal.....................................................  8.0     13.3
Valuation allowances................................................  0.0     (0.2)
                                                                      ----    -----
       Impaired mortgage loans, net of valuation allowances......... $8.0    $13.1
                                                                      ====    =====



   Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".



   During 2001, 2000 and 1999, the Company recognized $0.5 million, $0.7 million and $1.0 million, respectively, of interest income on impaired loans.



   At December 31, 2001 and 2000, there were $0.9 million and $0.0 million mortgage loans which were non-income producing for the twelve months preceding such dates.



7.  Deferred Policy Acquisition Costs:



   Policy acquisition costs deferred and amortized in 2001, 2000 and 1999 are as follows:



                                                           2001    2000    1999
                                                          ------  ------  ------
                                                              ($ in millions)
Balance, beginning of year............................... $483.5  $406.4  $318.6
Cost deferred during the year............................  157.8   139.8    96.8
Amortized to expense during the year.....................  (62.1)  (48.8)  (43.5)
Effect on DAC from unrealized gains (losses) (see Note 2)  (14.6)  (13.9)   34.5
                                                          ------  ------  ------
Balance, end of year..................................... $564.6  $483.5  $406.4
                                                          ======  ======  ======



8.  Federal Income Taxes:



   The Company files a consolidated federal income tax return with MONY Life and MONY Life's other subsidiaries. Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the Federal income tax expense (benefit) is presented below:



                                                 2001    2000   1999
                                                ------  ------  -----
                                                   ($ in millions)
          Federal income tax expense (benefit):
             Current........................... $(32.2) $(17.6) $(3.4)
             Deferred..........................   33.6    25.6   13.9
                                                ------  ------  -----
                 Total......................... $  1.4  $  8.0  $10.5
                                                ======  ======  =====

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)




   Federal income taxes reported in the statements of income may be different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35.0%. The sources of the difference and the tax effects of each are as follows:



                                             2001 2000   1999
                                             ---- -----  -----
                                              ($ in millions)
                Tax at statutory rate....... $1.4 $ 9.6  $10.5
                Dividends received deduction  0.0  (1.7)  (1.1)
                Other.......................  0.0   0.1    1.1
                                             ---- -----  -----
                Provision for income taxes.. $1.4 $ 8.0  $10.5
                                             ==== =====  =====



   The Company's federal income tax returns for all years through 1993 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes, which may become due with respect to open years.



   The components of deferred tax liabilities and assets at December 31, 2001 and 2000 are as follows:



                                                        2001    2000
                                                       ------  ------
                                                       ($ in millions)
         Deferred policy acquisition costs............ $164.1  $138.8
         Other, net...................................    1.8    (2.2)
                                                       ------  ------
            Total deferred tax liabilities............ $165.9  $136.6
                                                       ------  ------
         Policyholder and separate account liabilities   96.8    86.8
         Real estate and mortgages....................    0.3     0.9
         Fixed maturities.............................  (16.2)    0.6
                                                       ------  ------
            Total deferred tax assets.................   80.9    88.3
                                                       ------  ------
            Net deferred tax (liability).............. $(85.0) $(48.3)
                                                       ======  ======



   The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax asset and, therefore, no such valuation allowance has been established.



9.  Estimated Fair Value of Financial Instruments:



   The estimated fair values of the Company's financial instruments approximate their carrying amounts except for mortgage loans and investment-type contracts. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:



  Fixed Maturities



   The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.



  Mortgage Loans



   The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral. At December 31, 2001 and 2000 the fair value of mortgage loans was $138.3 million and $118.1 million, respectively.

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)




  Policy Loans



   Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.



  Long-term Debt



   The fair value of long-term debt is determined based on contractual cash flows discounted at markets rates.



  Separate Account Assets and Liabilities



   The estimated fair value of assets held in Separate Accounts is based on quoted market prices.



  Investment-Type Contracts



   The fair values of annuities are based on estimates of the value of payments available upon full surrender. The carrying value and fair value of annuities at December 31, 2001 were $559.4 million and $549.6 million, respectively. The carrying value and fair value of annuities at December 31, 2000 were $482.6 million and $475.2 million, respectively.



10.  Reinsurance:



   Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product, which utilizes a coinsurance agreement. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.



   The following table summarizes the effect of reinsurance for the years indicated:



                                                                   2001   2000   1999
                                                                   -----  -----  -----
                                                                     ($ in millions)
Direct premiums................................................... $24.3  $13.2  $ 7.1
Reinsurance assumed(1)............................................  41.4   29.8    4.0
Reinsurance ceded.................................................  (9.5)  (5.7)  (1.9)
                                                                   -----  -----  -----
Net premiums...................................................... $56.2  $37.3  $ 9.2
                                                                   =====  =====  =====
Universal life and investment type product policy fee income ceded $23.5  $20.6  $19.7
                                                                   =====  =====  =====
Policyholders' benefits ceded..................................... $57.3  $20.7  $18.4
                                                                   =====  =====  =====
Policyholders' benefits assumed................................... $14.8  $ 5.5  $ 0.5
                                                                   =====  =====  =====

----------

(1)Increase in 2001 is primarily related to business assumed from affiliate. (See Note 3.)



   The Company is primarily liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.



   Effective September 1, 1999, the Company recaptured its reinsurance agreements with MONY Life for all in force and new business. The Company simultaneously entered into new reinsurance agreements with third party reinsurers which reinsured the same block of business as that previously reinsured by MONY Life. Under the new reinsurance agreements, the Company increased its retention limits on new business for any one person for individual products from $0.5 million to $4.0 million and on last survivor products from $0.5 million to $6.0 million.

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)




11.  Securities Lending and Concentration of Credit Risk:



  Securities Lending Risk



   Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2001 and 2000, securities loaned by the Company under this agreement had a carrying value of approximately $78.4 million and $48.6 million, respectively. The minimum collateral on securities loaned is 102% of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.



  Concentration of Credit Risk



   At December 31, 2001 and 2000, the Company had no single investment or series of investments with a single issuer (excluding US Treasury securities and obligations of US government agencies) exceeding 1.3% and 2.2% of total cash and invested assets, respectively.



   The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 2001 are Consumer Goods and Services of $298.1 million (24.4%), Asset/Mortgage Backed of $212.9 million (17.5%), and the remaining 58.1% in other sectors, none of which exceeded 10.0% of the fixed maturities portfolio.



   At December 31, 2000, the industries that comprise 10% or more of the carrying value were Consumer Goods and Services of $199.4 million (19.7%), Energy of $124.0 million (12.2%) and Non-Government Asset/Mortgage-Backed of $160.3 million (15.8%).



   The Company holds below investment grade fixed maturity securities with a carrying value of $156.0 million at December 31, 2001. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 2000, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $113.3 million.



   The Company has investments in commercial and agricultural mortgage loans. The locations of properties collateralizing mortgage loans at December 31, 2001 and 2000 are as follows:



                                       2001          2000
                                   ------------  ------------
                                         ($ in millions)
                 Geographic Region
                 West............. $ 43.2  32.5% $ 35.5  30.6%
                 Southeast........   29.6  22.3    37.9  32.6
                 Mountain.........   21.5  16.2    21.5  18.5
                 Southwest........   19.7  14.8     4.7   4.1
                 Midwest..........   13.1   9.9     8.7   7.5
                 Northeast........    5.7   4.3     7.8   6.7
                                   ------ -----  ------ -----
                        Total..... $132.8 100.0% $116.1 100.0%
                                   ====== =====  ====== =====



   The states with the largest concentrations of mortgage loan investments at December 31, 2001 are: California, $24.4 million (18.4%); District of Columbia, $17.7 million (13.3%); Oklahoma, $14.7 million (11.1%); Washington, $11.2 million (8.4%); Idaho, $10.2 million (7.7%); Oregon, $7.5 million (5.6%); Virginia, $6.2 million (4.7%) and Arizona, $5.9 million (4.4%).

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)




   As of December 31, 2001 and 2000, the mortgage loan portfolio by property type is as follows:



                                        2001          2000
                                    ------------  ------------
                                          ($ in millions)
                Property Type
                Agricultural....... $ 72.3  54.4% $ 67.1  58.0%
                Office buildings...   28.9  21.8    42.0  36.2
                Hotel..............   17.7  13.3     0.0   0.0
                Industrial.........    9.6   7.2     2.4   2.0
                Retail.............    0.0   0.0     1.7   1.4
                Other..............    2.9   2.2     1.6   1.3
                Apartment buildings    1.4   1.1     1.3   1.1
                                    ------ -----  ------ -----
                       Total....... $132.8 100.0% $116.1 100.0%
                                    ====== =====  ====== =====



12.  Commitments and Contingencies:



   Since late 1995 a number of purported class actions have been commenced in various state and federal courts against the Company alleging that it engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (e.g., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts and, if they were to succeed at trial, the equitable remedies they seek could result in significant expense to the Company. The Company has denied any wrongdoing and has asserted numerous affirmative defenses.



   On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Company that was allegedly sold on a "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts and/or are being held in abeyance pending the outcome of the Goshen case.



   On October 21, 1997, the New York State Supreme Court granted the Company's motion for summary judgement and dismissed all claims filed in the Goshen case against the Company. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court has subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only, and has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. On August 9, 2001, the New York State Appellate Division, First Department, affirmed the ruling limiting the class to New York purchasers. On January 15, 2002, the New York State Court of Appeals granted the plaintiffs' motion for leave to appeal from that decision. The Company intends vigorously to defend that litigation. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on the Company.



   In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involved demands for unspecified damages) in connection with its business. In the opinion of management of the Company,

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)



resolution of contingent liabilities, income taxes and other matters will not have a material adverse effect on the Company's or results of operations.



   At December 31, 2001, the Company had commitments to issue $1.1 million fixed and floating rate commercial mortgages ranging from 4.80% to 7.68%, and $3.5 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 6.87% to 7.25%. As of December 31, 2001, there was an outstanding commitment to purchase a private fixed maturity security of $8.0 million with an interest rate of 10.0%.



13.  Statutory Financial Information and Regulatory Risk-Based Capital:



   Statutory net loss reported by the Company for the years ended December 31, 2001, 2000 and 1999 was $64.9 million, $35.9 million and $18.2 million, respectively. The combined statutory surplus of the Company as of December 31, 2001 and 2000 was $189.4 million and $152.6 million, respectively.



14.  Reorganization and Other Charges:



   During 2001, the Company recorded charges aggregating approximately $20.7 million on a pre-tax basis. Of this amount approximately $14.8 million represented "Reorganization Charges" taken in connection with the Company's reorganization of certain of its lines of business and $2.5 million represented "Other Charges" unrelated to the Company's reorganization activities. These charges consisted of severance for terminated employees, losses relating to the abandonment of leased office space, and certain information technology related assets, and certain other charges.



   The following table summarizes the components of the Company's
Reorganization Charges and Other Charges, respectively:



                                                                  Net
                                                                Realized
                                                      Operating  Losses  Total
                                                      --------- -------- -----
  Reorganization Charges:
  Severance benefits and incentive compensation......   $ 7.4     $ --   $ 7.4
  Leased offices.....................................     1.4       --     1.4
  Deferred policy acquisition costs..................     3.5       --     3.5
  Other..............................................     2.5       --     2.5
                                                        -----     ----   -----
         Subtotal -- Reorganization Charges..........    14.8       --    14.8
  Other Charges:
  Asset Impairments and Valuation Related Write-downs      --      2.5     2.5
  Benefits to policyholders..........................     2.1       --     2.1
  Information technology assets......................     1.0       --     1.0
  Other..............................................     0.3       --     0.3
                                                        -----     ----   -----
         Subtotal -- Other Charges...................     3.4      2.5     5.9
                                                        -----     ----   -----
  Total -- Reorganization and Other Charges..........   $18.2     $2.5   $20.7
                                                        =====     ====   =====



   All of the components of the Reorganization Charges reflected above, except $3.5 million related to deferred policy acquisition costs are included in "Other Operating Costs and Expenses" in the Company's income statement for the year ended December 31, 2001.



   All of the components of the Other Charges reflected above, except $2.5 million related to valuation write-downs and $2.1 million related to policyholder benefits, are included in "Other Operating Costs and Expenses" in the Company's income statement for the year ended December 31, 2001. The valuation write-downs are included in "Net Realized Gains (Losses) on Investments" in the Company's income statement for 2001.



   Of the reorganization charges recorded, approximately $1.4 million meet the definition of "restructuring charges" as defined by Emerging Issues Task Force Consensus 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". At December 31, 2001 a liability of $1.4 million is included in Accounts payable and other liabilities in the Company's balance sheet.

                    MONY LIFE INSURANCE COMPANY OF AMERICA



                 NOTES TO FINANCIAL STATEMENTS -- (Continued)




15.  Implication of the Events of September 11th:



   The terrorist events of September 11th had no material effect on the Company's financial position at December 31, 2001 or its results of operations for the year then ended. The net effect of life insurance claims relating to the incident (after reinsurance and the release of related policy reserves) aggregated approximately $2.1 million pre-tax. In addition, the Company incurred losses from business interruption. These losses principally arose from the temporary closing of the Company's New York corporate offices and lost revenues resulting from the volatility of the securities markets and consumer uncertainty with respect to equity based products in the aftermath of September 11th. To date, no determination has been made with respect to the Company's ability to recover the aforementioned damages under its insurance coverages.

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

   (a) Financial Statements for:


      (1) MONY Life Insurance Company of America Variable Account A [MONY Custom Master, MONYMaster and ValueMaster]:


      (a) Report of Independent Accountants;


      (b) Balance sheets as of December 31, 2001 and 2000;



      (c) Statements of income and comprehensive income for the years ended December 31, 2001, 2000, and 1999;



      (d) Statements of changes in shareholder's equity for the years ended December 31, 2001, 2000, and 1999;



      (e) Statements of cash flows for the years ended December 31, 2001, 2000, and 1999;


      (f) Notes to financial statements.


      (2) MONY America Variable Account A [Combined]



      (a) Report of Independent Accountants



      (b) Combined Statement of assets and liabilities as of December 31, 2001



      (c) Combined Statement of operations for the periods ended December 31,
   2001



      (d) Combined Statement of changes in net assets of the periods ended December 31, 2001 and December 31, 2000



      (e) Notes to Combined Financial Statements



      (3) MONY Life Insurance Company of America



      (a) Report of Independent Accountants



      (b) Balance sheets as of December 31, 2001 and 2000



      (c) Statements of income and comprehensive income for the years ended December 31, 2001, 2000 and 1999



      (d) Statements of changes in shareholder's equity for the years ended December 31, 2001, 2000 and 1999



      (e) Statements of cash flows for the years ended December 31, 2001, 2000 and 1999



      (f) Notes to financial statements


   (b) Exhibits

      (1) Resolutions of Board of Directors of MONY Life Insurance Company of America ("Company") authorizing the establishment of MONY America Variable Account A ("Variable Account"), adopted March 27, 1987, filed as Exhibit 1 of Registration Statement Nos. 33-14362 and 811-5166, dated May 18, 1987, is incorporated herein by reference.

      (2) Not applicable.

      (3) (a) Distribution Agreement among MONY Life Insurance Company of America, MONY Securities Corporation, and MONY Series Fund, Inc., filed as
   Exhibit 3(a) of Post-Effective Amendment No. 3, dated February 28, 1991, to Registration Statement No. 33-20453, is incorporated herein by reference.

      (b) Specimen Agreement with Registered Representatives, filed as Exhibit 3(b) of Pre-Effective Amendment No. 1, dated December 17, 1990, to Registration Statement Nos. 33-37722 and 811-6216, is incorporated herein by reference.

      (c) Specimen Agreement (Career Contract) between the Company and selling agents, filed as Exhibit 3(c) of Pre-Effective Amendment No. 1, dated October 26, 1987, to Registration Statement Nos. 33-14362 and 811-5166, is incorporated herein by reference.

      (d) Specimen commission schedule (Career Contract Schedule) filed as
   Exhibit 1.(3) (c) to Pre-Effective Amendment No. 1 dated December 7, 2001 to Registration Statement on Form S-6 (Registration Nos. 333-72596 and 811-4235), is incorporated herein by reference.

      (4) Form of Flexible Payment Variable Annuity Contract is filed as Exhibit (5) (a) to Pre-Effective Amendment No. 1 dated January 9, 2002 to Registration Statement on Form N-4 (Registration Nos. 333-72632 and 811-5166), is incorporated herein by reference.

      (5) Form of application for Flexible Payment Variable Annuity Contract is filed as Exhibit (5) (b) to Pre-Effective Amendment No. 1 dated January 9, 2002 to Registration Statement on Form N-4 (Registration Nos. 333-72632 and 811-5166), is incorporated herein by reference.

      (6) Articles of Incorporation and By-Laws of the Company, filed as Exhibits 6(a) and 6(b), respectively, of Registration Statement No. 33-13183, dated April 6, 1987, is incorporated herein by reference.

      (7) Not applicable.

      (8) (a) Fund Participation Agreement among Enterprise Accumulation Trust, MONY Life Insurance Company of America and MONY Life Insurance Company, filed as Exhibit 8(a) to Post-Effective Amendment No. 7 to Registration Statement on Form N-4 dated April 18, 2001 (Registration Nos. 333-72259 and 811-6216), is incorporated herein by reference.

      (b) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Retirement System Investors Inc., as sub-adviser, filed as Exhibit (d)(iii) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

      (c) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and 1740 Advisers, Inc., as sub-adviser, filed as Exhibit (d)(v) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

      (d) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Marsico Capital Management, LLC, as sub-adviser, filed as Exhibit (d)(vi) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.

      (e) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Montag & Caldwell, Inc., as sub-adviser, filed as Exhibit (d)(ii) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

      (f) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and TCW Investment Management Company, as sub-adviser, filed as Exhibit (d)(iv) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.

      (g) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and William D. Witter, Inc., as sub-adviser, filed as Exhibit (d)(vii) to Post-Effective Amendment No. #17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

      (h) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and GAMCO Investors, Inc., as sub-adviser, filed as Exhibit (d)(viii) to Post-Effective Amendment No. #17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

      (i) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Vontobel USA Inc., as sub-adviser, filed as Exhibit (d)(ix) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 2000.

      (j) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Caywood-Scholl Capital Management, as sub-adviser, filed as Exhibit (d)(xi) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

      (k) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and OpCap Advisors, as sub-adviser, filed as Exhibit (d)(xv) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.

      (l) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Sanford C. Bernstein & Co., Inc., as sub-adviser,filed as Exhibit (d)(xvi) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.

      (m) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Fred Alger Management, Inc., as sub-adviser, filed as Exhibit (d)(xiii) to Post-Effective Amendment No. 18 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 28, 1999.

      (9) Opinion and Consent of Arthur D. Woods, Vice President-Variable Products and Broker-Dealer Operations Counsel, MONY Life Insurance Company, as to the legality of the securities being registered, filed as Exhibit (9) to Registration Statement (Registration Nos. 333-72632 and 811-5166) dated November 1, 2001 is incorporated herein by reference.

      (10) Consent of PricewaterhouseCoopers LLP, Independent Accountants for MONY Life Insurance Company of America, is filed herewith as Exhibit (10).

      (11) Not applicable.

      (12) Not applicable.

Item 25.  Directors and Officers of the Depositor


        Name                   Position and Offices with Depositor
        ----                   -----------------------------------
Michael I. Roth...... Director, Chairman and Chief Executive Officer
Samuel J. Foti....... Director, President and Chief Operating Officer
Kenneth M. Levine.... Director and Executive Vice President
Richard E. Connors... Director
Richard Daddario..... Director, Vice President, and Controller
Michael Slipowitz.... Director, Vice President, and Actuary
Margaret G. Gale..... Director and Vice President
Frederick C. Tedeschi Director, Vice President and Chief Compliance Officer
Steven G. Orluck..... Director and Vice President
Sam Chiodo........... Vice President -- Corporate and Strategic Marketing
William D. Goodwin... Vice President
Evelyn L. Peos....... Vice President
David S. Waldman..... Secretary
David V. Weigel...... Treasurer



   No officer or director listed above receives any compensation from MONY America Variable Account A. Neither the Company nor any of its affiliates has paid any separately allocable compensation to any person listed for services rendered to the Account.


   The business address for all officers and directors of MONY America is 1740 Broadway, New York, New York 10019.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

   No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company of America, a wholly-owned subsidiary of MONY Life Insurance Company ("MONY").

   The following is a diagram showing all corporations directly or indirectly controlled by or under common control with MONY Life Insurance Company of America, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.) Omitted from the diagram are subsidiaries of MONY that, considered in the aggregate, would not constitute a "significant subsidiary" (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940) of MONY.

                                  [FLOW CHART]

Item 27.  Number of Contract Owners:

   As of October 16, 2001 MONY America Variable Account A had 74,964 owners of Contracts.

Item 28.  Indemnification

   The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

   SECTION 1. The Corporation shall indemnify any existing or former director, officer, employee or agent of the Corporation against all expenses incurred by them and each of them which may arise or be incurred, rendered or levied in any legal action brought or threatened against any of them for or on account of any action or omission alleged to have been committed while acting within the scope of employment as director, officer, employee or agent of the Corporation, whether or not any action is or has been filed against them and whether or not any settlement or compromise is approved by a court, all subject and pursuant to the provisions of the Articles of Incorporation of this Corporation.

   SECTION 2. The indemnification provided in this By-Law shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

   (a) MONY Securities Corporation ("MSC") is the principal underwriter for MONY Variable Account A, L and S and for MONY America Variable Account L and S.

   (b) The names, titles, and principal business addresses of the officers of MONY and MSC are listed on Schedules A and D of the respective Forms ADV for MONY (Registration No. 801-13564), as filed with the Commission on December 20, 1977 and as amended, and on Schedule A of Form BD for MSC (Registration No. 8-15289) as filed with the Commission on November 23, 1969 and as amended and on the individual officer's Form U-4, the texts of which are hereby incorporated by reference.

   (c) No commissions or other compensation was received by the principal underwriter, directly or indirectly, from MONY America Variable Account A during fiscal year 2000.

Item 30.  Location of Accounts and Records

   Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by MONY Life Insurance Company of America, in whole or in part, at its principal offices at 1740 Broadway, New York, New York 10019 or at its Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

Item 31.  Management Services

   Not applicable.

Item 32.  Undertakings

   (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

   (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

   (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                   REPRESENTATIONS RELATING TO SECTION 26 OF
                      THE INVESTMENT COMPANY ACT OF 1940

   Registrant and MONY Life Insurance Company of America represent that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by MONY Life Insurance Company of America.

                                  SIGNATURES



   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MONY America Variable Account A, has duly caused Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and the State of New York, on this 30th day of April, 2002. Registrant hereby certifies that the requirements of Rule 485(b) have been met.



                                          MONY AMERICA VARIABLE ACCOUNT A


                                          (Registrant)



                                          MONY Life Insurance Company of America


                                          (Depositor)



                                          By:                *
                                              ----------------------------------
                                                  Michael I. Roth, Director,
                                                  Chairman of the Board, and
                                                  Chief Executive Officer



   Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 1 to this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



          Signature                      Title                     Date
          ---------                      -----                     ----

              *           Director, Chairman of the Board and April 30, 2002
    ---------------------   Chief Executive Officer
       Michael I. Roth

              *           Director, President, and Chief      April 30, 2002
    ---------------------   Operating Officer
       Samuel J. Foti

              *           Director and Executive Vice         April 30, 2002
    ---------------------   President
      Kenneth M. Levine

              *           Director, Vice President and        April 30, 2002
    ---------------------   Controller
      Richard Daddario

              *           Director, Vice President and        April 30, 2002
    ---------------------   Actuary
      Michael Slipowitz

              *           Director, Vice President & Chief    April 30, 2002
    ---------------------   Compliance Officer
    Frederick C. Tedeschi

              *           Director and Vice President         April 30, 2002
    ---------------------
      Margaret G. Gale

              *           Director and Vice President         April 30, 2002
    ---------------------
      Steven G. Orluck

              *           Director and Vice President         April 30, 2002
    ---------------------
       Evelyn L. Peos

              *           Director                            April 30, 2002
    ---------------------
     Richard E. Connors

    /s/  DAVID S. WALDMAN Secretary                           April 30, 2002
    ---------------------
      David S. Waldman

*By: /s/ DAVID S. WALDMAN                                     April 30, 2002
     --------------------
      David S. Waldman,
      Attorney-in-Fact



   David S. Waldman as Attorney-in-Fact for Michael I. Roth, Samuel J. Foti, Kenneth M. Levine, Richard Daddario, Michael Slipowitz, Frederick C. Tedeschi, Margaret G. Gale, Steven G. Orluck, Evelyn L. Peos, and Richard E. Conners

                                 EXHIBIT INDEX

   Exhibit No.                          Description
   -----------                          -----------

      (10)     Consent of PricewaterhouseCoopers LLP, Independent Accountants

                                      1